                                 LEASE AGREEMENT

                                     between

                          SEAPORT PLAZA ASSOCIATES, LLC

                                  as "LANDLORD"

                                       and

                                 THE 3DO COMPANY

                                   as "TENANT"

                                TABLE OF CONTENTS


SECTION                                                                                   PAGE
-------                                                                                   ----
1.   PREMISES................................................................................5
2.   TERM....................................................................................5
3.   RENT....................................................................................7
4.   SECURITY DEPOSIT.......................................................................12
5.   USE AND COMPLIANCE WITH LAWS...........................................................13
6.   TENANT IMPROVEMENTS & ALTERATIONS......................................................17
7.   MAINTENANCE AND REPAIRS................................................................19
8.   TENANT'S TAXES.........................................................................22
9.   UTILITIES AND SERVICES.................................................................22
10.  EXCULPATION AND INDEMNIFICATION........................................................23
11.  INSURANCE..............................................................................24
12.  DAMAGE OR DESTRUCTION..................................................................26
13.  CONDEMNATION...........................................................................29
14.  ASSIGNMENT AND SUBLETTING..............................................................31
15.  DEFAULT AND REMEDIES...................................................................34
16.  LATE CHARGE AND INTEREST...............................................................37
17.  WAIVER.................................................................................37
18.  ENTRY, INSPECTION AND CLOSURE..........................................................38
19.  SURRENDER AND HOLDING OVER.............................................................38
20.  ENCUMBRANCES...........................................................................39
21.  ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.........................................40
22.  NOTICES................................................................................41
23.  ATTORNEYS'FEES.........................................................................42
24.  QUIET POSSESSION.......................................................................42
25.  SECURITY MEASURES......................................................................42
26.  FORCE MAJEURE..........................................................................42
27.  RULES AND REGULATIONS..................................................................43
28.  LANDLORD'S LIABILITY...................................................................43
29.  CONSENTS AND APPROVALS.................................................................43
30.  WAIVER OF RIGHT TO JURY TRIAL..........................................................44
31.  BROKERS................................................................................44
32.  RELOCATION OF PREMISES.................................................................44
33.  ARBITRATION OF SELECTED DISPUTES.......................................................44
34.  ENTIRE AGREEMENT.......................................................................46
35.  MISCELLANEOUS..........................................................................46
36.  AUTHORITY..............................................................................47


                             INDEX OF DEFINED TERMS


Additional Rent....................................10
Alterations........................................17
Award..............................................29
Broker.............................................44
Building............................................5
Building 100........................................5
Building 200........................................5
Building Rules.....................................43
Building Systems...................................14
Cessation of Construction Termination Notice........6
Change in Control..................................31
Claims.............................................23
Commencement Date...................................5
Condemnation.......................................29
Condemnor..........................................29
Construction Rider..................................5
Controls...........................................22
Date of Condemnation...............................29
Effective Date......................................6
Encumbrance........................................39
Environmental Losses...............................14
Environmental Requirements.........................14
Event of Default...................................34
Executed Lease Delivery Date........................5
Expiration Date.....................................5
Failure to Commence Termination Notice..............6
Fees...............................................42
Handled by Tenant..................................14
Handling by Tenant.................................14
Hazardous Materials................................14
Hazardous Materials Rent Abatement.................17
HVAC...............................................14
Interest Rate......................................37
Landlord............................................5
Landlord Delay......................................5
Laws................................................8
Mortgagee..........................................40
Newly Enacted Laws..................................8
Operating Costs.....................................7
Outside Date........................................6
Outside Date Termination Notice.....................6
Parking Facility....................................5
Permitted Hazardous Materials......................15
Premises............................................5
Project.............................................5
Property............................................5
Property Manager...................................25
Proposed Transferee................................31
Rent...............................................12
Rent Commencement Date..............................5
Rental Tax.........................................22
Representatives....................................14
Security Deposit...................................12
Service Failure....................................23
Taxes..............................................10
Tenant..............................................5
Tenant Improvements................................17
Tenant's Share.....................................10
Tenant's Taxes.....................................22
Term................................................5
Trade Fixtures.....................................19
Transfer...........................................31
Transferee.........................................31
Visitors...........................................14


                             BASIC LEASE INFORMATION


LEASE DATE:                         For identification purposes only, the date
                                    of this Lease is July 12, 1999

LANDLORD:                           SEAPORT PLAZA ASSOCIATES, LLC, a California
                                    limited liability company

TENANT:                             The 3DO Company, a California corporation

PROJECT:                            Seaport Plaza, consisting of two (2)
                                    buildings (hereinafter referred to as the "100 Building" and the "200 Building", respectively), the associated land and common areas

RENTABLE AREA OF THE PROJECT:       Approximately 159,350 rentable square feet

ADDRESS OF THE 100 BUILDING:        100 Cardinal Way
                                    Redwood City, CA

RENTABLE AREA OF THE 100 BUILDING:  Approximately 79,675 rentable square feet

ADDRESS OF THE 200 BUILDING:        200 Cardinal Way
                                    Redwood City, CA

RENTABLE AREA OF THE 200 BUILDING:  Approximately 79,675 rentable square feet


PREMISES (CONSISTING OF THE 100
BUILDING AND THE 200 BUILDING):     Approximately 159,350 rentable square feet

TERM:                               Commencing on the Commencement Date and
                                    continuing for 144 full calendar months
                                    following the Rent Commencement Date
                                    (plus any partial month following the
                                    Rent Commencement Date); provided,
                                    however, that if the Rent Commencement
                                    Date is different for each of the
                                    Buildings, then the Term shall only
                                    continue for 144 full calendar months
                                    following the Rent Commencement Date for the first Building (plus any partial month following the Rent Commencement
                                    Date for the first Building)

COMMENCEMENT DATE:                  The date Landlord delivers this Lease to
                                    Tenant after this Lease has been fully
                                    executed by Landlord and Tenant




RENT COMMENCEMENT DATE:             December 1, 2000, subject to extension for
                                    reasons of Landlord Delay and force
                                    majeure delay, as more particularly
                                    described in Section 2 of this Lease

EXPIRATION DATE:                    The last day of the 144th full calendar
                                    month following the Rent Commencement Date

BASE RENT FOLLOWING THE RENT        Months following the Rent Commencement Date:
COMMENCEMENT DATE:
                                    Months 01 - 12:   $2.55 per rentable square
                                                      foot per month
                                    Months 13 - 24:   $2.63 per rentable square
                                                      foot per month
                                    Months 25 - 36:   $2.71 per rentable square
                                                      foot per month
                                    Months 37 - 48:   $2.79 per rentable square
                                                      foot per month
                                    Months 49 - 60:   $2.87 per rentable square
                                                      foot per month
                                    Months 61 - 72:   $2.96 per rentable square
                                                      foot per month
                                    Months 73 - 84:   $3.04 per rentable square
                                                      foot per month
                                    Months 85 - 96:   $3.14 per rentable square
                                                      foot per month
                                    Months 97 - 108:  $3.23 per rentable square
                                                      foot per month
                                    Months 109 - 120: $3.33 per rentable square
                                                      foot per month
                                    Months 121 - 132: $3.43 per rentable square
                                                      foot per month
                                    Months 133 - 144: $3.53 per rentable square
                                                      foot per month

MAINTENANCE,                        This is a "triple net lease" where Tenant is
OPERATING COSTS AND                 responsible for maintenance, operating costs
TAXES:                              and taxes, all in accordance with the
                                    applicable provisions of the Lease.

TENANT'S SHARE:                     100% (with respect to both the 100 Building
                                    and the 200 Building together) and 50% with
                                    respect to each such separate Building

SECURITY DEPOSIT:                   (a) $816,000.00 Letter of Credit
                                        (including the cash proceeds thereof, as
                                        provided in Section 37 of this Lease),
                                        and
                                    (b) $5,240,000.00 Letter of Credit

LANDLORD'S ADDRESS                  Seaport Plaza Associates, LLC
FOR PAYMENT OF RENT:                Ten Almaden Boulevard, Suite 430
                                    San Jose, CA 95113


LANDLORD'S ADDRESS                  Seaport Plaza Associates, LLC
FOR NOTICES:                        Ten Almaden Boulevard, #430
                                    San Jose, CA 95113

                                    with a copy to:

                                    Seaport Plaza Associates, LLC
                                    2929 Campus Drive, Suite 450
                                    San Mateo, CA  94403
                                    Attn:  General Counsel

TENANT'S ADDRESS                    Before the Rent Commencement Date:
FOR NOTICES:                        600 Galveston Drive
                                    Redwood City, CA 94063
                                    Attn:  Chief Financial Officer

                                    After the Rent Commencement Date

                                    At the Premises
                                    Attn:  Chief Financial Officer

BROKER(S):                          Commercial Property Services

GUARANTOR(S):                       The 3DO Company (a Delaware corporation)

PROPERTY MANAGER:                   Cornerstone Properties Limited Partnership
                                    dba Wilson-Cornerstone Properties Limited
                                    Partnership

ADDITIONAL PROVISIONS:              37.      $816,000.00 Letter of Credit
                                    38.      $5,240,000.00 Letter of Credit
                                    39.      Parking
                                    40.      Tenant's Monument Sign
                                    41.      Extension Option
                                    42.      Guaranty of Lease and Conditions to
                                             Termination of Guaranty

EXHIBITS:

Exhibit A-1:         The Portion of the Premises located in the 100
                     Building
Exhibit A-2:         The Portion of the Premises located in the 200
                     Building
Exhibit A-3:         Monument Sign Location
Exhibit B:           Construction Rider
Exhibit C:           Building Rules
Exhibit D:           Additional Provisions
Exhibit E:           Approved Letter of Credit Form
Exhibit F:           Memorandum of Lease
Exhibit G:           Form of Consent to Assignment
Exhibit H:           Form of Consent to Sublease
Exhibit I:           Form of Guaranty


         The Basic Lease Information set forth above is part of the Lease. In the event of any conflict between any provision in the Basic Lease Information and the Lease, the Lease shall control.

         THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between the Landlord identified in the Basic Lease Information ("LANDLORD"), and the Tenant identified in the Basic Lease Information ("TENANT"). Landlord and Tenant hereby agree as follows:

1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the office space identified in the Basic Lease Information as the Premises (the "PREMISES"), consisting of the two (2) Buildings identified as Building 100 ("BUILDING 100") and ("BUILDING 200") to be constructed by Landlord at the addresses specified in the Basic Lease Information (each, a "BUILDING"). The approximate configuration and location of Building 100 is shown on EXHIBIT A-1. The approximate configuration and location of Building 200 is shown on EXHIBIT A-2. As more particularly described in Section 2.1 of Exhibit B to this Lease, Landlord shall have the square feet of rentable area of the Buildings established by the Building Architect upon completion of the Final Working Drawings (as such terms are defined in Exhibit B) based upon BOMA, American National Standard Z.651-1996; provided, however, if the rentable area of the Premises is greater than 160,944 square feet, Tenant shall not be obligated to pay Base Rent, Operating Costs and Taxes (as hereinafter defined) on that portion of the Premises greater than 160,944 rentable square feet. Each Building, together with the parking facilities serving such Building (the "PARKING FACILITY"), and the parcel(s) of land on which such Building and the Parking Facility are situated and all appurtenant easements, private roads, sidewalks, driveways, loading areas and other improvements located thereon (collectively, the "PROPERTY"), are part of the Project identified in the Basic Lease Information (the "PROJECT"). The Project consists of Lot 1 and the parcel designated Cardinal Way, as shown on that map entitled "SEAPORT PLAZA SUBDIVISION MAP", filed in the office of the County Recorder of San Mateo County, State of California, on November 17, 1998 in Book 129 of Maps at page(s) 10 and 11. Landlord represents and warrants to Tenant that Landlord has not recorded any covenants, conditions and restrictions against the Project.

2.       TERM.

         2.1. TERM. The term of this Lease (the "TERM") shall commence on the Commencement Date as described below and, unless sooner terminated, shall expire on the Expiration Date set forth in the Basic Lease Information (the "EXPIRATION DATE"). The "COMMENCEMENT DATE" shall be the date Landlord delivers to Tenant a fully executed original copy of this Lease after Landlord and Tenant have fully executed this Lease (the "EXECUTED LEASE DELIVERY DATE").

         2.2. RENT COMMENCEMENT DATE. The "RENT COMMENCEMENT DATE" (which term shall be used, as applicable, for (a) both Buildings if the Rent Commencement Date is simultaneous, or (b) each Building, if the Rent Commencement Date is different for each Building) shall be the earlier of (a) December 1, 2000 (subject to day for day extension for each day of (i) "LANDLORD DELAY" as such term is defined in the Construction Rider attached as EXHIBIT B (the "CONSTRUCTION RIDER"), and (ii) force majeure delay); or (b) with respect to either Building, the date upon which Tenant, with Landlord's written permission, actually occupies and conducts business in any portion of such Building (it being agreed by the parties that each Building may have a separate Rent Commencement Date). Landlord shall not be liable for any claims, damages or liabilities if the Premises are not ready for occupancy by the Rent Commencement Date. When the Rent Commencement Date has been established (whether for each Building if there are separate Rent
Commencement Dates, or both Buildings), Landlord and Tenant shall at the request of either party confirm the Rent Commencement Date and Expiration
Date in writing.

         2.3.     TENANT'S TERMINATION RIGHTS RELATING TO CONSTRUCTION.

                  (a) LANDLORD'S FAILURE TO COMMENCE BASE BUILDING WORK. If Landlord does not receive the foundation permit and start driving indicator piles as the first step in construction of the of the Base Building Work (as defined in the Construction Rider) within one hundred eighty (180) days following the Executed Lease Delivery Date, then Tenant's sole remedy shall be the right to deliver a notice to Landlord ("FAILURE TO COMMENCE TERMINATION NOTICE") electing to terminate this Lease effective on Landlord's receipt of such notice. Such Failure to Commence Termination Notice must be delivered by Tenant, if at all, no earlier than the expiration of such one hundred eighty
(180) day period and no later than twenty (20) days following the end of such one hundred eighty (180) day period.

                  (b) CESSATION OF CONSTRUCTION. If construction of the Base Building Work ceases for more than one hundred fifty (150) consecutive days, then Tenant may deliver a notice to Landlord ("CESSATION OF CONSTRUCTION TERMINATION NOTICE") electing to terminate this Lease effective on Landlord's receipt of such notice; provided, however, that such one hundred fifty (150) consecutive day period shall be extended day-for-day for each day of Tenant Delay and force majeure delays. Notwithstanding any provision in this Lease to the contrary, for the purposes of this Section 2.3 (b) "force majeure" delays shall not include delays caused by the investigation, removal or remediation of any (known or unknown) Hazardous Materials (as hereinafter defined) located on the Property. Such Cessation of Construction Termination Notice must be delivered to Landlord by Tenant, if at all, no earlier than the expiration of such one hundred fifty (150) day period (as such one hundred fifty (150) day period may be extended by Tenant Delay or by such force majeure delays as are not associated with Hazardous Materials) and no later than twenty (20) days following the end of such one hundred fifty (150) day period.

                  (c) LANDLORD'S FAILURE TO COMPLETE CONSTRUCTION OF BASE BUILDING WORK. For purposes of this Section 2, the "OUTSIDE DATE" shall be June 1, 2001, as extended by the number of days of Tenant Delay; provided, however, the Outside Date shall not be extended by reason of Landlord Delay or force majeure delays. Notwithstanding any provision in this Lease to the contrary, if Landlord does not complete construction of the Base Building Work by the Outside Date, Tenant's sole remedy shall be the right to deliver a notice to Landlord ("OUTSIDE DATE TERMINATION NOTICE") electing to terminate this Lease effective on Landlord's receipt of the Outside Date Termination Notice ("EFFECTIVE DATE"). The Outside Date Termination Notice must be delivered by Tenant, if at all, no earlier than the Outside Date and no later than fifteen (15) Business Days following the Outside Date.

         2.4. RETURN OF SUMS AND LETTERS OF CREDIT UPON TENANT'S TERMINATION OF LEASE PURSUANT TO SECTION 2.3. Upon any such termination of this Lease by Tenant pursuant to the provisions of Section 2.3 of this Lease, Landlord promptly shall return to Tenant (i) all sums paid by Tenant to Landlord under this Lease and (ii) the Letters of Credit issued in favor of Landlord in connection with this Lease.

3.       RENT.

         3.1. BASE RENT. Tenant agrees to pay to Landlord the Base Rent set forth in the Basic Lease Information, without prior notice or demand, on the first day of each and every calendar month commencing on the Rent Commencement Date for each Building (if the two Buildings have separate Rent Commencement Dates) and continuing during the Term, except that Base Rent for the first full calendar month in which Base Rent is payable shall be paid upon Tenant's execution of this Lease and Base Rent for any partial month at the following the Rent Commencement Date shall be paid on the Rent Commencement Date. Base Rent for any partial month following the Rent Commencement Date or at the end of the Term shall be prorated based on the actual number of days in the month.

         If the Basic Lease Information provides for any change in Base Rent by reference to years or months (without specifying particular dates), the change will take effect on the applicable annual or monthly anniversary of the Rent Commencement Date (which won't necessarily be the first day of a calendar month).

         3.2.     ADDITIONAL RENT: OPERATING COSTS AND TAXES.

                  (a)      DEFINITIONS.

                   (1) "OPERATING COSTS" means all costs of managing, operating, maintaining and repairing the areas of the Project located outside of the Buildings, including, without limitation, the sidewalks, driveways, storm drain lines, water lines, pipes, and landscaping improvements, and the Parking Facility (including the portion of the Parking Facility located below the Buildings) (all such areas outside of the Buildings being collectively referred to as the "Outside Areas") including all costs, expenditures, fees and charges for: (A) maintenance and repair of the Outside Areas; (B) utilities and services (including recycling programs and trash removal), and associated supplies and materials; (C) compensation (including employment taxes and fringe benefits) for persons (at or below the level equivalent to senior property manager or senior engineering manager) who perform duties in connection with the operation, management, maintenance and repair of the Outside Areas, such compensation to be appropriately allocated for persons who also perform duties unrelated to the Project; (D) property (including coverage for earthquake and flood if carried by Landlord), liability, rental income and other insurance relating to the Project, and (i) expenditures for deductible amounts paid under such insurance, provided that in any calendar year in which Landlord pays the deductible amount under such insurance, Tenant's Share of such deductible amount shall be limited to Thirty-Five Cents ($0.35) per rentable square foot in the Premises (excluding earthquake insurance, which shall be payable pursuant to the following provisions), and (ii) expenditures for deductible amounts paid in any calendar year under earthquake insurance, subject to the following limitations: (x) in the year in which Landlord pays the deductible amount under earthquake insurance, Tenant's Share of the deductible amount under earthquake insurance shall be limited to Ninety-Four Cents ($0.94) per rentable square foot in the Premises, and (y) in subsequent calendar years, Tenant's Share of that portion of the earthquake insurance deductible in excess of Ninety-Four Cents ($0.94) per rentable square foot in the Premises (the "Excess Deductible") under (x) shall be amortized over a period of ten
(10) years commencing in the calendar year following the year in which Landlord pays the deductible, provided that Tenant's Share of the Excess Deductible shall not exceed Ninety-Four Cents ($0.94) per rentable square foot in the Premises in any calendar year; (E) licenses, permits and inspections; (F) complying with the requirements of any law, statute, ordinance or governmental rule or regulation or any orders pursuant thereto (collectively "LAWS") either (i) not in effect as of the Rent Commencement
Date or (ii) as any Laws in effect as of the Rent Commencement Date may be amended, changed, added to, interpreted or re-interpreted by applicable governmental authority or court decision, or administrative ruling subsequent to the Rent Commencement Date (such [i] and [ii] being herein called "NEWLY ENACTED LAWS"; (G) amortization of capital replacements, repairs or improvements to (x) the Outside Areas, and (y) the Premises (as if such compliance with Laws to the Premises were part of the Outside Areas) when required to comply with Laws, as provided under the provisions of Section 5.1 of this Lease, with interest on the unamortized balance at the rate paid by Landlord on funds borrowed to finance such capital improvements (or, if Landlord finances such improvements out of Landlord's funds without borrowing, the rate that Landlord would have paid to borrow such funds, as reasonably determined by Landlord), over their useful life as Landlord shall reasonably determine; (H) [intentionally deleted]; (I) property management fees not to exceed the lesser of (x) the rate of property management fees charged by managers which are unaffiliated to Landlord for managing comparable single tenant commercial properties, providing similar services as are being provided Tenant, in the vicinity of the Project, or (y) two and one-half percent (2.5%) of the Base Rent and Additional Rent at the Project;
(J) accounting, legal and other professional services incurred in connection with the operation of the Project and the calculation of Operating Costs and Taxes; (K) a reasonable allowance for depreciation on machinery and equipment used to maintain the Project; (L) contesting the validity or applicability of any Laws that may affect the Project; (M) the Project's share of any shared or common area maintenance fees and expenses (including costs and expenses of operating, managing, owning and maintaining the Parking Facility, and an allocation of the costs associated with the private road serving the Project); and (N) any other cost, expenditure, fee or charge, whether or not hereinbefore described, which in accordance with generally accepted property management practices would be considered an expense of managing, operating, maintaining and repairing the Project.

Operating Costs shall not include:

     1) interest and principal payments on loans or indebtedness secured by the Project;

     2) costs that could properly be capitalized under generally accepted accounting principles and which are not otherwise excluded by any of the Operating Cost exclusions set forth herein, except to the extent the costs of such items are amortized in accordance with the provisions of Subsection 3.2
         (a)(1)(G) above;

     3) utility charges paid by Tenant directly to the applicable public utility company;

     4) leasing commissions, attorneys' fees and other expenses incurred in connection with leasing space in the Project or enforcing such leases;

     5) depreciation or amortization, other than as specifically enumerated in the definition of Operating Costs above;

     6) costs, fines or penalties incurred due to the violation of any Law by Landlord, or by Landlord's employees or agents;

     7) repairs or other work occasioned by fire, windstorm or other casualty or hazard, provided, however, Tenant shall be responsible for any deductible portion of insurance proceeds as provided in Subsection 3.2(a)(1)(D) above;

     8)  repairs or rebuilding necessitated by condemnation;

     9) costs of repairs directly resulting from the negligence or willful misconduct of Landlord, its agents or employees;

    10) amounts paid to subsidiaries or other affiliates of Landlord (i.e., persons or companies controlled by, under common control with, or which control, Landlord) for services on or to the Outside Areas (or any portion thereof), to the extent only that the costs of such services exceed competitive costs of such services were they not so rendered by a subsidiary or other affiliate of Landlord;

    11) the costs of maintaining, repairing or replacing any of the structural elements of the Parking Facility;

    12)  the costs to correct any construction defects in the Outside Areas;

    13) the costs to comply with any covenant, condition, restriction, or insurance underwriter's requirements in effect and applicable to the Project on the Rent Commencement Date;

    14) any costs for which Landlord is entitled to be reimbursed by Landlord's insurance carrier;

    15) any costs for which Landlord is actually reimbursed by third parties other than Landlord's insurance carrier;

    16) costs with respect to (a) violation of any Law with respect to Base Building Work, or (b) construction or design defects in the Base Building Work;

    17) the costs of maintaining, repairing or replacing the structural elements of the Buildings;

    18) any costs associated with the investigation or remediation of Hazardous Materials (which subject is covered exclusively by the provisions of Section 5.2 of this Lease); and

    19) costs (including rental and other expenses) associated with any office used by Landlord for management of the Project.

                   (2) "TAXES" means: all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Project; governmental charges, fees or assessments for transit or traffic mitigation (including area-wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Project; personal property taxes assessed on the personal property of Landlord used in the operation of the Project; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Project or the personal property described above; any increases in the foregoing caused by changes in assessed valuation, tax rate or other factors or circumstances; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above. Taxes shall not include any state and federal personal or corporate income taxes measured by the income of Landlord from all sources (other than taxes on rent at the Property), as well as any franchise, inheritance, or estate, succession, gift tax, or capital levy, or any sales tax (except any sales tax applicable to the receipt of rent) or transfer tax. Taxes shall not any include penalty or interest for Landlord's failure to pay taxes when due, other than those attributable to Tenant's failure to comply timely with Tenant's obligations under this Lease. Landlord agrees that for the purpose of this Lease any special assessments or special taxes for public improvements to the property will be amortized, with interest at the rate payable to the assessing or taxing authority, over the maximum time Landlord is permitted to pay such special assessment or special tax without penalty. To the extent paid by Tenant or other tenants as "Tenant's Taxes" (as defined in Section 8 - TENANT'S TAXES), "Tenant's Taxes" shall be excluded from Taxes.

                   (3) "TENANT'S SHARE" means the Rentable Area of the Premises divided by the total Rentable Area of the Project, as set forth in the Basic Lease Information. If the Rentable Area of the Project is changed or the Rentable Area of the Premises is changed by Tenant's leasing less than all of the Premises or for any other reason, Tenant's Share shall be adjusted accordingly.

              (b) ADDITIONAL RENT. Tenant shall pay Landlord as "ADDITIONAL RENT" for each calendar year or portion thereof following the Rent Commencement Date for each Building, if the two Buildings have separate Rent Commencement Dates (in which event Tenant's Share of Additional Rent shall be 50% for the time period between the Rent Commencement Date for the first Building and the Rent Commencement Date for the second Building), Tenant's Share of the sum of (x) the amount of Operating Costs, and (y) the amount of Taxes, as follows:

         (1) OPERATING COSTS.

             (a) Prior to the Rent Commencement Date Landlord shall notify Tenant of Landlord's estimate of Operating Costs and for the partial calendar year following the Rent Commencement Date; and prior to each calendar year thereafter, Landlord shall notify Tenant of Landlord's estimate of Operating Costs for the following calendar year. Commencing on the Rent Commencement Date, and with respect to subsequent calendar years, on the first day of January of each calendar year and continuing on the first day of every month thereafter in such year, Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated annual Operating Costs. If Landlord thereafter estimates that Operating Costs for such year will vary from Landlord's prior estimate, Landlord may, by notice to Tenant, revise the estimate for such year (and Operating Costs shall thereafter be payable based on the revised estimate).

             (b) As soon as reasonably practicable after the end of each calendar year, Landlord shall furnish Tenant a statement with respect to such year, showing Operating Costs for the year, and the total payments made by Tenant with respect thereto. Unless Tenant raises any objections to Landlord's statement within ninety (90) days after receipt of the same, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute such statement or any item therein or the computation of Operating Costs based thereon. If Tenant does object to such statement, then Landlord shall provide Tenant with reasonable verification of the figures shown on the statement and the parties shall negotiate in good faith to resolve any disputes. Any objection of Tenant to Landlord's statement and resolution of any dispute shall not postpone the time for payment of any amounts due Tenant or Landlord based on Landlord's statement, nor shall any failure of Landlord to deliver Landlord's statement in a timely manner relieve Tenant of Tenant's obligation to pay any amounts due Landlord based on Landlord's statement.

             (c) If Tenant's Operating Costs as finally determined for any calendar year exceeds the total payments made by Tenant on account thereof, Tenant shall pay Landlord the deficiency within twenty (20) days of Tenant's receipt of Landlord's statement. If the total payments made by Tenant on account thereof exceed Tenant's Operating Costs as finally determined for such year, Tenant's excess payment shall be credited toward the rent next due from Tenant under this Lease. For any partial calendar year following the Rent Commencement Date or at the end of the Term, Operating Costs shall be prorated on the basis of a 365-day year by computing Tenant's Share of Operating Costs for the entire year and then prorating such amount for the number of days during such year included in the Term. Notwithstanding the termination of this Lease, Landlord shall pay to Tenant or Tenant shall pay to Landlord, as the case may be, within twenty (20) days after Tenant's receipt of Landlord's final statement for the calendar year in which this Lease terminates, the difference between Tenant's Operating Costs for that year, as finally determined by Landlord, and the total amount previously paid by Tenant on account thereof. The obligations of Landlord to refund any overpayment of Operating Costs and of Tenant to pay any Operating Costs not previously paid shall survive the expiration of the Term.

         (2)      TAXES.

             (a) Tenant shall be responsible to pay to Landlord Tenant's Share of all Taxes accruing from the Rent Commencement Date, and continuing through the Term (including any Extension Term). For any partial calendar year following the Rent Commencement Date or ending at the end of the Term, Taxes shall be prorated on the basis of a 365-day year by computing Tenant's Share of Taxes for the entire year and then prorating such amount for the number of days during such year following the Rent Commencement Date or at the end of the Term. At such time as Landlord learns the amount of Taxes due for any calendar year for which Tenant is obligated to pay Landlord as provided above in this subsection, Landlord shall promptly give written notice to Tenant of all Taxes due. Tenant shall pay such Taxes to Landlord no later than the date which is the later of (i) thirty (30) days after Tenant's receipt of notice of the amount of such Taxes, or (ii) sixty (60) days prior to the date Taxes become delinquent. Tenant shall also pay to Landlord on demand all interest, penalties and late charges with respect to Taxes resulting from Tenant's failure to pay Taxes to Landlord within the time specified in the immediately preceding sentence. If for any reason Taxes for any calendar year during the Term following the Rent Commencement Date are refunded, Landlord shall promptly refund to Tenant the amount of refund of Taxes which were paid by Tenant to Landlord. The obligations of Landlord to refund any overpayment of Taxes and of Tenant to pay any Taxes not previously paid shall survive the expiration of the Term.

             (b) Landlord shall notify Tenant in writing of any material change in any Tax assessment or reassessment of the Project within sufficient time to allow Tenant to review such assessment or reassessment; and Tenant shall have the right, at Tenant's cost and expense, to cause Landlord, by appropriate proceedings, to protest or contest any such assessment or reassessment of the Project used as the basis of determining Taxes. Landlord shall cooperate in good faith with Tenant in connection with any such protest or contest. Landlord shall promptly refund to Tenant any reimbursements or refunds of Taxes obtained by Landlord as a result of any such protest or contest.

         3.3. PAYMENT OF RENT. All amounts payable or reimbursable by Tenant under this Lease, including late charges and interest (collectively, "RENT"), shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease. All sums payable to Landlord on demand under the terms of this Lease shall be payable within thirty (30) days after notice from Landlord of the amounts due. All rent shall be paid without offset, recoupment or deduction in lawful money of the United States of America to Landlord at Landlord's Address for Payment of Rent as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate.

4. SECURITY DEPOSIT. On execution of this Lease, Tenant shall deposit with Landlord the letters of credit identified in Sections 37 and 38 below as the Security Deposit (collectively, the "SECURITY DEPOSIT", which term shall include the $408,000 portion of the cash deposit as described in Section 37 (b) below and all amounts drawn on either of both letters of credit), as security for the performance of Tenant's obligations under this Lease. Landlord may (but shall have no obligation

to) use the Security Deposit or any portion thereof to cure any breach or default by Tenant under this Lease, or to compensate Landlord for any damage it incurs as a result of Tenant's failure to perform any of Tenant's obligations hereunder. Subject to Tenant's obligation to replenish, if necessary, the cash portion of the Security Deposit, Landlord shall first look to the cash portion of the Security Deposit before calling on the letters of credit. In such event, Tenant shall pay to Landlord on demand an amount in the form of cash, or a replacement letter of credit, sufficient to replenish the Security Deposit to the full amount of the cash specified in the Basic Lease Information and the applicable Face Amounts (defined in Sections 37 and 38 below) of the letters of credit. Notwithstanding the foregoing or any other provision of this Lease, Landlord agrees that it will only draw on L/C #2 (as defined in Section 38 below) the amount necessary to fulfill or perform the following Tenant obligations after first applying any cash portion of the Security Deposit towards such obligations: to pay any rent, insurance premiums, insurance deductibles or Taxes, to compensate Landlord for any damage it incurs as a result of Tenant's failure to perform any of Tenant's obligations under this Lease, to replenish the $408,000 cash deposit portion of the Security Deposit, and if Tenant does not renew or replace L/C #2 as provided in Section 38, Landlord may draw the entire amount of L/C #2. Within thirty (30) days after the expiration or termination of this Lease, Landlord shall promptly return the Security Deposit to Tenant in accordance with the provisions of California Civil Code Section 1950.7 or any successor statute thereto; provided, however, that if Tenant is then in default or there is an outstanding Claim (as defined in Section 10.1 below) for which Landlord has made written demand upon Tenant, then Landlord shall be entitled to withhold one hundred twenty-five percent (125%) of Landlord's reasonable estimate of the amount that Tenant owes Landlord on account of such default or Claim until there is settlement, resolved litigation, or other disposition determining the validity of the right of Landlord to withhold such amount. Landlord may commingle any cash portion of the Security Deposit with Landlord's general and other funds. Landlord shall not be required to pay interest on the Security Deposit to Tenant. Tenant acknowledges that Landlord has agreed to accept letters of credit in lieu of an additional cash deposit as an accommodation to Tenant and Tenant agrees that the letters of credit and all amounts drawn thereunder shall be treated for all purposes under this Lease as if a cash deposit had been tendered to Landlord upon the execution of this Lease.

5.       USE AND COMPLIANCE WITH LAWS.

         5.1. USE. The Premises may be used and occupied only for general business office, sales, administrative, software engineering, and software research and development purposes and for no other use or purpose without Landlord's prior consent, which consent shall not be unreasonably withheld. In addition to other reasons Landlord may have to withhold consent to a change in use of the Premises by Tenant, Landlord may withhold consent if the proposed use is either not compatible with the use as an office building or violates another provision of this Lease. Tenant shall comply with all present and future Laws relating to Tenant's use or occupancy of the Premises (and make any repairs, alterations or improvements as required to comply with all such Laws), and shall observe the "Building Rules" (as defined in Section 27 - RULES AND REGULATIONS), except that repairs or alterations required to comply with Laws generally applicable to the condition of the Premises for use as office space, and not required or caused by Tenant's particular use or activities or by any Alterations made or proposed by Tenant, shall be made by Landlord (and the cost thereof, if such cost is not subject to any of the exclusions to Operating Costs, shall be included in Operating Costs either as an expense or as a capital item to be amortized pursuant to the provisions of
Section 3.2(a)(1)(G) above). Tenant shall not do, bring, keep or sell anything in or about the Premises that is prohibited by, or that will cause a cancellation of, or an increase in the existing premium (unless within fifteen days after Landlord gives Tenant written notice of such increase in premium, Tenant agrees in writing to pay for such increase) for, any insurance policy covering the Project or any part thereof. Tenant shall not permit the Premises to be occupied or used in any manner that will constitute waste or a nuisance. Tenant shall not, without the prior consent of Landlord, bring into the Building or the Premises anything that may cause substantial noise, odor or vibration, overload the floors in the Building or any of the heating, ventilating and air-conditioning ("HVAC"), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building ("BUILDING SYSTEMS"), or jeopardize the structural integrity of the Building or any part thereof.

         5.2.     HAZARDOUS MATERIALS.

                  (a)      DEFINITIONS.

                            (1) "HAZARDOUS MATERIALS" shall mean any
substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 ET SEQ., and the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 ET SEQ., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

                            (2) "ENVIRONMENTAL REQUIREMENTS" shall mean all
present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

                            (3) "HANDLED BY TENANT" and "HANDLING BY TENANT"
shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, assignees, sublessees, transferees or representatives (collectively, "REPRESENTATIVES") or its guests, customers, invitees, or visitors (collectively, "VISITORS"), at or about the Premises in connection with or involving Hazardous Materials.

                            (4) "ENVIRONMENTAL LOSSES" shall mean all costs and
expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Project.

                           (b) TENANT'S COVENANTS. No Hazardous Materials shall
be Handled by Tenant at or about the Premises or Project without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies ("PERMITTED HAZARDOUS MATERIALS"), may be used and stored at the Premises without Landlord's prior written consent, provided that Tenant's activities at or about the Premises and Project and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Project all Hazardous Materials Handled by Tenant at the Premises or the Project. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Section by all of Tenant's Representatives and Visitors, and all of Tenant's obligations under this Section (including its indemnification obligations under paragraph (e) below) shall survive the expiration or termination of this Lease.

                  (c) COMPLIANCE. Tenant shall at Tenant's expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Project, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant's quiet enjoyment of the Project or Landlord's use, operation, leasing and sale of the Project. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Project. If any lien attaches to the Premises or the Project in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant on demand.

                           (d) LANDLORD'S RIGHTS. Upon reasonable oral or
written notice to Tenant (and without notice in emergencies), Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant's compliance with the provisions of this Section 5.2, and (ii) to perform Tenant's obligations under this Section if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous

Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. If Tenant violates the provisions of this Section 5.2, then Tenant shall pay to Landlord on demand the costs of Landlord's consultants' fees and all costs incurred by Landlord in performing Tenant's obligations under this Section. Landlord shall use reasonable efforts to minimize any interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

                           (e) TENANT'S INDEMNIFICATION. Tenant agrees to
indemnify, defend, protect and hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys', experts' and consultants' fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Project or Tenant's failure to comply in full with all Environmental Requirements with respect to the Premises.

                  (f) LANDLORD'S REPRESENTATIONS. Landlord hereby represents and warrants to Tenant that (i) Landlord has, as of the date of this Lease, Landlord has given to Tenant a copy of all environmental reports with respect to the Project which are in Landlord's possession, and (ii) Landlord has received no notification from any private, governmental, or other entity that the Project does not comply with any environmental Laws.

                  (g) LANDLORD'S RESPONSIBILITIES AND INDEMNIFICATION. Landlord shall not use any of the Land or Building for any activities involving the use, generation, handling, release, threatened release, treatment, storage, discharge, disposal or transportation of any Hazardous Materials, except in such quantity or concentration that is customarily used, stored or disposed in the ordinary course of the business so long as such activity duly complies with applicable Laws and good business practice. If Landlord violates the foregoing covenant resulting in an Environmental Claim (as hereinafter defined) with respect to the Premises, then Landlord agrees to (a) notify Tenant immediately of any such Environmental Claim and (b) clean up any contamination in full compliance with all applicable Laws at Landlord's cost. In accordance with the provisions of the immediately preceding sentence, Landlord shall be responsible for any Environmental Claim for Hazardous Materials (x) existing on the Property on the date of this Lease, and (y) caused by third parties (except to the extent any Environmental Claim for Hazardous Materials is caused by Handling by Tenant). Any Environmental Claim for Hazardous Materials not caused by Handling by Tenant shall not be included in Operating Costs or otherwise be the responsibility of Tenant; provided, however, Tenant shall be responsible for any Environmental Claim for Hazardous Material to the extent of any Handling by Tenant of Hazardous Materials, as otherwise provided in this Section 5.2. "Environmental Claim" means any claim, demand, action, cause of action, suit, damage, punitive damage, fine, penalty, expense, liability, criminal liability, judgment, or governmental investigation relating to remediation or compliance with requirements of Laws covering Hazardous Materials . The term "Environmental Claim" also includes any costs incurred in responding to efforts to require remediation and any claim based upon any asserted or actual breach or violation of any requirements of any Laws covering Hazardous Materials.

                  Landlord shall indemnify, defend, protect and hold harmless Tenant and its officers, directors, employees and shareholders from and against any and all claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys', experts, and consultants' fees and costs, incurred at any time and arising from or in connection with Hazardous Materials which existed on the Property prior to the Rent Commencement Date.

                  (h) ENVIRONMENTAL RENT ABATEMENT AND TERMINATION RIGHT. If at any time following the Rent Commencement Date, any regulatory agency requires Tenant to vacate all or a portion of the Premises due to the presence of Hazardous Materials in the Project (and such Hazardous Materials have not been Handled by Tenant), and as a result thereof, Tenant is not able to reasonably use more than twenty percent (20%) of the Premises then occupied by Tenant for a period of five (5) consecutive Business Days, and Tenant in fact ceases to use such portion of the Premises for five (5) consecutive Business Days, then Tenant shall be entitled to (a) an abatement of Base Rent and Additional Rent ("HAZARDOUS MATERIALS RENT ABATEMENT") with respect to the portion of the Premises that Tenant is prevented from using by reason of such presence of Hazardous Materials commencing on the sixth (6th) Business Day following Tenant's inability to reasonably use such portion of the Premises due to Hazardous Materials, and continuing until Tenant is no longer prevented from using such portion of the Premises, and (b) terminate this Lease if Tenant is not able to reasonably use more than twenty percent (20%) of the Premises then occupied by Tenant for a period of twelve (12) consecutive months, and Tenant in fact ceases to use such portion of the Premises for twelve (12) consecutive months.

6.       TENANT IMPROVEMENTS & ALTERATIONS.

         6.1. Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Premises (the "TENANT IMPROVEMENTS"), as provided in the Construction Rider. Except for any Tenant Improvements to be constructed by Tenant as provided in the Construction Rider, Tenant shall not make any alterations, improvements or changes to the Premises, including installation of any security system or telephone or data communication wiring, ("ALTERATIONS"), without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, upon seven (7) days prior written notice to Landlord, Tenant shall have the right to make installations and changes to the telephone and data communication wiring without Landlord's consent on the conditions that Tenant shall (x) at the expiration or termination of this Lease remove all such telephone and data communication wiring located above and below ceilings, in chases and in risers (to the extent, within seven (7) days after Landlord's receipt of Tenant's notification of such installation, Landlord notifies Tenant that Landlord will require Tenant to remove such telephone and data communications wiring at the expiration or termination of this Lease), (y) obtain Landlord's prior written consent to any boring or cutting through structural or load-bearing portions of the Premises, which consent shall not be unreasonably withheld so long as such boring or cutting does not affect the structural integrity of the Building, and Tenant complies with any requirements of Landlord's independent structural engineer, and (z) at the expiration or termination of this Lease, Tenant shall restore all portions of the Premises being detrimentally affected by any boring or cutting for wires or cables done by, or at the request of, Tenant. Notwithstanding any other provision contained herein, Tenant shall not be required to obtain Landlord's prior consent for minor, non-structural Alterations that (a) do not affect any of the Building Systems, (b) are not visible from the exterior of the Premises, and (c) cost less than One Hundred Thousand Dollars ($100,000), so long as Tenant gives Landlord notice of the proposed Alterations at least ten (10) days prior to commencing the Alterations and complies with all of the following provisions (except that Tenant shall not be required to obtain Landlord's approval of any plans or specifications therefor). Any such Alterations shall be completed by Tenant at Tenant's sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord, which approval shall not be unreasonably withheld; (iii) in compliance with the reasonable construction rules and regulations promulgated by Landlord from time to time;
(iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant's work); and
(v) subject to all conditions which Landlord may reasonably impose. Such conditions may include requirements for Tenant to: (i) provide payment or performance bonds (but only for Alterations costing more than $100,000.00) or additional insurance (from Tenant or Tenant's contractors, subcontractors or design professionals); (ii) use contractors or subcontractors approved by Landlord, which approval shall not be unreasonably withheld, provided that contractors and subcontractors for Alterations affecting (x) the Building Systems are bondable, are experienced and have done work in buildings similar to the Buildings, (y) the structure of the Building are selected by Tenant from one of three (3) contractors or subcontractors designated by Landlord; and (iii) remove all or part of the Alterations prior to or upon expiration or termination of the Term, as designated by Landlord at the time Landlord approves any such Alterations. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Project and Landlord's interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord's consent, all Alterations shall upon installation become part of the realty and be the property of Landlord.

         Notwithstanding the foregoing, or anything to the contrary contained in this Lease, upon expiration of this Lease, Tenant shall have the right to remove its Alterations from the Premises on the condition that (x) Tenant repairs all damage to the Premises resulting from such removal, and (y) where Tenant removes any such Alterations, Tenant restores that portion of the Premises affected thereby to the condition existing on the Rent Commencement Date (including capping all utility lines, if any resulting from such removal), ordinary wear and tear excepted, on the condition that the Alterations can be removed from the Premises or the Building without causing any structural damage to the Premises and the Building.

         6.2. Before making any Alterations, Tenant shall submit to Landlord for Landlord's prior reasonable approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor's license. Tenant shall reimburse Landlord upon demand for any third-party, out-of-pocket expenses reasonably incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable and required permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

         6.3. Tenant shall keep the Premises and the Project free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Project, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after Tenant's receipt of notice of the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Interest Rate (as defined in Section 16.2 - INTEREST). Tenant shall give Landlord at least ten (10) days' notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

         6.4. Subject to the provisions of Section 5 - USE AND COMPLIANCE WITH LAWS and the foregoing provisions of this Section, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures ("TRADE FIXTURES") in the Premises, provided that the Trade Fixtures can be removed from the Premises or the Building without damage to the structure of the Premises and the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

7.       MAINTENANCE AND REPAIRS.

         7.1. By taking possession of the Premises Tenant agrees that the Premises are then in a good and tenantable condition, subject to (a) any defects in the Base Building Work of which Tenant notifies Landlord in writing within one (1) year after the Rent Commencement Date for the applicable Building, (b) completion of any "punchlist" items pursuant to the provisions of Exhibit B attached hereto, and (c) Landlord's obligations under Sections 7.2, 12 and 13 of this Lease. Landlord hereby assigns to Tenant all construction warranties for the Base Building Work, on the condition that Landlord shall also have the right to enforce such construction warranties. Subject to Landlord's obligations under Sections 7.2, 12 and 13 of this Lease, from and after the Rent Commencement Date and continuing thereafter throughout the Term, Tenant shall be responsible to clean, maintain and repair the Premises, including providing janitorial services and disposal of trash; and to that end, commencing upon the Rent Commencement Date and continuing thereafter throughout the Term, Tenant, at Tenant's expense but under the reasonable direction of Landlord, shall repair and maintain the Premises, including, without limitation, the interior of the Premises, the exterior of the Buildings (including repair and maintenance of the roof membrane, and washing the exterior of the Buildings, but excluding Landlord's repair obligations contained in Section 7.2 below), the heating, ventilating and air conditioning system or systems serving the Premises, the electrical and plumbing systems serving the Premises, including the lighting and plumbing fixtures, the restrooms serving the Premises, interior stairways in the Premises, the interior and exterior glass, including caulking (but excluding structural portions of the exterior of the Buildings), plate glass skylights, interior walls, floor coverings, ceiling (ceiling tiles and grid), Tenant Improvements, Alterations, fire extinguishers, outlets and fixtures, and any appliances (including dishwashers, hot water heaters and garbage disposers) in the Premises, in a reasonably good condition, and keep the Premises in a clean, safe and orderly condition. Prior to the Rent Commencement Date Tenant shall provide Landlord with a copy of a service contract with a licensed commercial Heating, Ventilating and Air-conditioning maintenance company (which contract and company shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld), to maintain, on an ongoing basis (at least quarterly), the heating, ventilating and air-conditioning system serving the Premises. If Tenant fails to perform its maintenance and repair obligations under this Section 7.1, and such failure continues for thirty (30) days after written notice from Landlord to Tenant, then Landlord shall have the right to perform such maintenance and repairs at Tenant's expense.

         Notwithstanding the foregoing provisions of this Section 7.1, and without in any way relieving Landlord of its obligations under Section 12 of this Lease, if (a) at any time during the period beginning on the first (1st) anniversary date of the Rent Commencement Date (for the applicable Building, if each Building has a separate Rent Commencement Date) and ending on the first
(1st) day of the eighty-fifth (85th) full calendar month of the initial Term of this Lease, (b) it appears to Tenant that any individual repair to the Base Building Work costs more than Fifty Thousand Dollars ($50,000.00), and (c) the repair is not the result of Tenant's negligence or willful misconduct, then Tenant may request Landlord to make such repair ("Tenant's Base Building Repair Request"). Upon receipt of Tenant's Base Building Repair Request, Landlord shall request three (3) qualified contractors selected by Landlord to give cost estimates for the repair described in Tenant's Base Building Repair Request. If the lowest estimate from such three (3) contractors for the cost of the repairs described in Tenant's Base Building Repair Request exceeds Fifty Thousand Dollars ($50,000.00), then Landlord shall cause such repairs ("Landlord's Base Building Repair for Tenant") to the Base Building Work to be made at Landlord's expense. The costs of Landlord's Base Building Repair for Tenant shall be amortized straight-line over its useful life, as reasonably determined by Landlord, and be included in Operating Costs in the calendar year in which the repair is made and in each calendar year thereafter during the Term, including any Extension Period (as defined in Section 41 of this Lease); provided, such amortized costs shall not be included in determining Fair Market Base Rental applicable to any Extension Period.

         Notwithstanding the foregoing provisions of this Section 7.1, and without in any way relieving Landlord of its obligations under Section 12 of this Lease, if (a) less than five (5) years remain in the Term of this Lease,
(b) it appears to Tenant that any individual repair which is

Tenant's responsibility under this Section 7.1 costs more than Fifteen Thousand Dollars ($15,000.00), and (c) the repair is not the result of Tenant's negligence or willful misconduct, then Tenant may request Landlord to make such repair ("Tenant's Repair Request"). Upon receipt of Tenant's Repair Request, Landlord shall request three (3) qualified contractors selected by Landlord to give cost estimates for the repair described in Tenant's Repair Request. If the lowest estimate from such three (3) contractors for the cost of the repairs described in Tenant's Repair Request exceeds Fifteen Thousand Dollars ($15,000.00), then Landlord shall cause such repairs ("Landlord's Repair for Tenant") to be made at Landlord's expense. The costs of Landlord's Repair for Tenant shall be amortized straight-line over its useful life, as reasonably determined by Landlord, and be included in Operating Costs in the calendar year in which the repair is made and in each calendar year thereafter during the Term, including any Extension Period (as defined in Section 41 of this Lease); provided, such amortized costs shall not be included in determining Fair Market Base Rental applicable to any Extension Period.

         7.2. Landlord shall maintain or cause to be maintained in reasonably good order, condition and repair, (a) the structural portions of the roof (excluding the roof membrane), columns, footings, foundations, floors and exterior walls of the Buildings (excluding glass and window caulking) and structural portions of any other improvements located in the Outside Areas, (b) the main water lines, pipes and conduit serving the Premises (including the fire protection loop) to the point of entry into the Buildings, (c) the Parking Structure below the Buildings, and (d) all other portions of the Outside Areas not listed in (a), (b) and (c) above, the costs of which items contained in this
Section 7.2 shall be included as a part of Operating Costs (except for the costs of maintenance of levees, which shall be at Landlord's sole cost), subject to the terms, conditions, exclusions and limitations contained in Section 3.2 of this Lease. Landlord shall maintain or cause to be maintained in reasonably good order, condition and repair all levees located in the Outside Areas, the costs of which maintenance of levees shall not be included in Operating Costs. Additionally, Landlord shall perform and construct, at Landlord's sole cost and expense, any repair, maintenance or improvements to the Premises or the Project
(i) necessitated by the acts or omissions of Landlord, or Landlord's contractors, agents or employees, (ii) required as a consequence of any violation of any Law with respect to the original construction of the Base Building Work, or construction or design defects in the Base Building Work, or
(iii) for which Landlord has a right to receive reimbursement from others. Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair. As a material part of the consideration for this Lease, Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Sections 1932(1), 1941 and 1942, that allows a tenant to make repairs at its landlord's expense.

                  7.3. Landlord hereby reserves the right, at any time and from time to time, without liability to Tenant, and without constituting an eviction, constructive or otherwise, or entitling Tenant to any abatement of rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant's obligations under this Lease:

                           (a) To reduce, increase, enclose or otherwise
change at any time and from time to time the size, number, location, lay-out and nature of the Outside Areas (including the Parking Facility, subject to the provisions of Section 39 - PARKING of this Lease) and other tenancies and premises in the Project; and

                           (b) If any governmental authority promulgates or
revises any Law or imposes controls or guidelines on Landlord or the Project relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Project (collectively "CONTROLS"), to comply with such Controls, or make any alterations to the Project related thereto.

                           (c) In exercising its rights under this Section 7.3,
Landlord shall not materially and permanently impair Tenant's access to the Premises.

         8. TENANT'S TAXES. "TENANT'S TAXES" shall mean (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant's personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Project, (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord's receipt of any rent payable by Tenant pursuant to the terms of this Lease ("RENTAL TAX"), and (c) any increase in Taxes attributable to inclusion of a value placed on Tenant's personal property, Trade Fixtures or Alterations. Tenant shall pay any Rental Tax to Landlord in addition to and at the same time as Base Rent is payable under this Lease, and shall pay all other Tenant's Taxes before delinquency (and, at Landlord's request, shall furnish Landlord satisfactory evidence thereof). If Landlord pays Tenant's Taxes or any portion thereof, Tenant shall reimburse Landlord upon demand for the amount of such payment, together with interest at the Interest Rate from the date of Landlord's payment to the date of Tenant's reimbursement.

         9.       UTILITIES AND SERVICES.

                  9.1.     DESCRIPTION OF SERVICES AND PAYMENT OF UTILITIES.

         (a) If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected as a result of any lights, machines or equipment used by Tenant in the Premises, or for any other reason, then Landlord shall not be responsible to make any changes or additions to the HVAC, it being the responsibility of Tenant, at Tenant's sole cost and expense, to install any machinery or equipment desired by Tenant to restore the temperature, including modifications to the standard air-conditioning equipment, subject to the provisions of Section 6.1 of this Lease.

                           (b) Electricity, water, sanitary sewer and any gas
will be separately metered for the Premises. Tenant shall pay prior to delinquency all charges for water, gas, electricity, telephone and other telecommunication services, janitorial service, trash pick-up, sewer and all other services consumed on or supplied to the Premises, and all taxes, levies, fees and surcharges thereon.

         9.2. INTERRUPTION OF SERVICES. In the event of an interruption in or failure or inability to provide any services or utilities to the Premises or either Building for any reason (a "SERVICE FAILURE"), such Service Failure shall not, regardless of its duration, impose upon Landlord any liability whatsoever, constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease. Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Section 1932(1), permitting the termination of this Lease due to such interruption, failure or inability. Notwithstanding the foregoing, if there is any Service Failure caused by the negligence or willful misconduct of Landlord, or its agents, employees or contractors, and such Service Failure prevents Tenant from reasonably using any material portion of the Premises for a period of five
(5) consecutive Business Days and Tenant in fact ceases to use such portion of the Premises for five (5) consecutive Business Days, then Tenant shall be entitled to (a) an abatement of Base Rent and Additional Rent with respect to the portion of the Premises that Tenant is prevented from using by reason of such Service Failure commencing on the sixth (6th) Business Day following the occurrence of the Service Failure and continuing until Tenant is no longer prevented from using such portion of the Premises, and (b) if such interruption continues for one hundred eighty (180) consecutive days after Tenant gives Landlord written notice of such interruption, terminate this Lease by written notice to Landlord at any time after such one hundred eighty
(180) consecutive days, provided, however, if following such one hundred eighty (180) consecutive day period such interruption is cured prior to Tenant giving Landlord written notice terminating this Lease, then Tenant shall no longer have the right to terminate this Lease under this sentence due to such interruption.

10.      EXCULPATION AND INDEMNIFICATION.

                  10.1. LANDLORD'S INDEMNIFICATION OF TENANT. Landlord shall indemnify, protect, defend and hold Tenant harmless from and against any claims, actions, liabilities, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same ("CLAIMS") asserted by any third party against Tenant for loss, injury or damage, to the extent such loss, injury or damage is caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives.

                  10.2. TENANT'S INDEMNIFICATION OF LANDLORD. Tenant shall indemnify, protect, defend and hold Landlord and Landlord's authorized representatives harmless from and against Claims arising from (a) the acts or omissions of Tenant or Tenant's Representatives or Visitors in or about the Project, or (b) any construction or other work undertaken by Tenant on the Premises (including any design defects), or (c) any breach or default under this Lease by Tenant, or (d) any loss, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term, excepting only Claims described in this clause (d) to the extent they are caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives. This Section shall not apply to Hazardous Materials, the subject of which is governed by the provisions of Section 5.2 of this Lease.

         10.3. DAMAGE TO TENANT AND TENANT'S PROPERTY. Landlord shall not be liable to Tenant for any loss, injury or other damage to Tenant or to Tenant's property in or about the Premises or the Project at any time from any cause (including defects in the Property or in any equipment in the Project; fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Property; or acts of other tenants in the Project). Tenant hereby waives all claims against Landlord for any such loss, injury or damage to Tenant or Tenant's property, and the cost and expense of defending against claims relating thereto, including any loss, injury or damage caused by Landlord's negligence (active or passive) or willful misconduct. Notwithstanding any other provision of this Lease to the contrary, in no event shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant, except to the extent that consequential damages or damages for loss of business by Tenant are incurred as a result of the gross negligence or willful misconduct of Landlord or Landlord's authorized representatives.

         10.4. SURVIVAL. The obligations of the parties under this Section 10 shall survive the expiration or termination of this Lease.

11.      INSURANCE.

         11.1.    TENANT'S INSURANCE.

                  (a) LIABILITY INSURANCE. Tenant shall maintain in full force throughout the Term, commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than Ten Million Dollars ($10,000,000.00) each occurrence for bodily injury and property damage combined, Ten Million Dollars ($10,000,000.00) annual general aggregate, and Ten Million Dollars ($10,000,000.00) products and completed operations annual aggregate. Tenant's liability insurance coverage may be provided by a combination of primary, excess and umbrella policies, but these policies must be absolutely concurrent in all respects regarding the coverage afforded by the policies. The coverage of any excess or umbrella policy must be at least as broad as the coverage of the primary policy. Tenant's liability insurance policy or policies shall: (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage coverage including completed operations, blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover liabilities arising out of or incurred in connection with Tenant's use or occupancy of the Premises or the Project; (v) extend coverage to cover liability for the actions of Tenant's Representatives and Visitors; and (vi) [intentionally deleted]. Each policy of liability insurance required by this Section shall: (i) contain a separation of insureds clause or otherwise provide cross-liability coverage;
(ii) provide that any waiver of subrogation rights or release prior to a loss does not void coverage; (iii) provide that it is primary insurance; (iv) provide that any failure to comply with the reporting provisions shall not affect coverage provided to Landlord, its partners, property managers and Mortgagees; and (v) name Landlord, its partners, the Property Manager identified in the Basic Lease Information (the "PROPERTY MANAGER"), and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided at least the same extent of coverage as is provided to Tenant under such policies. All endorsements effecting such additional insured status shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 or CG 20 11 01 96 promulgated by the Insurance Services Office.

                  (b) PROPERTY INSURANCE. Tenant shall at all times maintain in effect with respect to any Alterations and Tenant's Trade Fixtures and personal property, commercial property insurance providing coverage, on an "all risk" or "special form" basis, in an amount equal to at least 90% of the full replacement cost of the covered property. Tenant may carry such insurance under a blanket policy, provided that such policy provides coverage equivalent to a separate policy. During the Term, the proceeds from any such policies of insurance shall be used for the repair or replacement of the Alterations, Trade Fixtures and personal property so insured. Landlord shall be provided coverage under such insurance to the extent of its insurable interest and, if requested by Landlord, both Landlord and Tenant shall sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss under such insurance. Landlord will have no obligation to carry insurance on any Alterations or on Tenant's Trade Fixtures or personal property.

                  (c) REQUIREMENTS FOR ALL POLICIES. Each policy of insurance required under this Section 11.1 shall: (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) be maintained at Tenant's sole cost and expense, and (iii) require at least thirty (30) days' written notice to Landlord prior to any cancellation, nonrenewal or material modification of insurance coverage. Insurance companies issuing such policies shall have rating classifications of "A" or better and financial size category ratings of "VII" or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be admitted carriers licensed to do business in the state where the Property is located. Any deductible amount under such insurance shall not exceed $5,000. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Section, including any endorsement effecting the additional insured status, is in full force and effect and that premiums therefor have been paid.

                  (d) UPDATING COVERAGE. Tenant shall increase the amounts of insurance as required by any Mortgagee, and, not more frequently than once every three (3) years, as reasonably recommended by Landlord's insurance broker, if, in the reasonable opinion of either of them, the amount of insurance then required under this Lease is not adequate, but in no event shall such increased amounts of insurance be in excess of that required by landlords (which are unrelated to Landlord) of comparable buildings in the general vicinity of the Buildings. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease.

                  (e) CERTIFICATES OF INSURANCE. Prior to any entry into or occupancy of the Premises by Tenant, and not more than ten (10) days after expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this
Section is in force, accompanied by an endorsement showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall at Landlord's request provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease or its Exhibits.

         11.2. LANDLORD'S INSURANCE. Commencing upon the date that the builder's risk coverage carried by Landlord on the construction of Building expires, and continuing through the Term, to the extent such coverages are available at a commercially reasonable cost, Landlord shall maintain in effect insurance on the Buildings with responsible insurers, on an "all risk" or "special form" basis, insuring the Buildings and the Tenant Improvements in an amount equal to at least 90% of the replacement cost thereof, excluding land, foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

         11.3. MUTUAL WAIVER OF RIGHT OF RECOVERY & WAIVER OF SUBROGATION. Notwithstanding any other provision in this Lease to the contrary, Landlord and Tenant each hereby waive any right of recovery against each other and the partners, managers, members, shareholders, officers, directors, and sublessees which have been approved by Landlord pursuant to the provisions of Section 14 of this Lease (on the condition that any such sublessee agrees in writing to provide for the benefit of Landlord a reciprocal waiver as is contained in this
Section 11.3), and authorized representatives of each other for any loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises or the Property or any operation therein, regardless of cause, including negligence (active or passive) of the party benefiting from the waiver. If any such policy of insurance relating to this Lease or to the Premises or the Property does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

12.      DAMAGE OR DESTRUCTION.

         12.1.    LANDLORD'S DUTY TO REPAIR.

                  (a) If all or any part of either Building in which the Premises is located are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections
12.2 - LANDLORD'S RIGHT TO TERMINATE and 12.3 - TENANT'S RIGHT TO TERMINATE, Landlord shall, at its expense, use reasonable efforts to repair and restore the Premises and/or the Property, as the case may be, to substantially their former condition to the extent permitted by then applicable

Laws, provided that any changes to the Premises and/or Property required by then applicable Law do not materially, adversely affect Tenant's use and occupancy of the Premises; provided, however, in no event shall Landlord have any obligation for repair or restoration for any of Tenant's personal property, Trade Fixtures or Alterations.

                  (b) If Landlord is required or elects to repair damage to the Premises and/or the Property, this Lease shall continue in effect, but Tenant's Base Rent and Additional Rent shall be abated with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair from the date of the casualty until substantial completion of Landlord's repair of the affected portion of the Premises as required under this Lease. If this Lease is terminated following any fire or other casualty pursuant to the provision of this Section 12, then Tenant's Base Rent and Additional Rent shall be abated from and after the date of such fire or other casualty. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Property necessitated by such casualty

         12.2. LANDLORD'S RIGHT TO TERMINATE. Landlord may elect to terminate this Lease following damage by fire or other casualty under the following circumstances:

                  (a) If, in the reasonable judgment of Landlord, that portion of the Property which has been damaged, and the Premises cannot be substantially repaired and restored under applicable Laws within one (1) year from the date of Landlord's Casualty Election Notice (as hereinafter defined);

                  (b) If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason (other than Landlord's failure to maintain the "all risk" insurance required under Section 11.2 of this Lease), made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, it being agreed that Landlord shall be obligated to contribute the difference, not to exceed $250,000.00, between the amount of the proceeds made available to Landlord from Landlord's insurance policies and the cost to make the required repairs) to make the required repairs and Landlord notifies Tenant in writing that Landlord has elected not to restore the Premises but instead intends to either (x) demolish the Premises without the intent to restore it to substantially its original condition within nine (9) months after such demolition, or (y) replace the Premises with a materially and substantially different structure; provided, however, Landlord shall not have the right to terminate this Lease pursuant to the provisions of this Subsection
(b) if Landlord restores or repairs the Premises within one (1) year following the date of any such fire or other casualty. In determining whether or not adequate proceeds are available to Landlord, the following funds shall be taken into account: (i) proceeds from Landlord's insurance policies actually received by Landlord, (ii) any additional funds Landlord makes available for such purpose, which funds shall be not less than $250,000.00 (provided, Landlord shall not be required to contribute more than $250,000.00 out of Landlord's funds to make the required repairs arising from any fire or other casualty),
(iii) any funds Tenant elects to make available for such purpose at Tenant's sole option (which option Tenant may exercise by written notice to Landlord within thirty (30) days after Landlord notifies Tenant that Landlord elects to terminate the Lease under this subsection) and (iv) any payments of Operating Expenses which relate to insurance deductibles paid by Tenant in the 12 months following the casualty;

                  (c) If either Building in which the Premises is located is damaged or destroyed during the last two (2) years of the Term to the extent that, in the reasonable judgment of Landlord, the cost to repair and restore such Building would exceed seventy-five percent (75%) of the full replacement cost of such Building; provided, however, that Landlord may not terminate this Lease pursuant to this Subsection (c) if (i) Tenant has any remaining Extension Option and (ii) within thirty (30) days after the date Tenant receives from Landlord written notification terminating this Lease pursuant to the provisions of this subsection (c), Tenant delivers to Landlord written notice exercising such Extension Option ("TENANT'S TERMINATION OVERRIDE") at the Fair Market Base Rental to be determined at the time of Tenant's Termination Override (and for the purposes of this subsection (c) the restrictions on the time within which Tenant must exercise such Extension Option are hereby waived); or

                  (d) If the fire or other casualty occurs during the last year of the Term, and the repairs and restoration would either (i) take longer than ninety (90) days to complete following the date of the fire or other casualty, or (ii) would not be completed at least ninety (90) days prior to the expiration of the Term.

If any of the circumstances described in subparagraphs (a), (b), (c) or (d) of this Section 12.2 occur or arise, Landlord shall give Tenant notice ("LANDLORD'S CASUALTY ELECTION NOTICE") within one hundred and twenty (120) days after the date of the casualty, specifying whether Landlord elects to terminate this Lease as provided above and, if not, Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease.

         12.3. TENANT'S RIGHT TO TERMINATE. If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty, and Landlord does not elect to terminate as provided above, then Tenant may elect to terminate this Lease if
(a) Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease is greater than one (1) year from the date of Landlord's Casualty Election Notice, in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty (30) days after the date of Landlord's Casualty Election Notice, or (b) Landlord (x) does not restore the Premises and the Property within one
(1) year following date of Landlord's Casualty Election Notice, and (y) in addition, after the expiration of such one (1) year period, does not complete Landlord's repair obligations under this Lease within forty-five (45) days after Landlord's receipt of written demand from Tenant to complete such repair obligations, or (c) the fire or other casualty occurs during the last year of the Term, and would either (i) take longer than ninety (90) days to complete following the date of the fire or other casualty, or (ii) would not be completed at least ninety (90) days prior to the expiration of the Term, then Tenant may elect to terminate this Lease during the last year of the Term by giving Landlord written notice of such election to terminate within thirty (30) days following the determination of the time to repair or restore the Premises. In addition, if, following any fire or other casualty, any changes to the Premises and/or Property required by then applicable Law materially, adversely affect Tenant's use and occupancy of the Premises, then Tenant shall have the right to terminate this Lease by written notice received by Landlord within thirty (30) days after Landlord notifies Tenant of such changes (and Landlord shall not be obligated, to the extent otherwise required under this Section 12, to commence repair and restoration of the Premises/and or the Building until the earlier of the date Tenant's right to terminate this Lease pursuant to the provisions of this sentence expires, or Landlord receives a written waiver of such termination right signed by Tenant).

         12.4. WAIVER. Landlord and Tenant each hereby waive the provisions of California Civil Code Sections 1932(2), 1933(4) and any other applicable existing or future Law permitting the termination of a lease agreement in the event of damage or destruction under any circumstances other than as provided in Sections 12.2 - LANDLORD'S RIGHT TO TERMINATE and 12.3 - TENANT'S RIGHT TO TERMINATE.

13.      CONDEMNATION.

         13.1.    DEFINITIONS.

                  (a) "AWARD" shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation.

                  (b) "CONDEMNATION" shall mean (i) a permanent taking (or a temporary taking for a period extending beyond the end of the Term) pursuant to the exercise of the power of condemnation or eminent domain by any public or quasi-public authority, private corporation or individual having such power ("CONDEMNOR"), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any such authority, either under threat of condemnation or while legal proceedings for condemnation are pending.

                  (c) "DATE OF CONDEMNATION" shall mean the earlier of the date that title to the property taken is vested in the Condemnor or the date the Condemnor has the right to possession of the property being condemned.

         13.2.    EFFECT ON LEASE.

                  (a) If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Date of Condemnation. If a portion but not all of the Premises is taken by Condemnation, this Lease shall remain in effect; provided, however, that if the portion of the Premises remaining after the Condemnation will be unsuitable for Tenant's continued use, then upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation. If (i) the private road serving the Premises is taken by Condemnation, (ii) Landlord does not provide an alternative means of access to the Premises upon such taking, and (iii) the Premises will be unsuitable for Tenant's continued use, then upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation.

                  (b) If twenty-five percent (25%) or more of the Project or of the parcel(s) of land on which the Buildings are situated or of the Parking Facility or of the floor area in the Building or Buildings then leased by Tenant is taken by Condemnation, Landlord may elect to terminate this Lease, effective as of the Date of Condemnation, by notice to Tenant within thirty (30) days after the Date of Condemnation.

                  (c) If all or a portion of the Premises is temporarily taken by a Condemnor for a period greater than twelve (12) consecutive months, then Tenant shall have the right to terminate this Lease by written notice to Landlord within twenty (20) days following either (i) notice from the Condemnor that the temporary taking will be for a period in excess of twelve (12) consecutive months, or (ii) the expiration of such twelve (12) consecutive month period; and for any other temporary taking, not extending beyond the end of the Term, this Lease shall remain in full force and effect.

         13.3.    RESTORATION. If this Lease is not terminated as provided in
Section 13.2 - EFFECT ON LEASE, Landlord, at its expense, shall diligently proceed to repair and restore the Project to substantially its former condition (to the extent permitted by then applicable Laws) and/or repair and restore the Building or Buildings then leased by Tenant to an architecturally complete office building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and not required to be paid to any Mortgagee (as defined in Section
20.2 below). In no event shall Landlord have any obligation to repair or replace any improvements in the Premises beyond the amount of any Award received by Landlord for such repair or to repair or replace any of Tenant's personal property, Trade Fixtures, or Alterations. Notwithstanding the foregoing, if (i) the Premises and/or Project cannot be restored to substantially their former condition under the then applicable Laws, or (ii) Landlord has not received an Award in an amount sufficient to complete the necessary restoration work, then Landlord shall notify Tenant as soon as is reasonably practicable learning of either of such conditions, and Tenant shall have the right to terminate this Lease by notice to Landlord within thirty (30) days after receipt of such notice from Landlord.

         13.4. ABATEMENT AND REDUCTION OF RENT. If any portion of the Premises is taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Premises.

         13.5. AWARDS. Any Award made shall be paid to Landlord, and Tenant hereby assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired Term; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary taking of the Premises or a portion thereof by a

Condemnor where this Lease is not terminated (to the extent such Award relates to the unexpired Term), or an Award or portion thereof separately designated for relocation and moving expenses or the interruption of or damage to Tenant's business, or loss of goodwill, or as compensation for Tenant's personal property, Trade Fixtures or Alterations.

         13.6. WAIVER. Landlord and Tenant each hereby waive the provisions of California Code of Civil Procedure Section 1265.130 and any other applicable existing or future Law allowing either party to petition for a termination of this Lease upon a partial taking of the Premises and/or the Property.

14.      ASSIGNMENT AND SUBLETTING.

         14.1. LANDLORD'S CONSENT REQUIRED. Tenant shall not assign this Lease or any interest therein, or sublet or license or permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant's interest under this Lease (each and all a "TRANSFER" and the transferee in any transfer is referred to herein as a "TRANSFEREE"), without the prior written consent of Landlord, which consent (subject to the other provisions of this Section 14) shall not be unreasonably withheld. Notwithstanding any provision in this Lease to the contrary, Tenant shall not mortgage, pledge, hypothecate or otherwise encumber this Lease or all or any part of Tenant's interest under this Lease. The term "Transfer" shall include any direct or indirect transfer of ownership interest of the entity, whether in one transaction or in a series of related transactions, that results in any person or entity (or group of related persons or entities) becoming the owners of fifty percent (50%) or more of the ownership interests of the entity (a "CHANGE OF CONTROL"); provided, however, that none of the following shall constitute a Transfer, or be considered in determining whether or not a Change of Control has occurred: (i) any transfer of stock in a corporation that is the Tenant if the stock of such corporation is publicly held and traded through an exchange or over the counter; (ii) if Tenant is a corporation, any public or private placements or offerings of Tenant's stock, including any initial public offering of such stock; and (iii) the issuance of warrants or stock options to purchase Tenant's stock, and the exercise of purchase rights under any such warrants or stock options.

         14.2.    REASONABLE CONSENT.

                  (a) Prior to any proposed Transfer, Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed assignee, subtenant, user or other transferee (each a "PROPOSED TRANSFEREE"); (ii) the nature of the business proposed to be carried on in the Premises; (iii) a current balance sheet, income statements for the last two years and such other reasonable financial and other information concerning the Proposed Transferee as Landlord may request; and (iv) a copy of the proposed assignment, sublease or other agreement governing the proposed Transfer. Within fifteen (15) Business Days after Landlord receives all such information it shall notify Tenant whether it approves or disapproves such Transfer or if it elects to proceed under
Section 14.7 - LANDLORD'S RIGHT TO SPACE.

                  (b) Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold consent where (i) the Proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Proposed Transferee's business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the Proposed Transferee at the Project, (iii) the Proposed Transferee is a governmental agency or unit or an existing tenant in the Project, or (iv) Landlord otherwise determines that the proposed Transfer would have the effect of materially decreasing the value of the Project or materially increasing the expenses associated with operating, maintaining and repairing the Project.

         14.3. EXCESS CONSIDERATION. If Landlord consents to the Transfer, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of all "Sublease Profits" (as defined below) within thirty (30) days after Tenant receives any such Sublease Profits. "Sublease Profits" shall mean any consideration paid by the Transferee for the assignment or sublease and, in the case of a sublease, the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Additional Rent payable hereunder applicable to the subleased space, less any and all direct, out-of-pocket expenses and cash concessions, including costs for necessary Alterations, reasonable attorneys' fees and brokerage commission, paid by Tenant to procure the assignee or subtenant.

         14.4 NO RELEASE OF TENANT. No consent by Landlord to any Transfer shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The consent by Landlord to any Transfer shall not relieve Tenant or any such Transferee from the obligation to obtain Landlord's express prior written consent to any subsequent Transfer by Tenant or any Transferee. The acceptance of rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. If, in connection with any such Transfer, Tenant gives Landlord a written request for Landlord to provide an estoppel certificate, then Landlord agrees to use reasonable efforts to provide to the Transferee a certificate stating whether or not this Lease is in full force and effect, describing any amendments or modifications hereto, the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, and whether Landlord in good faith believes to be true to the best of its knowledge that either party hereto is in default under the terms of the Lease.

         14.5. EXPENSES AND ATTORNEYS' FEES. Tenant shall pay to Landlord on demand all costs and expenses (including reasonable attorneys' fees for Landlord's consent to a Transfer) incurred by Landlord in connection with reviewing or consenting to any proposed Transfer (including any request for consent to, or any waiver of Landlord's rights in connection with, any security interest in any of Tenant's property at the Premises).

         14.6. EFFECTIVENESS OF TRANSFER. Prior to the date on which any permitted Transfer (whether or not requiring Landlord's consent) becomes effective, Tenant shall deliver to Landlord a counterpart of the fully executed Transfer document and Landlord's standard form of Consent to Assignment or (attached hereto as Exhibit G) or Consent to Sublease (attached hereto as Exhibit H) executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such instrument shall not release or discharge the Transferee from liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

         14.7. LANDLORD'S RIGHT TO SPACE. Notwithstanding any of the above provisions of this Section to the contrary, if Tenant notifies Landlord that it desires to enter into a Transfer, Landlord, in lieu of consenting to such Transfer, may elect (x) in the case of an assignment or a sublease of the entire Premises, to terminate this Lease, or (y) in the case of a sublease which cumulatively results in Tenant subleasing at any given time (whether to one or more entities other than an Affiliate) one hundred percent (100%) of one of the Buildings for a term which expires less than twelve (12) months prior to the scheduled Expiration Date of this Lease, to terminate this Lease as it relates to the space proposed to be subleased by Tenant. In such event, this Lease will terminate (or the space proposed to be subleased will be removed from the Premises subject to this Lease and the Base Rent and Tenant's Share under this Lease shall be proportionately reduced) on the earlier of sixty (60) days after the date of Landlord's notice to Tenant making the election set forth in this Section 14.7 or the date the Transfer was proposed to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant.

         14.8. ASSIGNMENT OF SUBLEASE RENTS. Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord, as assignee for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant's obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any breach or default by Tenant a revocable license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default).

         14.9. TRANSFER TO AFFILIATE. Notwithstanding any provision contained in the Section 14 to the contrary, Tenant shall have the right, without the consent of Landlord, upon ten (10) days prior written notice to Landlord, to transfer Tenant's interest in this Lease to an "Affiliate" of Tenant, and the provisions of Sections 14.2, 14.3 and 14.7 shall not apply with respect to the transfer to the Affiliate, but the transfer to the Affiliate shall be subject to all other terms and conditions of this Lease, including the provisions of this Section 14.9. Tenant shall remain liable under this Lease after any such transfer. For the purposes of this Article 14, the term "Affiliate" of Tenant shall mean and refer to (i) any entity controlling, controlled by or under common control with Tenant or Tenant's parent, as the case may be, (ii) a successor corporation resulting from a merger, consolidation, or nonbankruptcy reorganization by Tenant, or (iii) a purchaser of at least ninety percent (90%) of Tenant's assets located in the Premises. "Control" as used herein shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such controlled entity; and the ownership, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty percent (50%) of the voting interest in any entity.

15.      DEFAULT AND REMEDIES.

         15.1. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" by Tenant:

                  (a) Tenant fails to make any payment of rent when due, or any amount required to replenish the security deposit as provided in Section 4 above, if payment in full is not received by Landlord within three (3) days after written notice that it is due.

                  (b)      Tenant abandons the Premises.

                  (c) Tenant fails to deliver any subordination document, estoppel certificate or financial statement requested by Landlord within ten
(10) days after a second (2nd) notice given from Landlord, following the applicable time period with respect to a first (1st) notice from Landlord, as specified in Sections 20 - ENCUMBRANCES - and 21 - ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS - below.

                  (d) Tenant violates the restrictions on Transfer set forth in
Section 14 - ASSIGNMENT AND SUBLETTING.

                  (e) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

                  (f) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

                  (g) Tenant fails to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and does not fully cure such failure within thirty (30) days after notice to Tenant or, if such failure cannot be cured within such thirty (30)-day period, Tenant fails within such thirty (30)-day period to commence, and thereafter diligently and continuously proceeds with all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice, provided, however if such failure, by its nature, is not capable of being cured within such ninety (90) day period, then Tenant shall have such additional time to cure such failure so long as Tenant is diligently and continuously proceeding with all actions necessary to cure such failure as soon as reasonably possible.

         15.2. REMEDIES. Upon the occurrence of an Event of Default, Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

                  (a) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant's account, storage of Tenant's personal property and Trade Fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 and any other applicable existing or future Law providing for recovery of damages for such breach, including the worth at the time of award of the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Term after the date of the award of damages, including Additional Rent as reasonably estimated by Landlord, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%).

                  (b) Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

                  (c) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

                  (d) Landlord may remove all Tenant's property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord in accordance with applicable Law. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

         15.3. EVENTS OF DEFAULT BY LANDLORD. It shall constitute an "Event of Default" by Landlord if (a) Landlord fails to perform or comply with the provisions of Section 7.2 of this Lease, (b) such failure materially and adversely affects Tenant's use and occupancy of the Premises, and (c) Landlord does not fully cure such failure within thirty (30) days after written notice ("Notice of Self-Help") thereof from Tenant to Landlord (with a copy of the Notice of Self-Help being simultaneously given by Tenant to any Mortgagee whose address has been provided to Tenant), or, if such failure cannot be cured within such thirty (30) day period, Landlord fails within such thirty (30) day period to commence, and thereafter diligently proceed with, all actions reasonably necessary to cure such failure as soon as reasonably possible; it being understood that if Landlord has a valid warranty claim against the contractor who originally constructed the part of the Building which is the cause of Landlord's failure to perform or comply with the provisions of Section 7.2 of this Lease, then Landlord shall have such time as is reasonably necessary to enforce such warranty claim. Tenant's Notice of Self-Help must specifically and comprehensively identify that which Tenant claims Landlord is failing to perform or to comply with under Section
7.2 of this Lease, and must state that Tenant intends to take such self-help action pursuant to Section 15.4 of the Lease if Landlord fails to take action within the time contained in Section 15.3 of the Lease. Subject to the foregoing, Landlord agrees to make reasonable efforts to promptly commence and diligently proceed with all actions reasonably necessary to cure any Landlord Event of Default within a reasonable time following receipt of any Notice of Self-Help.

         15.4. TENANT'S REMEDIES FOR DEFAULT BY LANDLORD. The following rights set forth in this Section 15.4 shall not be available to any sublessee of the Premises, or any portion thereof. Upon the occurrence of an Event of Default by Landlord, Tenant may, in addition to any rights at law or in equity, which have not been otherwise waived or released by Tenant under this Lease, perform such work as is reasonably necessary to cure Landlord's failure to perform or comply with the provisions of Section 7.2 of this Lease if (a) Tenant delivers to Landlord a second notice ("Tenant's Cure Commencement Notice") (with a copy of Tenant's Cure Commencement Notice being simultaneously given by Tenant to any Mortgagee whose address has been provided to Tenant), advising Landlord that Tenant intends to take the required action if Landlord does not complete the repair required of Landlord under Section 7.2 of this Lease within ten (10) days after Tenant's Cure Commencement Notice, and (b) Landlord fails to complete the required work within said ten (10) day period; provided, that for those failures which cannot be cured within thirty (30) days following any Notice of Self Help, Tenant shall not have the right to give any Cure Commencement Notice so long as Landlord has commenced curing such failure within such thirty (30) day period, and is diligently proceeding with all actions reasonably necessary to cure such failure as soon as reasonably possible. Tenant's Cure Commencement Notice shall specify in reasonable detail what work Tenant intends to do, or to be caused to be done, with the estimated cost thereof from the contractor who will be performing such work. In performing any such work under this Section 15.4, Tenant shall use only the services of qualified, licensed and insured commercial contractors, who have experience working on properties similar to the Project, and whose quality of work is at least as good as the quality of the original work in the Project. All work done in accordance with this Section must be performed at a reasonable and competitive cost. If Landlord does not reimburse Tenant for the reasonable costs, plus interest, incurred by Tenant pursuant to the provisions of this Section within thirty (30) days after Tenant delivers to Landlord written demand for payment along with a reasonably detailed breakdown of such costs (including lien waivers from the contractor and all subcontractors and suppliers relating to such work), then either party shall have the right to submit to arbitration pursuant to the provisions of Section 33 hereinbelow
(a) the necessity of the service, repair or compliance, (b) whether Landlord was obligated to perform the service, repair or compliance, and did not do so, and (c) whether the self-help costs incurred by Tenant were reasonable.

16.      LATE CHARGE AND INTEREST.

         16.1. LATE CHARGE. If any payment of rent is not received by Landlord when due, Tenant shall pay to Landlord on demand as a late charge ("Late Charge") an additional amount equal to four percent (4%) of the overdue payment. Notwithstanding the foregoing, Tenant shall not be obligated to pay a Late Charge on the first payment of rent not received by Landlord when due in any consecutive twelve (12) month period unless Tenant does not pay such rent within five (5) days after written notice from Landlord (the "Past Due Notice") that such payment of rent is past due. Tenant shall pay the Late Charge to Landlord on demand commencing with the second (2nd) past due payment in any twelve (12) month period, and continuing with each past due payment thereafter in such twelve (12) month period. A Late Charge shall not be imposed more than once on any particular installment not paid when due, but imposition of a Late Charge on any payment not made when due does not eliminate or supersede late charges imposed on other (prior) payments not made when due or preclude imposition of a late charge on other installments or payments not made when due.

         16.2. INTEREST. In addition to the late charges referred to above, which are intended to defray Landlord's costs resulting from late payments, any payment from Tenant to Landlord not paid within five (5) days of the date when due shall at Landlord's option bear interest from the date due until paid to Landlord by Tenant at the rate of fifteen percent (15%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the "INTEREST RATE"). Acceptance of any late charge and/or interest shall not constitute a waiver of Tenant's default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

17. WAIVER. No provisions of this Lease shall be deemed waived by either party unless such waiver is in a writing signed by the waiving party. The waiver by either party of any breach of any provision of this Lease shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of either party upon any default by the other party shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or on any letter accompanying any check or payment shall be deemed an accord and satisfaction. The consent to or approval by either party of any act by the other party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the consenting or approving party's consent to or approval of any subsequent act by the other party.

18. ENTRY, INSPECTION AND CLOSURE. Upon reasonable oral or written notice to Tenant (and without notice in emergencies), Landlord and its authorized representatives may enter the Premises at all reasonable times to: (a) determine whether the Premises are in good condition, (b) determine whether Tenant is complying with its obligations under this Lease, (c) perform any maintenance or repair of the Premises or the Building that Landlord has the right or obligation to perform, (d) serve, post or keep posted any notices required or allowed under the provisions of this Lease, (e) show the Premises to prospective brokers, agents, buyers, transferees, or Mortgagees, or (f) do any other act or thing necessary for the safety or preservation of the Premises or the Building. In addition, upon prior oral or written notice to Tenant, Landlord shall have the right during the last twelve (12) months of the Term, to show the Premises to prospective tenants. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities in the Building without liability to Tenant by reason of such closure. Landlord shall conduct its activities under this Section in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. In no event shall Tenant be entitled to an abatement of rent on account of any entry by Landlord, and Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises in accordance with this Section. Notwithstanding the foregoing, and in addition to any other rights and remedies which Tenant may have, if as a result of Landlord's gross negligence or wilful misconduct arising out of Landlord's entry into the Premises, Tenant is prevented from reasonably using any material portion of the Premises for a period of three (3) consecutive Business Days and Tenant in fact ceases to use such portion of the Premises for three (3) consecutive Business Days, then Tenant shall be entitled to an abatement of Base Rent and Additional Rent with respect to the portion of the Premises that Tenant is prevented from using by reason of Landlord's gross negligence or wilful misconduct in entering the Premises commencing on the fourth (4th) Business Day following the occurrence of such entry and continuing until Tenant is no longer prevented from using such portion of the Premises. No action by Landlord pursuant to this paragraph shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease.

19.      SURRENDER AND HOLDING OVER.

         19.1. SURRENDER. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises and all Tenant Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove all telephone and other cabling located above and below ceilings, in chases and in risers and installed in the Project by Tenant and remove from the Premises all Tenant's personal property and any Trade Fixtures and all Alterations that Landlord has elected to require Tenant to remove as provided in Section 6.1 - TENANT IMPROVEMENTS & ALTERATIONS, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within ten (10) days after notice from Landlord (in which event title to all such property described in Landlord's notice shall be transferred to and vest in Landlord). Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

         19.2. HOLDING OVER. If Tenant (directly or through any Transferee or other successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. No act or omission by Landlord, other than its specific written consent, shall constitute permission for Tenant to continue in possession of the Premises, and if such consent is given or declared to have been given by a court judgment, Landlord may terminate Tenant's holdover tenancy at any time upon seven (7) days written notice. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the monthly Base Rent during Tenant's holding over shall be one hundred seventy-five percent (175%) of the Base Rent payable in the last full month prior to the termination hereof. Acceptance by Landlord of rent after such termination shall not constitute a renewal or extension of this Lease; and nothing contained in this provision shall be deemed to waive Landlord's right of re-entry or any other right hereunder or at law. Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

20.      ENCUMBRANCES.

         20.1. SUBORDINATION. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein which is now existing or hereafter executed or recorded ("ENCUMBRANCE"); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise and such holder agrees to recognize the rights of Tenant under the Lease, all so long as Tenant is not in default under this Lease beyond any applicable notice and cure period. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten
(10) days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Project is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease. Landlord represents and warrants to Tenant that as of the Executed Lease Delivery Date, there is no Encumbrance on Landlord's interest in the Property.

         20.2. MORTGAGEE PROTECTION. Tenant agrees to give any holder of any Encumbrance covering any part of the Project ("MORTGAGEE"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

21.      ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

         21.1. ESTOPPEL CERTIFICATES. Within ten (10) days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). If Tenant fails timely to execute and deliver such certificate as provided above, then Landlord and the addressee of such certificate shall be entitled to rely upon the information contained in the certificate submitted to Tenant as true, correct and complete, and Tenant shall be estopped from later denying, contradicting or taking any position inconsistent with the information contained in such certificate. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Project shall be entitled to rely upon any such certificate. If Tenant fails to deliver such certificate within ten
(10) days after Landlord's second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Project or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificate.

         21.2.    FINANCIAL STATEMENTS

         (a) DURING TIME GUARANTY IS IN EFFECT. So long as the Guaranty is in effect, and Tenant's financial statements are included in the consolidated financial statements of Guarantor, then within ten (10) days after written request therefor, but not more than once a year, Tenant shall deliver to Landlord a copy of the consolidated financial statements (including at least a year end balance sheet and a statement of profit and loss) of Guarantor for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant's normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee; provided, however, so long as Guarantor is a publicly traded company, then the requirements of this Section 21.2 (a) shall be satisfied by delivery of Guarantor's publicly available financial information.

         (b) DURING TIME FOLLOWING TERMINATION OF GUARANTY. If (i) Guarantor has terminated the Guaranty pursuant to the provisions of Section 42 hereinbelow, or (ii) Tenant's financial statements are not included in Guarantor's consolidated financial statements, then within thirty (30) days after Landlord gives Tenant a written request therefor in connection with any
(a) financing or proposed financing of the Property and/or Project by Landlord, or (b) any sale, or proposed sale of the Property and/or Project by Landlord, but not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant (and of each guarantor of Tenant's obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant's normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee.

22. NOTICES. Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be delivered by messenger or courier service providing written receipt of delivery, or sent by U.S. certified mail, return receipt requested, postage prepaid, addressed to the other party, including the named addressee, at the party's address for notices, as set forth in the Basic Lease Information. Any notice required pursuant to any Laws may be incorporated into, given concurrently with or given separately from any notice required under this Lease provided that any notices required pursuant to any Laws must be served upon and delivered to Tenant in accordance with the requirements of such Laws. Notices shall be deemed to have been given and be effective on the earlier of
(a) receipt (or refusal of delivery or receipt); or (b) one (1) Business Day after acceptance by the independent service for delivery, if sent by independent messenger or courier service, or three (3) Business Days after mailing if sent by mail in accordance with this Section. Either party may change its address for notices hereunder, effective fifteen (15) days after notice to the other party complying with this

Section. If Tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section.

23. ATTORNEYS' FEES. In the event of any dispute between Landlord and Tenant in any way related to this Lease, and whether involving contract and/or tort claims, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment (collectively, "FEES"). The "prevailing party" shall be determined based upon an assessment of which party's major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party's major arguments or positions on major disputed issues. Any Fees incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment. The Fees shall be deemed an "actual pecuniary loss" within the meaning of Bankruptcy Code Section 365(b)(1)(B), and notwithstanding the foregoing, all Fees incurred by either party in any bankruptcy case filed by or against the other party, from and after the order for relief until this Lease is rejected or assumed in such bankruptcy case, will be "obligations of the debtor" as that phrase is used in Bankruptcy Code Section 365(d)(3).

24. QUIET POSSESSION. Subject to Tenant's full and timely performance of all of Tenant's obligations under this Lease and subject to the terms of this Lease, including Section 20 - ENCUMBRANCES, Tenant shall have the quiet possession of the Premises throughout the Term as against any persons or entities lawfully claiming by, through or under Landlord.

25. SECURITY MEASURES. Tenant shall be responsible for all security measures for the Premises, such as the registration or search of all persons entering or leaving the Buildings, requiring identification for access to the Buildings, evacuation of the Buildings for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for the Buildings to prevent any threat of property loss or damage, bodily injury or business interruption. Landlord shall have no security responsibility for the Premises or the Project. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any security measures for the Premises or the Project, or for any resulting disturbance of Tenant's use or enjoyment of the Premises.

26. FORCE MAJEURE. If either Landlord or Tenant is delayed, interrupted or prevented from performing any of its obligations under this Lease (other than, with respect to Tenant the payment of Base Rent, Additional Rent or any other charge payable by Tenant to Landlord under this Lease commencing on the Rent Commencement Date), including Landlord's obligations under the Construction Rider and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord or Tenant, then the time for performance of the affected obligations of Landlord or Tenant, as the case may be, shall be extended for a period equivalent to the period of such delay, interruption or prevention. The inability to pay money shall in no event constitute force majeure. Notwithstanding the foregoing, force majeure shall not extend the time for
(a) Tenant to terminate this Lease following (i) a fire or other casualty, as provided in Section 12 of this Lease, or (ii) Condemnation, as provided in
Section 13 of this Lease, or (b) abatement of Rent or Tenant's right to terminate this Lease resulting from the interference with Tenant's use of the Premises due to the presence of Hazardous Materials, as more specifically contained in Section 5.2 (h) of this Lease.

27. RULES AND REGULATIONS. Tenant shall be bound by and shall comply with the rules and regulations attached to and made a part of this Lease as EXHIBIT C to the extent those rules and regulations are not in conflict with the terms of this Lease, as well as any reasonable rules and regulations hereafter adopted by Landlord for all tenants of the Project, upon notice to Tenant thereof (collectively, the "BUILDING RULES"). Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the Building Rules by any other tenant or other person.

28. LANDLORD'S LIABILITY. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord's obligations first arising and to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for Landlord's breach of its obligations under this Lease is limited solely to
(a) Landlord's interest in the Property as the same may from time to time be encumbered, (b) any Rent prepaid by Tenant to Landlord, (c) proceeds received by Landlord from Landlord's all risk insurance policy covering the Building following a fire or other casualty to the Premises or the Building, if Landlord materially misappropriates such proceeds, and either (i) such proceeds are not used for repair or restoration in accordance with the provisions of Section 12 of this Lease, or (ii) this Lease is not terminated in accordance with the provisions of Section 12 of this Lease, (d) Awards received by Landlord from Condemnation, if Landlord materially misappropriates such Award, and either (iii) the Award is not used for restoration in accordance with the provisions of Section 13 of this Lease, or
(iv) this Lease is not terminated in accordance with the provisions of
Section 13 of this Lease, and (e) subject to the provisions of Sections 4 and 37 and 38 of this Lease, Tenant's Security Deposit or letter of credit given by Tenant to Landlord; and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord's obligations or actions under this Lease.

29.      CONSENTS AND APPROVALS.

         29.1. DETERMINATION IN GOOD FAITH. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the specific provision contained in this Lease providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not to be entitled to monetary damages or to terminate this Lease for such failure. If
(a) Tenant requests Landlord's consent to a Transfer, (b) Landlord withholds consent, and (c) Tenant believes that Landlord unreasonably withheld consent to a Transfer in violation of the provisions of Section 14 of this Lease, then Tenant shall be entitled to invoke the arbitration provisions of the subsection 33 below to determine whether Landlord unreasonably withheld consent to a Transfer, but Tenant shall not be entitled to monetary damages.

         29.2. NO LIABILITY IMPOSED ON LANDLORD. The review and/or approval by Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits or Addenda hereto shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Property, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.

30. WAIVER OF RIGHT TO JURY TRIAL. Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Premises, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.

31. BROKERS. Landlord shall pay the fee or commission of the broker or brokers identified in the Basic Lease Information (the "BROKER") in accordance with Landlord's separate written agreement with the Broker, if any. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Lease other than the Broker. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Representatives.

32.      RELOCATION OF PREMISES.  [Intentionally Deleted].

33.    ARBITRATION OF SELECTED DISPUTES.

               33.1. DISPUTES SUBJECT TO ARBITRATION. If any dispute arises between Landlord and Tenant (a) as to whether Landlord has unreasonably withheld consent under Subsection 6.1

ALTERATIONS, Subsections 14.1 and 14.2 - CONSENT TO ASSIGNMENT, or Subsection
15.3 and 15.4 - LANDLORD'S DEFAULT of this Lease, or (b) with respect to the number of days of Landlord Delay, Tenant Delay and force majeure delay under Exhibit B - the Construction Rider (but not with respect to any other force majeure delay), and such dispute is not resolved by the parties within ten
(10) days after either party gives written notice ("Arbitration Notice") to the other of its desire to arbitrate such dispute, the dispute shall be resolved solely by arbitration in accordance with the provisions of Section
33.2. Landlord and Tenant agree to cooperate in expediting the Arbitration of any dispute subject to arbitration to achieve a prompt resolution of the dispute. Any such arbitration shall be limited exclusively to the matters described in the first sentence of this Section 33.1, and nothing in this
Section 33 shall be construed to require Landlord or Tenant to submit any other dispute to arbitration or otherwise limit either parties substantive or procedural remedies against the other party. In no event shall any provision of this Section 33 in any way limit or delay exercise of Landlord's rights to pursue an action in unlawful detainer upon the occurrence of an Event of Default (as defined in Section 15.1 - "Events of Default").

               33.2 ARBITRATION. Any dispute between the parties that is to be resolved by arbitration as provided in Subsection 33.1 shall be settled and decided by arbitration conducted by the American Arbitration Association in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as then in effect, except as provided below. Any such arbitration shall be held and conducted in San Mateo, California before a single arbitrator (or three (3) arbitrators) who shall be selected as provided in this Section
33.2. Landlord and Tenant shall endeavor in good faith to agree upon a single arbitrator. If Landlord and Tenant have not agreed upon a single arbitrator within fifteen (15) days after an Arbitration Notice is given, then each party shall select one arbitrator and give the other party written notice of such selection within twenty (20) days after the Arbitration Notice is given. Within ten (10) days of their selection, the two (2) arbitrators so selected shall mutually agree on the selection of a third (3rd) arbitrator. If either party fails timely to give written notice of its selection, the arbitrator timely selected and designated in writing by the other party shall be the sole arbitrator.

       The provisions of the Commercial Arbitration Rules of the American Arbitration Association shall apply and govern such arbitration, subject, however, to the following:

                       (a) Any demand for arbitration shall be made by giving an Arbitration Notice and shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date that institution of legal or equitable proceedings based on such claim, dispute or other matter would be barred by the applicable statute of limitations.

                       (b) Each arbitrator appointed shall be a former or retired judge or attorney with at least seven (7) years' experience in real property and commercial matters, or a nonattorney with like experience in the area of dispute.

                       (c) At the request of either party (and at the expense of the requesting party), proceedings involving the parties shall be reported by a certified shorthand court reporter.

                       (d) The arbitrator (or arbitrators) shall prepare in writing and provide to the parties factual findings and a statement of the reasons on which the decisions of the arbitrator (or arbitrators) is based.

                       (e) Final decision by the arbitrator (or arbitrators) shall be made within thirty (30) days from the date the arbitration proceedings are initiated.

                       (f) The prevailing party shall be awarded reasonable attorneys' fees, and other costs and expenses incurred in connection with the arbitration, and each party shall bear the costs and expenses of expert and nonexpert witnesses called or presented by such party, unless for good cause otherwise determined by the arbitrator (or arbitrators).

                       (g) Costs and fees of the arbitrator (or arbitrators) shall be split evenly between Landlord and Tenant, unless for good cause otherwise determined by the arbitrator (or arbitrators).

                       (h) The arbitrator (or arbitrators) shall have no power to: (i) add to, modify, detract from, or alter in any way the provisions of this Lease or any amendments or supplements to this Lease; (ii) make any award of punitive or exemplary damages; or (iii) resolve any disputes that the parties have not specifically agreed to arbitrate under this Lease or any amendments or supplements thereto.

                       (i) The award of decision of the arbitrator (or arbitrators), which may include equitable relief, shall be final and judgment may be entered on it in accordance with applicable law in any court having jurisdiction over the matter.

34. ENTIRE AGREEMENT. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Project, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral, all of which are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Project or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant. Upon execution and delivery by Landlord and Tenant, this Lease shall be effective as a binding agreement in accordance with and subject to all of the terms, conditions and provisions set forth in this Lease.

35. MISCELLANEOUS. This Lease may not be amended or modified except by a writing signed by Landlord and Tenant. Subject to Section 14 - ASSIGNMENT AND SUBLETTING and Section 28 - LANDLORD'S LIABILITY, this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstances. This Lease shall be construed and interpreted in accordance with the laws (excluding conflict of laws principles) of the State in which the Building is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party, even if such party drafted the provision in question. When required by the context of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to" the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. If more than one person or entity is identified as Tenant hereunder, the obligations of each and all of them under this Lease shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease; provided, that at the request of either party, Landlord and Tenant will execute, acknowledge and deliver, in recordable form, a Memorandum of Lease in the form attached hereto as Exhibit F for recording in the Official
Records of the County of San Mateo, California. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact (which appointment shall survive the expiration or termination of this Lease) with full power of substitution to execute, acknowledge and deliver a notice of termination of lease in Tenant's name if Tenant fails to do so within ten (10) days after request therefor following expiration or termination of this Lease.

36. AUTHORITY. If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations. Landlord represents and warrants that (i) Landlord is a validly formed limited liability company, which is duly authorized and existing and is qualified to do business in the State of California; (ii) Landlord, and the individuals executing this Lease for Landlord, have the right and authority to enter into this Lease; and (iii) this Lease is binding upon Landlord in accordance with its terms.

         IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:                               LANDLORD:

THE 3DO COMPANY,                      SEAPORT PLAZA ASSOCIATES, LLC,
a California corporation              a California limited liability company


By:     /s/ John Adams                By:   CORNERSTONE HOLDINGS, LLC,
      ----------------------------          a Delaware limited liability company
Name:   John Adams                          Its Manager
      ----------------------------
Title:  CFO
      ----------------------------          By:     [ILLEGIBLE]
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
By:     /s/ James Alan Cook                 Title:  MGR
      ----------------------------                ------------------------------
Name:   James Alan Cook
      ----------------------------
Title:  Exec Vice President
      ----------------------------

                                   EXHIBIT A-1

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                            DATED AS OF JULY 12, 1999
                                     BETWEEN
                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,
                                       AND
                      THE 3DO COMPANY, AS TENANT ("LEASE")


   THE PORTION OF THE PREMISES LOCATED IN THE 100 BUILDING - The Ground Floor



                          [FLOOR PLAN SHOWING LOCATION
  AND CONFIGURATION OF THE PORTION OF THE PREMISES LOCATED IN THE 100 BUILDING
                                TO BE INSERTED.]



                                                           INITIALS:

                                                           Landlord [ILLEGIBLE]
                                                                    -----------
                                                            Tenant  [ILLEGIBLE]
                                                                    -----------


                                Exhibit A-1, Page 1

                                   EXHIBIT A-1

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                            DATED AS OF JULY 12, 1999
                                     BETWEEN
                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,
                                       AND
                      THE 3DO COMPANY, AS TENANT ("LEASE")


      THE PORTION OF THE PREMISES LOCATED IN THE 100 BUILDING - Second Floor



                          [FLOOR PLAN SHOWING LOCATION
  AND CONFIGURATION OF THE PORTION OF THE PREMISES LOCATED IN THE 100 BUILDING
                                TO BE INSERTED.]



                                                           INITIALS:

                                                           Landlord [ILLEGIBLE]
                                                                    -----------
                                                            Tenant  [ILLEGIBLE]
                                                                    -----------


                                Exhibit A-1, Page 2

                                   EXHIBIT A-1

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                            DATED AS OF JULY 12, 1999
                                     BETWEEN
                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,
                                       AND
                      THE 3DO COMPANY, AS TENANT ("LEASE")


       THE PORTION OF THE PREMISES LOCATED IN THE 100 BUILDING - Third Floor



                          [FLOOR PLAN SHOWING LOCATION
  AND CONFIGURATION OF THE PORTION OF THE PREMISES LOCATED IN THE 100 BUILDING
                                TO BE INSERTED.]



                                                           INITIALS:

                                                           Landlord [ILLEGIBLE]
                                                                    -----------
                                                            Tenant  [ILLEGIBLE]
                                                                    -----------


                                Exhibit A-1, Page 3

                                   EXHIBIT A-2
                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                            DATED AS OF JULY 12, 1999
                                     BETWEEN
                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,
                                       AND
                      THE 3DO COMPANY, AS TENANT ("LEASE")

   THE PORTION OF THE PREMISES LOCATED IN THE 200 BUILDING - The Ground Floor



                          [FLOOR PLAN SHOWING LOCATION
  AND CONFIGURATION OF THE PORTION OF THE PREMISES LOCATED IN THE 200 BUILDING
                                TO BE INSERTED.]



                                                           INITIALS:

                                                           Landlord [ILLEGIBLE]
                                                                    -----------
                                                            Tenant  [ILLEGIBLE]
                                                                    -----------


                                Exhibit A, Page 1

                                 EXHIBIT A-2

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                          DATED AS OF JULY 12, 1999
                                  BETWEEN
                  SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,
                                    AND
                     THE 3DO COMPANY, AS TENANT ("LEASE")


    THE PORTION OF THE PREMISES LOCATED IN THE 200 BUILDING - Second Floor
    ----------------------------------------------------------------------



                                [ FLOOR PLAN ]

                                                          INITIALS:

                                                          Landlord [ILLEGIBLE]
                                                                   -----------
                                                          Tenant [ILLEGIBLE]
                                                                 -----------



                               Exhibit A, Page 2

                                 EXHIBIT A-2

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                          DATED AS OF JULY 12, 1999
                                  BETWEEN
                  SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,
                                    AND
                     THE 3DO COMPANY, AS TENANT ("LEASE")


    THE PORTION OF THE PREMISES LOCATED IN THE 200 BUILDING - Third Floor
    ----------------------------------------------------------------------



                                [ FLOOR PLAN ]

                                                          INITIALS:

                                                          Landlord [ILLEGIBLE]
                                                                   -----------
                                                          Tenant [ILLEGIBLE]
                                                                 -----------



                               Exhibit A-2, Page 3

                                 EXHIBIT A-3

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                          DATED AS OF JULY 12, 1999
                                  BETWEEN
                  SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,
                                    AND
                     THE 3DO COMPANY, AS TENANT ("LEASE")



                           THE MONUMENT SIGN LOCATION
                           --------------------------


                                    [ MAP ]



                                                          INITIALS:

                                                          Landlord [ILLEGIBLE]
                                                                   -----------
                                                          Tenant [ILLEGIBLE]
                                                                 -----------

                                    EXHIBIT B

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                            DATED AS OF JULY 12, 1999
                                     BETWEEN
                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,
                                       AND
                      THE 3DO COMPANY, AS TENANT ("LEASE")




                               CONSTRUCTION RIDER

         1. COMPLETION OF BUILDINGS. Landlord shall proceed with reasonable diligence to construct and complete the Buildings and other facilities in the Project. Landlord shall be responsible for the completion, at its expense, of the work described as "Base Building Work" in Schedule 1 attached to this Construction Rider ("BASE BUILDING WORK"). The construction plans for the Base Building Work dated July 15, 1999 ("BASE BUILDING PLANS") have been prepared by Korth, Sunseri & Hagey ("BUILDING ARCHITECT"). The Building Architect has submitted the Base Building Plans to the City of Redwood City, California (the "CITY") for design approval. The City has approved the design of the Base Building Plans. Tenant has reviewed the Base Building Plans and has approved the Base Building Plans. Landlord agrees that any additional material changes to the design of the Base Building Plans will be subject to Tenant's approval, which approval shall not be unreasonably withheld, provided that any such changes do not materially adversely (a) affect the design, use, or operation of the Premises or Tenant Improvements, (b) increase the operating costs thereof, or (c) delay Substantial Completion of the Tenant Improvements. Landlord anticipates that Landlord can commence construction of the Base Building Work on or about September 1, 1999.

         As part of the Base Building Work, Landlord shall design and construct a loading area on the east side of Building 200 in the vicinity of the garage entry. Access to the garage level from the loading area shall be secured with a pair of lockable gates. Outside the gates there will be a hydraulically operated dock-leveling device which shall be reasonably weather-protected.

         Tenant shall be responsible for all increased costs of Base Building Work caused by changes in the Base Building Plans (i) requested by Tenant, including changes in the Base Building Plans requested by Tenant pursuant to the provisions of Subparagraphs 2.1.2 through 2.1.6 of this Exhibit B, or (ii) resulting from Tenant's Space Plan, Working Drawings and Specifications, Change Orders, or Changes, but only if and to the extent that Landlord informs Tenant in writing of such increased costs prior to Landlord's and Tenant's approval of such requests by Tenant, Tenant's Space Plan, Working Drawings and Specifications, Change Orders, or Changes. Landlord agrees to notify Tenant of such increased costs within three (3) Business Days after Landlord receives the estimate of such costs from Landlord's Contractor (as

                               Exhibit B, Page 1
hereinafter defined). Landlord shall not be obligated to make any specific change in the Base Building Plans resulting from the above until Tenant agrees in writing to pay for such increased costs, if any, in the Base Building Plans and/or Base Building Work resulting from such change in the Base Building Plans. In addition, any delays in completing construction of the Base Building Work caused by changes in the Base Building Plans due to Tenant, as provided above, shall not constitute Landlord Delay (as hereinafter defined), but only if and to the extent that Landlord informs Tenant in writing of the estimated length of delay prior to Landlord's and Tenant's approval of such changes.

         The Base Building Plans have certain capacities for (a) the electrical system and (b) the heating, ventilating and air conditioning system. Tenant is considering requesting Landlord to increase the capacity of either or both of such systems. Tenant shall have the right, by written notice given to Landlord at any time prior to August 15, 1999, to require Landlord to increase the capacity of the heating, ventilating and air conditioning system as part of the Base Building Work. Tenant shall have the right, by written notice given to Landlord at any time prior to September 30, 1999, to require Landlord to change the Base Building Plans to increase the capacity of the electrical system. Tenant shall be responsible for all increased costs in the Base Building Work resulting from any request by Tenant to increase the capacity of either or both of such systems beyond the capacity contained in the Base Building Plans if and only to the extent that Landlord informs Tenant in writing of such increased costs prior to Landlord's and Tenant's approval of any such increases in the capacity of such systems.

         Tenant is considering the addition of one (1) men's and one (1) women's shower room on the first floor of either one or both of the Buildings as part of Tenant Improvements. Tenant shall have the right, by written notice given to Landlord at any time prior to August 15, 1999, to require Landlord do the plumbing rough-in for such shower rooms as part of Base Building Work. Tenant shall be responsible for all increased costs of Base Building Work resulting from any request by Tenant that Landlord do plumbing rough-in for showers if and only to the extent that Landlord informs Tenant in writing of such increased costs prior to Landlord's and Tenant's approval of any such plumbing rough-in for any such showers.

          The Base Building Work shall be deemed to be "Substantially Complete" when (a) the Building shell, the Building lobby, the entrances, stairways and access ways for access to the Premises, and the Base Building Work on the floor or floors on which the Premises are located have been completed, and the Building Architect has certified in writing that the Base Building Work has been completed in accordance with the Base Building Plans except for finishing details, minor omissions, decorations and mechanical adjustments of the type normally found on an architectural "punch list"; (b) all utilities systems serving the Premises, Building life safety support systems, including fire sprinklers and safety auditory systems, all heating, ventilating and air conditioning systems serving the Premises, except to the extent such items may be included in Tenant's "Tenant Improvements," as defined below, and Building elevators have been installed and are operating; (c) all necessary governmental inspections of the Base Building Work have been obtained and approved; (d) the Building is in such a state of completion that, upon completion of the Tenant Improvements, the requirements necessary to



                               Exhibit B, Page 2
obtain approval for occupancy of the Premises from applicable governmental authorities (including approval from the Building Department and Fire Department of the City of Redwood City for Tenant to occupy the Premises) have been satisfied; and (e) subject to minor items which do not materially affect the usability of the Building, the Parking Facility serving the Building is sufficiently complete to be usable by Tenant's employees and customers. Landlord's sole obligation with respect to Base Building Work shall be to perform the work specifically described above and/or described in
Schedule 1 attached to this Construction Rider; and all other work required or desired by Tenant shall be part of Tenant Improvements.

         2. TENANT IMPROVEMENTS. Tenant shall construct and install in the Premises the improvements and fixtures provided for in this Construction Rider ("TENANT IMPROVEMENTS") using Commercial Interior Contractors ("CIC"). Tenant recognizes and agrees that CIC is an affiliate of Landlord. Other than the fees charged by CIC in accordance with the provisions of the contract between Tenant and CIC, Landlord shall not charge any supervision or management fee in connection with the Tenant Improvements. Notwithstanding anything contained herein, if Tenant terminates its contract with CIC based upon a material default by CIC thereunder, then (a) Tenant shall be entitled to hire any general contractor of its choice, subject to Landlord's prior approval, which approval shall not be unreasonably withheld, and (b) all references in this Construction Rider to "CIC" which follow shall instead refer to the replacement general contractor engaged by Tenant to construct the Tenant Improvements.

         Improvements consisting of the type and amount of work and materials described on Schedule 2 attached to this Construction Rider are referred to herein as "Building Standard Tenant Improvements". All Tenant Improvements in addition to or in substitution for or modification of the Building Standard Tenant Improvements are referred to herein as "Above-Standard Tenant Improvements".

         Tenant agrees that in order for CIC to complete construction of the Tenant Improvements by the Rent Commencement Date, CIC will commence construction of the Tenant Improvements before the Base Building Work has been Substantially Completed. Landlord and Tenant agree that the contractor constructing the Base Building Work ("LANDLORD'S CONTRACTOR") and CIC will be performing some work simultaneously in the Premises, and that Landlord's Contractor and CIC (a) will be asked to coordinate some work with each other, and (b) each may need to schedule a portion of such work to meet the other's schedule.

          The following are milestone dates ("MILESTONES") to be used in determining progress in constructing the Buildings, as such progress affects construction of Tenant Improvements and any extension of the Rent
Commencement Date due to reasons of Landlord Delay (as hereinafter defined):

          (a) The "PREMISES TURNOVER DATE" is the date that Landlord's Contractor has completed the following in the applicable floor of the applicable
Building: (i) core area drywall completed and fire taped, (ii) installation of exterior window wall components, (iii) floors cleaned and free of equipment, materials and debris (e.g., glazing materials, drywall and metal

                               Exhibit B, Page 3
studs), (iv) sound and building insulation work in all roof and wall locations, (v) exterior glazing "punched," accepted and ready to cover up,
(vi) mechanical and electrical systems completed to a point which allows CIC to tie into them and complete the work, (vii) the Building's roofing system at least 95% complete in an effort to protect the new interior finishes from possible damage (collectively, "LANDLORD'S TURNOVER WORK," whether for the entire Building or for a given floor in a Building).

         Landlord anticipates that the Premises Turnover Date for the respective floors of the 100 Building will be as follows:

         Third (3rd) floor:         July 3, 2000
         Second (2nd) floor:        July 10, 2000
         First (1st) floor:         July 17, 2000

Landlord anticipates that the Premises Turnover Date for the respective floors of the 200 Building will be as follows:

         Third (3rd) floor:         July 24, 2000
         Second (2nd) floor:        July 31, 2000
         First (1st) floor:         August 7, 2000


         Notwithstanding each of the above Premises Turnover Dates for each floor in the applicable Building, Tenant will be permitted to start construction in the Buildings prior to the applicable Premises Turnover Date listed above, subject to the other applicable provisions of this Lease.

          (b) Landlord anticipates that the Base Building Work will be "Substantially Complete" on November 15, 2000.

          2.1. PLANS. Tenant will retain Holey & Associates or such other licensed architectural firm approved in writing by Landlord ("SPACE PLANNER"), which approval shall not be unreasonably withheld, to provide interior space planning, programming, and construction documentation for the construction of Tenant Improvements, and construction administration services. Tenant shall cause the Space Planner to prepare a conceptual space plan ("SPACE PLAN") for the Premises utilizing Building Standard Tenant Improvements. Tenant shall devote such consultation time with Landlord and the Space Planner, and shall furnish the Space Planner such information, as may be necessary to finalize the Space Plan, including but not limited to:

         (a)  Layout of work stations.

         (b) Special loading and floor requirements, such as the location of cabinets, safes, file systems or special equipment.

         (c)  Openings in the walls or floors.

                               Exhibit B, Page 4

         (d) Special electrical, HVAC, plumbing work or UPS systems.

         (e) Location and dimensions of telephone equipment rooms, and telephone, data and electrical outlets.

         (f) Location and type of partitions, including doors and hardware.

         (g) Special cabinet work or other millwork or millwork-related items.

         (h) Variations from standard ceiling heights.

         (i) Color selection for painted areas.

         (j) Selection of floor coverings and any special wall or interior window coverings; provided, however, that Building Standard window coverings shall be used on all exterior windows.

         (k) Elevator Lobby finishes on all floors above the ground floor.

         (l) Identification of the use of each room.

             Tenant may deliver preliminary plans for Tenant Improvements containing less detail and information than is listed above ("PRELIMINARY PLANS") to Landlord in order to determine if Tenant is using the correct approach in designing Tenant Improvements.

              2.1.1. LANDLORD'S CONSENT TO PLANS. Landlord shall not unreasonably withhold consent ("LANDLORD'S CONSENT TO PLANS") to any (i) Space Plan, (ii) Working Drawings and Specifications (as hereinafter defined), or (iii) Changes or Change Order (as hereinafter defined). The Space Plan, Working Drawings and Specifications, Changes and Change Orders are hereafter collectively referred to as "TENANT'S PLANS". Among reasons Landlord could reasonably use in withholding consent to any of Tenant's Plans are that (x) Tenant's Plans are not compatible with the Base Building Plans,
(y) the proposed Tenant Improvements show on Tenant's Plans are not Building Standard Tenant Improvements, or better, or (z) the proposed Tenant Improvements shown on Tenant's Plans materially and adversely affect the Building's structure, core and/or shell. If Landlord requests any changes and corrections to Tenant's Plans, and if Tenant disagrees with Landlord's requested changes and corrections to Tenant's Plans, then within three (3) Business Days after Tenant receives Landlord' request for any such change or correction, Landlord and Tenant shall meet, confer and negotiate in good faith to resolve any differences with respect to such Tenant's Plans in question.

             2.1.2. POSSIBLE STAIRWELL. Tenant is considering making a request that Landlord change the Base Building Plans to add a new stairwell in either one or both of the Buildings. Any such stairwell or stairwells will require changes in the structure of the Building(s) from the

                               Exhibit B, Page 5
structure contained in the Base Building Plans. Tenant shall have the right, by written notice given to Landlord at any time prior to August 15, 1999, to require Landlord to change the Base Building Plans to include the stairwell or stairwells. If (a) Tenant requests the addition of a stairwell, (b) the Base Building Plans are changed to include the stairwell requested by Tenant, and (c) such stairwell is actually constructed, then (x) if Landlord gives Tenant written notice at least thirty (30) days prior to the expiration or termination of this Lease with respect to the Building in which such stairwell is located that Landlord requires Tenant to remove such stairwell,
(y) Tenant shall, within thirty (30) days following the expiration or termination of this Lease with respect to the Building in which such stairwell is located, (i) remove such stairwell and the stairs associated therewith, and (ii) restore the Building (including replacement of structural elements which were removed from the Base Building Plans to accommodate Tenant's stairwell) to the condition intended in the original Base Building Plans before Tenant's request for such new stairwell, subject to ordinary wear and tear and the rights and obligations of Landlord and Tenant pursuant to the provisions of Sections 12 (Damage and Destruction) and 13 (Condemnation) of this Lease. Such removal and restoration shall be performed by a contractor approved by Landlord, which approval shall not be unreasonably withheld.

                  2.1.3. POSSIBLE FREIGHT ELEVATOR. In the 200 Building Tenant is considering making a request that Landlord change the Base Building Plans to add a new freight elevator. Any such freight elevator will require changes in the structure of the Building from the structure contained in the Base Building Plans. Tenant shall have the right, by written notice given to Landlord at any time prior to August 1, 1999, to require Landlord to change the Base Building Plans to include such freight elevator. If Tenant requests the addition of a freight elevator in the 200 Building, then Tenant shall have no obligation to remove such freight elevator.

                  2.1.4. POSSIBLE FITNESS CENTER. In one of the Buildings Tenant is considering adding a fitness center, which may require Landlord to change the Base Building Plans to accommodate such fitness center. Tenant shall have the right, by written notice given to Landlord at any time prior to September 30, 1999, to require Landlord to change the Base Building Plans to accommodate any such fitness center(s). If (a) Tenant requests the addition of a fitness center in one or both of the Buildings, (b) the Base Building Plans are changed to include the fitness center requested by Tenant, and (c) such fitness center is actually constructed, then (x) if Landlord gives Tenant written notice at least thirty (30) days prior to the expiration or termination of this Lease with respect to the Building in which such fitness center is located that Landlord requires Tenant to remove such fitness center, (y) Tenant shall, within thirty
(30) days following the expiration or termination of this Lease with respect to the Building in which such fitness center is located, (i) remove such fitness center, and (ii) restore the Building (including replacement of any structural elements which were removed from the Base Building Plans to accommodate Tenant's fitness center) to the condition intended in the original Base Building Plans before Tenant's request for such new fitness center, subject to ordinary wear and tear and the rights and obligations of Landlord and Tenant pursuant to the provisions of Sections 12 (Damage and Destruction) and 13 (Condemnation) of this Lease. Such removal and restoration shall be performed by a contractor approved by Landlord, which approval shall not be unreasonably withheld.

                               Exhibit B, Page 6

                  2.1.5. POSSIBLE CAFETERIA. In one of the Buildings Tenant is considering adding a cafeteria, which may require Landlord to change the Base Building Plans to accommodate such cafeteria. Tenant shall have the right, by written notice given to Landlord at any time prior to September 30, 1999, to require Landlord to change the Base Building Plans to include a cafeteria. If (a) Tenant requests the installation of a cafeteria in one of the Buildings, (b) the Base Building Plans are changed to include the cafeteria requested by Tenant, and (c) such cafeteria is actually constructed, then (x) if Landlord gives Tenant written notice at least thirty
(30) days prior to the expiration or termination of this Lease with respect to the Building in which such cafeteria is located that Landlord requires Tenant to remove such cafeteria, (y) Tenant shall, within thirty (30) days following the expiration or termination of this Lease with respect to the Building in which such cafeteria is located, (i) remove such cafeteria, and
(ii) restore the Building (including replacement of any structural elements which were removed from the Base Building Plans to accommodate Tenant's cafeteria) to the condition intended in the original Base Building Plans before Tenant's request for such new cafeteria, subject to ordinary wear and tear and the rights and obligations of Landlord and Tenant pursuant to the provisions of Sections 12 (Damage and Destruction) and 13 (Condemnation) of this Lease. Such removal and restoration shall be performed by a contractor approved by Landlord, which approval shall not be unreasonably withheld.

                  2.1.6. POSSIBLE NEW EXTERIOR DOOR. In the 200 Building Tenant is considering adding a secondary exterior exit door on the north side of the Building, which may require Landlord to change the Base Building Plans to accommodate such exterior door. Tenant shall have the right, by written notice given to Landlord at any time prior to September 30, 1999, to require Landlord to change the Base Building Plans to include such secondary exterior exit door. If (a) Tenant requests the installation of such secondary exit door in the 200 Building, (b) the Base Building Plans are changed to include such exterior door requested by Tenant, and (c) such exterior door is actually constructed, then (x) if Landlord gives Tenant written notice at least thirty (30) days prior to the expiration or termination of this Lease with respect to the 200 Building that Landlord requires Tenant to remove such exterior door, (y) Tenant shall, within thirty (30) days following the expiration or termination of this Lease with respect to the 200 Building, (i) remove such exterior door, and (ii) restore the Building (including replacement of any structural elements which were removed from the Base Building Plans to accommodate Tenant's exterior door) to the condition intended in the original Base Building Plans before Tenant's request for such new exterior door, subject to ordinary wear and tear and the rights and obligations of Landlord and Tenant pursuant to the provisions of Sections 12 (Damage and Destruction) and 13 (Condemnation) of this Lease. Such removal and restoration shall be performed by a contractor approved by Landlord, which approval shall not be unreasonably withheld.

                  2.1.7. LANDLORD'S AGREEMENT IN CONCEPT. Subject to the other provisions of this Lease, including this Construction Rider, Landlord is in agreement in concept to Tenant's proposed additions to the Buildings contained in Subsections 2.1.2, 2.1.3, 2.1.4, 2.1.5 and 2.1.6 above.


                               Exhibit B, Page 7

                  2.1.8. SPACE PLAN Tenant shall cause the Space Planner to deliver Tenant's Space Plan to Landlord on or before September 30, 1999. Within ten (10) Business Days after receipt of Tenant's Space Plan, Landlord shall either (i) approve Tenant's Space Plan, or (ii) notify Tenant in writing of Landlord's specific requests for changes and corrections to Tenant's Space Plan to receive Landlord's approval. If Landlord has requested changes or corrections to Tenant's Space Plan, Tenant shall, subject to the provisions of Subsection
2.1.1 of this Exhibit B, revise the proposed Space Plan accordingly and deliver Tenant's revised Space Plan to Landlord within ten (10) Business Days after receipt of Landlord's request. Within five (5) Business Days after receipt of Tenant's revised Space Plan, Landlord shall either approve the revised Space Plan or specify needed changes or corrections as described above (and the process shall continue as needed to obtain Landlord's approval); provided, however, Tenant shall make such changes as requested by Landlord, as provided above, and use reasonable efforts to cause the Space Plan to be approved by Landlord on or before December 1, 1999.

                  2.1.9. WORKING DRAWINGS AND SPECIFICATIONS. Within ninety (90) days after Landlord's approval of the final Space Plan, Tenant shall use reasonable efforts to cause the Space Planner to prepare and deliver to Landlord detailed working drawings and specifications ("WORKING DRAWINGS AND SPECIFICATIONS") in form and substance sufficient to satisfy all applicable requirements for issuance of all requisite governmental approvals and permits and sufficient to permit CIC to begin construction of Tenant Improvements. Within ten (10) Business Days after receipt of the Working Drawings and Specifications, Landlord shall either (i) approve the Working Drawings and Specifications, or (ii) notify Tenant in writing of Landlord's specific request for changes or corrections in the Working Drawings and Specifications to receive Landlord's approval. If Landlord has requested changes or corrections to the Working Drawings and Specifications, Tenant shall, subject to the provisions of Subsection 2.1.1 of this Exhibit B, cause the Space Planner to revise the Working Drawings and Specifications accordingly and deliver Tenant's revised Working Drawings and Specifications to Landlord within ten (10) Business Days after receipt of Landlord's request. Within ten (10) Business Days after receipt of Tenant's revised Working Drawings and Specifications, Landlord shall either approve the revised Working Drawings and Specifications or specify needed changes or corrections as described above (and the process shall continue as needed to obtain Landlord's approval); provided, however, Tenant shall make such changes as requested by Landlord, as provided above, to cause the Working Drawings and Specifications to be approved by Landlord on or before April 15, 2000, so that Tenant can immediately thereafter cause such Working Drawings and Specifications to be submitted to the City for an application for a permit. The revised Working Drawings and Specifications, as approved by Tenant and Landlord, are hereinafter referred to as the "Final Working Drawings and Specifications".

                  2.1.10. COST ESTIMATE. After CIC has sent to Tenant the bids from all subcontractors for all work put out to subcontractors for bid, CIC will provide Tenant and Landlord with a bid for the work shown in the Final Working Drawings and Specifications in accordance with the separate contract between Tenant and CIC for such work.


                             Exhibit B, Page 8

                  2.1.11. OTHER. Once the Final Working Drawings and Specifications have been approved by Landlord and Tenant, Tenant shall make no changes or modifications thereto without the prior written consent of Landlord in accordance with the provisions of Subsection 2.1.1 of this Exhibit B. Within five (5) Business Days after Landlord receives a request from Tenant for a change in the Final Working Drawings, Landlord shall either approve the requested changes or modifications or notify Tenant in writing of Landlord's specific objections to such proposed changes in the Final Working Drawings.

         Any change requested by Tenant to the Final Working Drawings and Specifications and approved by Landlord is hereby defined as "CHANGE ORDER" and collectively as "CHANGE ORDERS." All Change Orders shall be signed by Landlord, Tenant, and CIC.

         The Building Architect will measure the Premises based on the Final Working Drawings and Specifications, and Landlord and Tenant will confirm the exact area of the Premises, including usable and rentable square footage, in writing prior to the Rent Commencement Date.

                  2.2. CONSTRUCTION.

                  (a) Upon approval by Landlord and Tenant of the Final Working Drawings and Specifications and the Final Cost Estimate, Tenant shall cause CIC to construct the Tenant Improvements as provided herein.

                  (b) Any alterations or improvements to the Premises desired by Tenant other than the Tenant Improvements shall be made after the commencement of the term of the Lease and shall be subject to the provisions of Section 6 -"Alterations" of the Lease.

                  (c) Notwithstanding any provision in the Lease or in this Construction Rider to the contrary, if the Rent Commencement Date has not occurred or been deemed to have occurred by June 1, 2001, and the reason for such delay in the Rent Commencement Date is caused by reasons of (i) fire or other casualty, Landlord, by written notice to Tenant, may terminate this Lease pursuant to the provisions of Section 12 of this Lease, (ii) the presence of Hazardous Materials not brought onto the Property by Landlord, Landlord may terminate this Lease by written notice, to be given within fifteen (15) Business Days following June 1, 2001, or (iii) condemnation, Landlord may terminate this Lease pursuant to the provisions of Section 13 of this Lease, all without any liability to Tenant and upon any such termination of this Lease by Landlord pursuant to the provisions of this paragraph Landlord shall promptly return to Tenant all prepaid rent, and Security Deposit (subject to the provisions of Section 4 of this Lease); provided, however, if there is any fire or other casualty which damages or destroys a portion of the Buildings prior to the completion of Base Building Work, Landlord shall not be obligated to commence any repair pursuant to the provisions of Section 12.1 unless and until Tenant agrees in writing to waive Tenant's termination right contained in the next succeeding sentence and in Section 2.3 (c) of this Lease. Notwithstanding any provision in the Lease or in this Construction Rider to the contrary, if the Rent Commencement Date has not occurred or been deemed to have occurred by June 1, 2001, Tenant, by written notice to Landlord given within fifteen (15)


                             Exhibit B, Page 9

Business Days after June 1, 2001, may terminate this Lease without any liability to Landlord, except that with respect to Tenant's right to terminate this Lease pursuant to this sentence, the date of June 1, 2001 shall be extended day-for-day for each day of Tenant Delay; and provided, however, that if the delay in the Rent Commencement Date is caused solely by delays of the type described in Section 26 - FORCE MAJEURE of the Lease, and if Tenant elects to terminate as provided above, then Tenant shall reimburse Landlord, within thirty
(30) days after receipt of notification from Landlord of the amounts due, for any amounts expended or incurred by Landlord for the design, construction and installation of the Tenant Improvements and for brokerage commissions and reasonable legal fees in connection with the preparation and negotiation of the Lease to the extent such amounts expended or incurred are not reimbursable to Landlord under any policy of policies of insurance carried, or required to be carried, by Landlord pursuant to the provisions of this Lease.

                  2.3. COST OF TENANT IMPROVEMENTS. Landlord shall contribute $30.00 per rentable square foot (the "ALLOWANCE") toward the cost of the design (including preparation of space plans and Working Drawings and Specifications), construction and installation of the Tenant Improvements; provided, however, such Allowance shall be used (at $30.00 per rentable square foot) only for Tenant Improvements which are actually constructed in the Premises, at the time such Tenant Improvements are constructed. Tenant shall not have the right to shift any portion of the Allowance from unbuilt space in the Premises to space in which Tenant Improvements are constructed. Out of the Allowance no more than $2.50 per rentable square foot in the Premises (the "PLANNING CONTRIBUTION") may be used for professional services, such as space planning or preparation of working drawings and specifications. The balance, if any, of the cost of the Tenant Improvements ("ADDITIONAL COST") over the Allowance shall be paid by Tenant to CIC. Landlord shall disburse the Construction Allowance, and Tenant shall disburse the Additional Cost (before any Change Order) to CIC on the basis of monthly progress payments based on invoices submitted by CIC, less retainage of ten percent (10%). Landlord and Tenant shall each pay their pro-rata portion of each progress payment, based on the ratio that the Construction Allowance and the Additional Cost each bears to the total cost of the Tenant Improvements (before any Change Orders), with the retainage and the balance, if any, of the actual Additional Cost paid upon the final completion of the Tenant Improvements. Any Change Orders shall not be included in the determination of each party's pro rata portion of progress payments. Tenant shall pay (or receive a credit for) the cost of Change Orders directly to CIC. Any Change Orders shall not be included in the determination Tenant's proportionate share of progress payments.

                  2.4. CHANGES. If Tenant wants to make any change, addition or alteration in or to any Final Working Drawings and Specifications ("CHANGES") Tenant shall cause the Space Planner to prepare additional plans implementing such Change. Tenant shall pay the cost of preparing additional plans to the extent not covered by the Allowance. As soon as practicable after the completion of such Changes, Tenant shall deliver to Landlord and to CIC a copy of the Changes, and Tenant shall request CIC to provide the estimated cost of the Changes. Within three (3) Business Days after receipt of any proposed Change and the estimated cost of such Changes, Landlord shall, subject to the provisions of
Section 2.1.1 of this Exhibit B, either (i)


                             Exhibit B, Page 10
approve the Change, or (ii) notify Tenant in writing of Landlord's specific requests for changes and corrections to receive Landlord's approval. Tenant shall notify CIC and Landlord in writing whether Tenant approves the Change. Tenant shall be liable for any Additional Cost resulting from any Change. Notwithstanding anything to the contrary contained herein, Tenant may authorize CIC to make Changes without Landlord's prior approval (but with notice given to Landlord not later than forty-eight (48) hours after Tenant authorizes the Changes) during the course of construction of Tenant Improvements, if such Changes (a) do not in any way affect the construction of the Base Building Work, (b) do not cost more than $5,000 in any single instance, (c) do not cost more than $20,000 cumulatively, (d) are compatible with the Base Building Plans, (e) use Building Standard Tenant Improvements, or better, and (f) are necessary to avoid delay in completion of the Tenant Improvements.

                  2.5. DELAYS.

          (a)  LANDLORD DELAYS.  The following shall constitute Landlord Delay:

         (i) Landlord's failure to give to Tenant Landlord's written response to Space Plans, Working Drawings and Specifications, Changes and costs within the times specified hereinabove,

        (ii) Landlord's failure to deliver to Tenant the following floors of Building 100, with Landlord's Turnover Work complete as to the respective floor, on the respective dates contained below:

                           Third (3rd) floor of Building 100: July 3, 2000 Second (2nd) floor of Building 100: July 10, 2000 First (1st) floor of Building 100: July 17, 2000

       (iii) Landlord's failure to deliver to Tenant the following floors of Building 200, with Landlord's Turnover Work complete as to the respective floor, on the respective dates contained below:

                           Third (3rd) floor of Building 200: July 24, 2000 Second (2nd) floor of Building 200: July 31, 2000 Third (3rd) floor of Building 200: August 7, 2000

        (iv) Landlord's failure to complete the Base Building Work by November 15, 2000, which date shall be extended by one (1) day for each day that such completion is delayed by reason of any (x) Tenant Delay, and (y) force majeure delay.

                  Each day of delay beyond the times specified hereinabove for Landlord's response or for failure to meet the construction milestones listed above in this Paragraph, shall constitute one (1) day of "Landlord Delay."


                             Exhibit B, Page 11

                  (b) TENANT DELAY. The following shall constitute Tenant Delay:

         (i) Tenant's failure to submit any Space Plan, or any Working Drawings and Specifications or failure to approve cost estimates within the time periods required herein, but only if and to the extent such failure causes a delay in the construction of the Base Building Work; and/or

        (ii) The inclusion of anything in any Space Plan, Working Drawings and Specifications, Changes, or Change Orders which causes delay in the construction and completion of a Building's shell or core, but only if and to the extent that Landlord informs Tenant in writing of the estimated length of delay at the time Landlord and Tenant approve any such Space Plan, Working Drawings and Specifications, Changes or Change Orders.

                  (c) CALCULATION OF DELAYS. At each periodic on-site work review meeting for the Base Building Work and Tenant Improvement Work, Landlord and Tenant through their respective designated construction representative, shall account for and allocate all Landlord Delays, Tenant Delays and force majeure delays. If Landlord and Tenant, through their respective designated construction representatives, are unable to agree on the allocation of Landlord Delays, Tenant Delays and force majeure delays, then promptly following the Rent Commencement Date such dispute shall be resolved in accordance with the provisions of Section
         33.2 of this Lease.

         3. DELIVERY OF PREMISES. Landlord shall use reasonable efforts to complete Landlord's Turnover Work and to deliver possession of the different floors of Building 100 to Tenant on the respective Turnover Dates for Building
100. Landlord shall use reasonable efforts to complete Landlord's Turnover Work and to deliver possession of the different floors of Building 200 to Tenant on the respective Turnover Dates for Building 200. If Landlord has not tendered possession of the respective floors of Building 100 to Tenant on or before the Turnover Date for each floor of Building 100, or if Landlord has not tendered possession of the respective floors of Building 200 to Tenant on or before the Turnover Date for each floor of Building 200, neither Landlord nor its representatives shall be liable to Tenant for any damage resulting from the delay in completing such construction obligations with respect to the Base Building Work and/or delivering possession to Tenant and the Lease shall remain in full force and effect unless and until it is terminated under the express provisions of Paragraph 2.2 (c) of this Exhibit B.

         4. RISK OF LOSS AND BUILDER'S RISK POLICY. Tenant shall bear the risk of loss to the Tenant Improvements prior to the Rent Commencement Date, subject to reimbursement for losses covered under Landlord's "builders' risk" policy described below. Commencing upon the date Landlord commences construction of that portion of the Base Building Work beyond the foundations of the Buildings and continuing until the expiration of the builder's risk policy upon completion of the Building and Tenant Improvements, Landlord shall maintain "builder's risk" insurance on a "Special Policy" form with coverage in an amount equal to the replacement cost of both the Base Building Work and the Tenant Improvements, with commercially reasonable deductibles. Tenant shall pay to Landlord within thirty (30) days after the date Landlord invoices


                             Exhibit B, Page 12

Tenant therefor, the costs of such builder's risk policy which are in excess of the cost of such builder's risk policy absent coverage of the Tenant Improvements, plus any extensions of the builder's risk policy following completion of the Base Building Work. Landlord shall provide Tenant with reasonable supporting documentation of the cost of such builder's risk policy. Such builder's risk policy shall name Tenant as "Loss Payee" as Tenant's interests may appear, and as an additional insured. For the purpose of determining the amount of payments (whether for repairs and reconstruction, or upon any termination of this Lease pursuant to the provisions contained herein) to Landlord and Tenant under the builder's risk policy due to any loss occurring during the time the builder's risk policy is in effect, the amount of the deductible under the builder's risk policy shall be proportionately allocated between Landlord and Tenant based upon the amount of their respective losses.

         5. OWNERSHIP OF TENANT IMPROVEMENTS. All Tenant Improvements, whether installed by Landlord or Tenant, shall become a part of the Premises, shall be the property of Landlord and, subject to the provisions of the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease in accordance with the provisions of the Lease; provided, however, that with respect to any Tenant improvements installed by Tenant with Tenant's funds (but not financed with the Allowance), such Tenant-financed Tenant Improvements (a) shall be the property of Tenant during the Term of the Lease, but Tenant shall not be entitled to remove such improvements, (b) such Tenant Improvements shall become the property of Landlord upon the expiration or termination of this Lease without any obligation on the part of Landlord to pay Tenant any compensation for such Tenant Improvements, and (c) Tenant shall have the right to claim any tax deductions for amortization or depreciation associated with such portion of the Tenant Improvements paid for by Tenant.

                                    INITIALS:

                                              Landlord [ILLEGIBLE]
                                                       -----------
                                              Tenant [ILLEGIBLE]
                                                     -------------


                               Exhibit B, Page 13

                             SCHEDULE 1 TO EXHIBIT B

                               BASE BUILDING WORK

SERVICE CORE.

     Stairways in compliance with Building code (including fire stairs).

     One each telephone and electrical room on each floor of the Premises, with a vertical chase between floors.

     Finished men's and women's restrooms on each floor of the Premises; all applicable laws and codes and finished with:

     Ceramic tile or another finish of comparable quality on floors in the toilet area and ceramic tile on wet wall at least to the height of the toilet partitions with washable vinyl wallcovering or washable paint on all other walls; carpet in vestibule area;

          Metal toilet partitions and urinal screens with a baked enamel finish;

          Stainless steel accessories shall be provided per code and include double roll toilet paper holders, recessed paper towel dispensers/receptacles, liquid soap dispensers, sanitary napkin dispensers and disposals;

          Counters of a solid surface material.
          Other restroom walls and ceilings finished;

          Vanities, accessories, fixtures, lighting and all mechanical and plumbing services completed.

          General exhaust system for restrooms installed.

     Other lighting sufficient for washrooms.

     Janitor's closet with sink.

          Access at the core or other convenient and accessible location to domestic water, drainage and vent systems with valve taps for water and capped stubs for vent and waste.

                    Schedule 1 to Exhibit B, Page 1

          One drinking fountain per floor, "chilled" water installed in compliance with code.

CORE DOORS.

Paint grade or stain grade core doors finished and complete with hollow metal frame trim and hardware locking devices, electric door releases where applicable and magnetic hold open devices where applicable, for stairwells, electrical, mechanical, janitorial and telephone rooms and washrooms all installed, primed, sanded, dusted, and ready for paint or other Tenant finish.

WALLS AND WINDOWS.

     Precast wall system installed and sealed.

     Exterior windows installed and sealed.

     Insulation where applicable (from slab-to-slab).

     Core walls (except all levels below-grade), service core walls, and elevator lobby walls all installed, clad with properly rated sheetrock, taped, sanded, patched, filled, dusted and ready to receive paint or other Tenant finish.

FLOORS

     Smooth and level concrete floors with troweled finish.

     Design to support a minimum live load of 80 lbs per square foot and an additional partition load of 20 lbs per square foot for a total of 100 lbs per square foot.

     Smooth, level and ready to receive carpeting, tile, marble or wood without additional Tenant preparation.

HVAC.

     Main air distribution system with two risers servicing each floor of the building . All tenant ducting, including main loops, at tenant expense.

                    Schedule 1 to Exhibit B, Page 2

     Two (2) supplemental cooling loops allowing Tenant to install as necessary supplemental roof-mounted chilled water cooling units (such tie-in is part of the Tenant Improvements, not the Base Building Work).

LIGHTING.

     Installed and operating in main lobby, all stairwells, elevators, mechanical rooms, utility rooms, other lighting as required by code. Lighting in the lobby of Tenant's Premises installed by Tenant.

     Exterior lighting installed as required by design and code.

ELECTRICAL/POWER.

     Building equipped substantially per design/build bid specifications prepared by (TO BE DETERMINED).

     Three electrical panels (one lighting at 277/480 volt, 3 phase, 4 wire, two power at 120/208 volt, 3 phase, 4 wire) per floor.

     A vertical conduit, wire and panel board riser supplying electric power for service sufficient to operate the Base Building mechanical system and to supply an average of approximately 4.0 watts per rentable square foot for general electrical use by Tenant, including lighting.

LIFE SAFETY.

     Landlord shall install life safety improvements including life safety panel(s) and controls (the cost of which will be paid by Landlord and not deducted from the Tenant Improvement Allowance) to the extent required by shell and core construction for a temporary certificate of occupancy for the Building, or, if greater, to the extent already constructed in the Premises and Building as of the date hereof.

     A sprinkler system (sized for Tenant's occupancy) installed in compliance with code for floors, including main loop connected to core and drops in place with heads installed per code for an unimproved (nonoccupied) floor.

                    Schedule 1 to Exhibit B, Page 3

     Fire extinguishers, one per floor, as required by code for shell and core construction.

     Fire horns and exit signs as required by code for shell and core construction.

     Electric door releases and magnetic hold-open devices, as applicable, installed for all fire doors and electric door locks or stairwell doors per code requirements.

     A/V devices and exit signs as required by code for shell and core construction and in compliance with ADA.

COMMUNICATION SYSTEM.

     Access to main telephone service on the first floor or lower level of the building by approved personnel only.

     Sleeves in core telephone rooms for Tenant telephone access. Tenant to provide conduit and backboard from telephone rooms to Tenant's suite.

ELEVATORS AND FREIGHT FACILITIES.

     At least two (2) passenger elevators servicing Tenant's floors installed and operational as designed to operate at 150 FPM.

     Cabs finished consistent with a first-class suburban office building.

     One passenger elevator to be installed and operational as a freight elevator (i.e., 3,500 lb. capacity).

PARKING. Garage construction complete with all equipment operational and spaces lined.

LANDSCAPING AND IRRIGATION.

     Installed per the Base Building Plans.

     Automatic sprinklers installed per the Base Building Plans.

                    Schedule 1 to Exhibit B, Page 4

LOBBY.

     Lobby finish per plans to be determined.

DIRECTORY. Installed with sufficient lines for Tenant's needs as specified in the Lease.

GENERAL.

     To the extent there are improvements to the Base Building in excess of the foregoing, such improvements will remain as part of the Base Building Work at no cost to Tenant, and shall be in accordance with the Base Building Plans.


                                              Landlord [ILLEGIBLE]
                                                       -----------
                                              Tenant [ILLEGIBLE]
                                                     -------------


                             Schedule 1 to Exhibit B, Page 5

                             SCHEDULE 2 TO EXHIBIT B

                      BUILDING STANDARD TENANT IMPROVEMENTS

MECHANICAL SYSTEMS

-        Return air plenum system.

-        Supply and Return air vents: 2'x 2' Flush mounted in T-bar ceiling
         Manufacturer: Titus or equal
         Grille: Metal with circular perforation

-        Perimeter air supply slots: 2' linear

-        Height of 1st floor, slab to slab: 15' - 0"

-        Height of the upper floors, slab to slab: 13' - 0"

- 1hr walls and demising walls to be full height, all penetrations require fire/smoke dampers.

-        Exhaust fans in conference rooms and kitchens are per request.

ELECTRICAL & COMMUNICATIONS SYSTEMS

- Phone boards to be provided in each tenant space as required. Wall mounted 4' x 8' x 3/4" fire treated plywood.

-        Communications wiring to be Teflon coated or "plenum rated".

- Electrical & Communications Outlets may be placed on perimeter building walls during the initial build out only.

-        Electrical & Communications outlets by electrical contractor:

         Manufacturer:          Leviton or equal
         Style:                 Decora Receptacles 2" x 4" vertical (single)
                                4" x 4"  side by side (double)
         Color:                 White
         Mounting hgt:          16" Standard wall mount 42" for above counter
                                outlets

LIGHTING

- FLUORESCENT LIGHT FIXTURES: 2x 4-(2) lamp recessed fixtures with 18 cell parabolic lens

         Manufacturer:          Lithonia or equal
         Lens:                  18 Cell 3" deep louver with low iridescent
                                specular silver finish
         Lamp:                  (2) T-8 32 W

-     DOWN LIGHTS               (when requested)

         Manufacturer:          Halo Compact Fluorescent Recessed
         Lamp:                  (1) 13W DTT


                             Schedule 2 to Exhibit B, Page 1

-     WALL WASHERS               (when requested)

          Manufacturer:          Halo Incandescent Recessed
          Model:                 H7T
          Trim:                  425W White Coilex Wall Wash
          Lamp:                  (1) 75W PAR 30

-     EXIT SIGNS                 Architectural Edge-Lit

          Manufacturer:          Lithonia Precise-LED
          Model:                 LRP
          Panel color:           Green on clear
          Mount:                 Ceiling mount

-     LIGHT SWITCHES

          Manufacturer:          Leviton Decora Rocker Switch or equal
          Model:                 560-W
          Color:                 White
          Mounting Hgt:          44" Max (in rooms w/unified sidelight mount
                                 adjacent to sidelight or on perpendicular wall min. of 3" from edge of door swing to edge of switch plate)
-     DIMMER SWITCHES

          Manufacturer:          Leviton Decora Slide Dimmer or equal
          Model:                 6621-W
          Color:                 White
          Mounting Hgt:          44" Max.

CEILINGS

TENANT SUITES & CORRIDORS

-     T-Bar  Grid:               2' x 4' Mounted @ +9' - 0"

          Manufacturer:          USG
          Style:                 Donn DX  2 x 4
          Color:                 White

-     Tile:                      2' x 4'

          Manufacturer:          Armstrong
          Style:                 2' x 4' Cortega Second Look
          Color:                 White

                             Schedule 2 to Exhibit B, Page 2

WALLS

INTERIOR TENANT WALLS - Ceiling height (+9'-0")

        -    Studs-Metal Studs:          24" O.C.
                  Size:                  2-1/2"
                  Gauge:                 25

        -    GYP BD:                     Smooth finish

        -    Paint:

                  Primer:                (1) coat of primer
                  Paint:                 (2) finish coats of paint
                  Sand between coats

ONE HOUR FIRE RESISTIVE WALLS - Full height Any penetration of a demising wall requires a fire/smoke damper

        -    Studs-Metal Studs:          24" O.C.
                  Size:                  2-1/2"
                  Gauge:                 20

        -    GYP BD:                     5/8" Type-X, Smooth finish

        -    Paint:

                  Primer:                (1) coat of primer
                  Paint:                 (2) finish coats of paint
                  Sand between coats

DOORS & FRAMES

Corridor, Tenant Entry and Interior Doors (including 20 min rated doors)

        -    Frame:                      3-3/4" aluminum frame with 1" trim and
                                         3/8" reveal (unified frame
                                         at sidelights)

                  Manufacturer:          Advanced Architectural Frames, A.A.F.
                  Model:                 Standard (20 min rating as required)

        -    Doors:                             Solid core with wood veneer

                  Manufacturer:          Eggers Industries or equal
                  Size:                  3'-0" x 9'-0" x 1 3/4" (or as required)

60 and 90 Min Rated Doors (where required by 2 hr area separations, etc.)

        -    Frame:                      Hollow metal frame, painted to
                                         match the color of the adjacent wall
                                         in semi-gloss finish

                             Schedule 2 to Exhibit B, Page 3

                  Manufacturer:          Forderer or equal
                  Style:                 Welded hollow metal frame w/2" face
                                         frame

        -    Doors:                      Solid core with wood veneer 60
                                         or 90 min rating as required

                  Manufacturer:          Eggers Industries or equal
                  Size:                  3'-0" x 9'-0" x 1 3/4" (or as
                                         required)

Building entry doors and stairwell doors per base building architects specifications. Doors required to swing into the corridor shall be installed in a 36" deep 90 DEG. recess with clearances per code. Provide compact fluorescent downlights in ceiling of recess.

HARDWARE

-     Locksets and latchsets

          Manufacturer:                  Schlage
          Series:                        Sparta lever

-     Tenant entry doors

          2 pair butts:                  Manu: PBB
          1 lockset:                     Schlage
          1 stop:                        Hager
          1 smoke seal:                  Pemko
          1 closer (as needed):          LCN

INTERIOR GLASS

-     TYPE: 1/4" Tempered glass, clear

-     SIDELITES:  24" Wx Door height, to be installed in a unified frame with door

-     No sidelights at one hour corridors

- Where sidelights occur, light switches are to be mounted on adjacent wall clearing door swing (minimum of 3") or on same wall adjacent to sidelight

WINDOW FRAMES

-      3-3/4" Aluminum Trim System - unified frame @ sidelight

          Manufacturer:                  Advanced Architectural Frames
          Model:                         Standard
          Profile:                       1" trim w/ 3/8" reveal

                             Schedule 2 to Exhibit B, Page 4

FLOORING

-        Carpet :                           Direct glue-down
-        Glue:                              To be water based, non-toxic
                                            adhesive per carpet
                                            manufacturer's recommendation
-        Base @ Carpet:                     2 1/2" Rubber Carpet Top set Base
         Manufacturer:                      Burke
         Style:                             Carpet Base ("toeless")
-        Resilient Flooring:                12x12 Vinyl Composition Tile
-        Base @ Resilient flooring:         2 1/2" Rubber Cove Base
         Manufacturer:                      Burke
         Style:                             Cove Base

WINDOW COVERING

-        1" aluminum mini-blinds, light beige color


                                              INITIALS:

                                              Landlord [ILLEGIBLE]
                                                       -----------
                                              Tenant [ILLEGIBLE]
                                                     -------------


                    Schedule 2 to Exhibit B, Page 5

                                    EXHIBIT C

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                            DATED AS OF JULY 12, 1999
                                     BETWEEN
                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,
                                       AND
                      THE 3DO COMPANY, AS TENANT ("LEASE")

                                 BUILDING RULES

         The following Building Rules are additional provisions of the foregoing Lease to which they are attached. The capitalized terms used herein have the same meanings as these terms are given in the Lease.

         1. USE OF COMMON AREAS. Tenant will not obstruct the sidewalks, and other common areas outside of the Buildings ("COMMON AREAS"), and Tenant will not use the Common Areas for any purpose other than ingress and egress to and from the Premises. The Common Areas, except for the sidewalks, are not open to the general public and Landlord reserves the right to control and prevent access to the Common Areas of any person whose presence, in Landlord's opinion, would be prejudicial to the safety, reputation and interests of the Building and its tenants.

         2. LIMITED ACCESS TO ROOF. Tenant has no right of access to the roof of the Building and will not install, repair or replace any antenna, aerial, aerial wires, fan, air-conditioner or other device on the roof of the Building, without the prior written consent of Landlord, except that Landlord will not unreasonably withhold consent to access to the roof by Tenant and Tenant's contractors to fulfill Tenant's maintenance obligations under
Section 7.1 of the Lease. Notwithstanding the foregoing, Landlord hereby consents to access to the roof, without any requirement of notice by Tenant to Landlord, by (a) Tenant's HVAC contractor onto the roof for service of the HVAC units, and (b) Tenant and its contractors for the performance of any maintenance or repair to the roof which is Tenant's obligation under this Lease and where access to the roof is reasonably required to perform such obligation subject to reasonable rules and regulations of Landlord, and provided that Tenant and any such contractor shall be responsible for any damage Tenant or such contractor causes to the roof. Any device installed on the roof without Landlord's written consent is subject to removal at Tenant's expense without notice at any time. In any event Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use, repair, maintenance or removal of such devices on the roof and agrees to indemnify and hold harmless Landlord from any liability, loss, damage, cost or expense, including reasonable attorneys' fees, arising from any activities of Tenant or of Tenant's Representatives on the roof of the Building.

                    Exhibit C, Page 1

         3. SIGNAGE. Tenant is permitted a Monument Sign pursuant to the provisions of Section 40 of this Lease. No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Building without the prior written consent of Landlord. Notwithstanding the foregoing Tenant shall be permitted to install a sign on the exterior of the Buildings, subject to the prior approval of the City of Redwood City, and the prior written approval of Landlord, in Landlord's sole and absolute discretion. Landlord reserves the right to adopt and furnish Tenant with general guidelines relating to signs in or on the Building. All approved signage will be inscribed, painted or affixed at Tenant's expense by a person approved by Landlord, which approval will not be unreasonably withheld.

         4. PROHIBITED USES. The Premises will not be used for manufacturing (except as specifically permitted in Section 5.1 of the Lease), for the storage of merchandise held for sale to the general public, for lodging or for the sale of goods to the general public. Tenant will not permit any food preparation on the Premises except that Tenant may use Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages so long as such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations. Tenant shall be permitted to operate a kitchen and cafeteria in the Premises for service of food to Tenant's employees and customers.

         5. JANITORIAL SERVICES. Tenant will be responsible, at Tenant's expense, to keep the Premises clean, including periodic janitorial service. Tenant enter into an agreement with a janitorial service to clean the Premises, which contract and janitorial company shall be subject to Landlord's prior written consent, which consent shall not be unreasonably withheld.

         6. KEYS AND LOCKS. Landlord will furnish Tenant, free of charge, ten
(10) keys to each exterior door or lock at the entrance to each Building. Landlord may make a reasonable charge for any additional or replacement keys. Tenant will not duplicate any keys, alter any locks or install any new or additional lock or bolt on any door of its Premises or on any other part of the Building without the prior written consent of Landlord and, in any event, Tenant will provide Landlord with a key for any such lock. On the termination of the Lease, Tenant will deliver to Landlord all keys to any locks or doors in the Building which have been obtained by Tenant.

         7. FREIGHT.  [Intentionally deleted].

         8. NUISANCES AND DANGEROUS SUBSTANCES.  [Intentionally deleted].

         9. BUILDING NAME AND ADDRESS. Without Landlord's prior written consent, Tenant will not use the name of the Building in connection with or in promoting or advertising Tenant's business except as Tenant's address.

         10. BUILDING DIRECTORY.  [Intentionally deleted].

                    Exhibit C, Page 2

         11. WINDOW COVERINGS. No curtains, draperies, blinds, shutters, shades, awnings, screens or other coverings, window ventilators, hangings, decorations or similar equipment shall be attached to, hung or placed in, or used in or with any window of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and Landlord shall have the right to control all lighting within the Premises that may be visible from the exterior of the Building.

         12. FLOOR COVERINGS. Tenant will not lay or otherwise affix linoleum, tile, carpet or any other floor covering to the floor of the Premises in any manner except as approved in writing by Landlord, which approval shall not be unreasonably withheld. Tenant will be liable for the cost of repair of any damage resulting from the violation of this rule or the removal of any floor covering by Tenant or its contractors, employees or invitees.

         13. WIRING AND CABLING INSTALLATIONS. No boring or cutting through structural or load-bearing portions of the Premises for wires or cables will be allowed without the prior written consent of Landlord, which consent shall not be unreasonably withheld so long as such boring or cutting does not affect the structural integrity of the Building, and Tenant complies with any requirements of Landlord's independent structural engineer.

         14. OFFICE CLOSING PROCEDURES.  [Intentionally deleted].

         15. PLUMBING FACILITIES. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein. Tenant will be liable for any breakage, stoppage or damage resulting from the violation of this rule by Tenant, its employees or invitees.

         16. USE OF HAND TRUCKS. Tenant will not use or permit to be used in the Premises or in the Common Areas any hand trucks, carts or dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve.

         17. REFUSE. Tenant shall store all Tenant's trash and garbage within the Premises or in other facilities designated by Landlord for such purpose. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without being in violation of any law or ordinance governing such disposal. All trash and garbage removal shall be made in accordance with directions issued from time to time by Landlord.

         18. SOLICITING.  [Intentionally deleted].

         19. PARKING. Tenant will use, and cause Tenant's Representatives and Visitors to use, any parking spaces to which Tenant is entitled under the Lease in a manner consistent with

                    Exhibit C, Page 3

Landlord's directional signs and markings in the Parking Facility. Specifically, but without limitation, Tenant will not park, or permit Tenant's Representatives or Visitors to park, in a manner that impedes access to and from the Building or the Parking Facility or that violates space reservations for handicapped drivers registered as such with the California Department of Motor Vehicles. Landlord may use such reasonable means as may be necessary to enforce the directional signs and markings in the Parking Facility, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of non-compliance with such parking regulations.

         20. FIRE, SECURITY AND SAFETY REGULATIONS. Tenant will comply with all safety, security, fire protection and evacuation measures and procedures established by any governmental agency and reasonably established by Landlord.

         21. RESPONSIBILITY FOR THEFT. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

         22. SALES AND AUCTIONS. Tenant will not conduct or permit to be conducted any sale by auction in, upon or from the Premises or elsewhere in the Property, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

         23. WAIVER OF RULES. Landlord may waive any one or more of these Building Rules for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such Building Rules in favor of any other tenant or tenants nor prevent Landlord from thereafter enforcing these Building Rules against any or all of the tenants of the Building.

         24. EFFECT ON LEASE. These Building Rules are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Violation of these Building Rules (after receipt by Tenant of applicable notice followed by the applicable cure period) constitutes a failure to fully perform the provisions of the Lease, as referred to in Section 15.1 - "EVENTS OF DEFAULT".

         25. NON-DISCRIMINATORY ENFORCEMENT. Subject to the provisions of the Lease (and the provisions of other leases with respect to other tenants), Landlord shall use reasonable efforts to enforce these Building Rules in a non-discriminatory manner, but in no event shall Landlord have any liability for any failure or refusal to do so (and Tenant's sole and exclusive remedy for any such failure or refusal shall be injunctive relief preventing Landlord from enforcing any of the Building Rules against Tenant in a manner that discriminates against Tenant).

         26. ADDITIONAL AND AMENDED RULES. Landlord reserves the right to rescind or amend these Building Rules and/or adopt any other and reasonable rules and regulations as in its

                    Exhibit C, Page 4
judgment may from time to time be needed for the safety, care and cleanliness of the Buildings and for the preservation of good order therein.



                                         INITIALS:

                                              Landlord [ILLEGIBLE]
                                                       -----------
                                              Tenant [ILLEGIBLE]
                                                     -------------


                    Exhibit C, Page 5

                                    EXHIBIT D

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                            DATED AS OF JULY 12, 1999
                                     BETWEEN
                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,
                                       AND
                      THE 3DO COMPANY, AS TENANT ("LEASE")

                           ADDITIONAL PROVISIONS RIDER

37.      $816,000.00 LETTER OF CREDIT.

         (a) Within three (3) Business Days following the Executed Lease Delivery Date, Tenant shall deliver to Landlord an unconditional, irrevocable, transferable and negotiable standby letter of credit (the "L/C #1") in an amount equal to $816,000.00 ("FACE AMOUNT"), with an expiration date of fourteen (14) months after the date of issuance, issued by a bank or trust company ("ISSUER") and in form and content acceptable to Landlord, in its sole and absolute discretion, as additional security for the performance of Tenant's obligations under this Lease. An L/C in the form attached hereto as EXHIBIT E is hereby approved by Landlord. L/C #1 shall name Landlord as beneficiary thereunder and provide that draws, including partial draws, at Landlord's election, will be honored upon the delivery to the Issuer of a certificate signed by Landlord, or its authorized agent, that Tenant has failed to perform its obligations under the Lease. L/C #1 shall also provide that it will be automatically extended upon each renewal date unless the Issuer thereof delivers to Landlord, no later than forty-five (45) days prior to the stated expiration date of L/C #1, written notice of Issuer's intent not to extend or renew L/C #1. In addition, upon a proposed sale or other transfer of any interest in the Project, the Land, this Lease or Landlord (including consolidations, mergers, or other entity changes), Tenant, at its sole cost and expense and upon ten (10) Business Days' notice, shall, concurrent with Landlord's delivery to Tenant of the then outstanding L/C #1, deliver to any such transferees, successors, or assigns a replacement letter of credit on identical terms (except for the stated beneficiary) from the same Issuer or another bank or trust company acceptable to Landlord, in Landlord's sole discretion, naming the new landlord as the beneficiary thereof. Tenant's failure to perform or observe any of the covenants set forth in this Section 37 for any reason shall entitle Landlord to draw on the full amount of L/C #1; provided that any drawing by Landlord on L/C #1 shall not, in and of itself, constitute an Event of Default under this Lease. Any amount(s) drawn under L/C #1 shall be held or used by Landlord in accordance with the terms of Section 4 of the Lease.

         (b) Notwithstanding the provisions of Section 37 (a) above, at least fifteen (15) days prior to the earlier of (i) the expiration of L/C #1, or
(ii) the Rent Commencement Date of the first


                             Exhibit D, Page 1

Building (if the two Buildings have separate Rent Commencement Dates), Tenant shall deliver to Landlord a cashiers check payable to the order of Seaport Plaza Associates, LLC in the amount of $816,000.00 (the "Cash Deposit") issued by a national bank with offices in California. Out of the Cash Deposit, $408,000.00 shall be applied against the first amount of Base Rent payable by Tenant under this Lease; and $408,000.00 shall be held by Landlord as a cash security deposit pursuant to the provisions of Section 4 of this Lease. Upon Landlord's receipt of the Cash Deposit Landlord shall return L/C #1 to Tenant.

38.      $5,240,000.00 LETTER OF CREDIT.

         (a) Within three (3) Business Days following the Executed Lease Delivery Date, Tenant shall deliver to Landlord an unconditional, irrevocable, transferable and negotiable standby letter of credit (the "L/C #2") in an amount equal to $5,240,000.00 ("FACE AMOUNT"), issued by a bank or trust company ("ISSUER") and in form and content acceptable to Landlord, in its sole and absolute discretion, as additional security for the performance of Tenant's obligations under this Lease. An L/C in the form attached hereto as EXHIBIT E is hereby approved by Landlord. L/C #2 shall name Landlord as beneficiary thereunder and provide that draws, including partial draws, at Landlord's election, will be honored upon the delivery to the Issuer of a certificate signed by Landlord, or its authorized agent, that Tenant has failed to perform any of the following obligations under the Lease: to pay any rent, insurance premiums, insurance deductibles or Taxes, to compensate Landlord for any damage it incurs as a result of Tenant's failure to perform any of Tenant's obligations under this Lease, to replenish the $408,000 cash deposit portion of the Security Deposit, or to renew or replace the L/C #2 as provided in this Section 38. L/C #2 shall also provide that it will be automatically extended upon each renewal date unless the Issuer thereof delivers to Landlord, no later than forty-five (45) days prior to the stated expiration date of L/C #2, written notice of Issuer's intent not to extend or renew L/C #2. During any period that Tenant is required to maintain L/C #2, Tenant shall, at least thirty (30) days prior to any expiration or termination of L/C #2, provide Landlord either with written confirmation that the existing L/C #2 will be automatically extended and renewed or with a new letter of credit that satisfies all of the requirements for L/C #2 in this
Section 38. In addition, upon a proposed sale or other transfer of any interest in the Project, the Land, this Lease or Landlord (including consolidations, mergers, or other entity changes), Tenant, at its sole cost and expense and upon ten (10) Business Days' notice, shall, concurrent with Landlord's delivery to Tenant of the then outstanding L/C #2, deliver to any such transferees, successors, or assigns a replacement L/C #2 on identical terms (except for the stated beneficiary) from the same Issuer or another bank or trust company acceptable to Landlord, in Landlord's sole discretion, naming the new landlord as the beneficiary thereof. Tenant's failure to perform or observe any of the covenants set forth in this Section 38 for any reason shall entitle Landlord to draw on the full amount of L/C #2; provided that any drawing by Landlord on L/C #2 shall not, in and of itself, constitute an Event of Default under this Lease. Any amount(s) drawn under L/C #2 shall be held or used by Landlord in accordance with the terms of
Section 4 of the Lease. If Landlord draws on the L/C #2, then upon Tenant curing the covenant which entitled Landlord to draw on L/C #2, Tenant shall have the right, upon ten (10) days prior written notice to Landlord, to obtain a refund from Landlord of any unapplied proceeds of L/C #2

                             Exhibit D, Page 2
which Landlord has drawn upon, any such refund being conditioned upon Tenant simultaneously delivering to Landlord a new, replacement to L/C #2 in the cash amount that Tenant is seeking to have refunded, and meeting the requirements contained herein. If Landlord has applied a portion of L/C #2 which Landlord has drawn upon toward the payment or performance of Tenant's obligations under the Lease, then the amount of the refund from Landlord to Tenant pursuant to the provisions of this paragraph will be less than the amount of the replacement L/C #2.

         (b) If as of the sixth (6th), seventh (7th) and eighth (8th) anniversary dates following the Rent Commencement Date, (i) no Event of Default has occurred within the twenty-four (24) months immediately preceding the applicable anniversary date, and no event or condition then exists which with the passage of time or delivery of notice by Landlord, or both, would constitute an Event of Default, (ii) Tenant's financial statements are included in the consolidated financial statements of Guarantor (whether or not Guarantor has terminated the Guaranty pursuant to the provisions of
Section 42 hereinbelow), and (iii) Tenant has delivered to Landlord, on or before such anniversary dates, audited financial statements prepared in accordance with generally accepted accounting principles consistently applied, certified by Guarantor's independent certified public accounting firm , without qualification, as being complete and accurate audited financial statements showing that Guarantor (whether or not Guarantor has terminated the Guaranty pursuant to the provisions of Section 42 hereinbelow) has (x) a tangible net worth of at least $75,000,000.00, (y) achieved and sustained positive net after tax earnings in the amount of at least eight percent (8%) of net revenues for each of the four consecutive calendar quarters immediately preceding each applicable anniversary date, and (z) cash and marketable securities in the amount of at least $40,000,000.00
[the conditions contained in (x), (y) and (z) being herein called the "Reduction Criteria"], then the Face Amount of L/C #2 may be immediately reduced by (A) $1,746,666.00 on the sixth (6th) anniversary date of the Rent Commencement Date, (B) $1,746,666.00 on the seventh (7th) anniversary date of the Rent Commencement Date and (C) $1,746,666.00 on the eighth (8th) anniversary date of the Rent Commencement Date, as applicable (the "L/C BURNOFF"). If (X) an L/C Burnoff does not occur on the sixth (6th), seventh
(7th) or eighth (8th) anniversary dates of the Rent Commencement Date because Tenant does not satisfy the Reduction Criteria on any such date (any such L/C Burnoff which does not occur due to Guarantor's failure to meet the Reduction Criteria being called a "Failed Burnoff"), and (Y) Guarantor satisfies the Reduction Criteria on a subsequent anniversary date of the Rent Commencement Date, then on such subsequent anniversary date of the Rent Commencement Date Tenant shall be entitled to receive any previous Failed Burnoff. Unless a Failed Burnoff is reduced on any subsequent anniversary date of the Rent Commencement Date pursuant to the immediately preceding provisions, each Failed Burnoff shall remain in effect through the remainder of the initial Term of this Lease; provided, however, Tenant shall have no obligation to provide all or any portion of L/C#2 during any Extension Period.

39.      PARKING.

         (a) TENANT'S PARKING RIGHTS. Landlord shall provide Tenant, on an unassigned and non-exclusive basis, for use by Tenant and Tenant's Representatives and Visitors, at the users'

                             Exhibit D, Page 3
sole risk, three and one-third (3.3) parking space in the Parking Facility for each one thousand (1,000) rentable square feet of office space leased to Tenant. The parking spaces to be made available to Tenant hereunder may contain a reasonable mix of spaces for compact cars and up to ten percent (10%) of the unassigned spaces may also be designated by Landlord as Building visitors' parking.

         (b) AVAILABILITY OF PARKING SPACES. Landlord shall take reasonable actions to ensure the availability of the parking spaces leased by Tenant, but Landlord does not guarantee the availability of those spaces at all times against the actions of other tenants, if any, of the Project and users of the Parking Facility. Landlord retains the right to revoke the parking privileges of any user of the Parking Facility who violates the rules and regulations governing use of the Parking Facility (and Tenant shall be responsible for causing any employee of Tenant or other person using parking spaces allocated to Tenant to comply with all parking rules and regulations).

         (c) ASSIGNMENT AND SUBLETTING. Notwithstanding any other provision of the Lease to the contrary, Tenant shall not assign its rights to the parking spaces or any interest therein, or sublease or otherwise allow the use of all or any part of the parking spaces to or by any other person, except (i) to a Transferee, or (ii) with Landlord's prior written consent, which may be granted or withheld by Landlord in its sole discretion. In the event of any separate assignment or sublease of parking space rights that is approved by Landlord, Landlord shall be entitled to receive, as additional Rent hereunder, one hundred percent (100%) of any profit received by Tenant in connection with such assignment or sublease.

         (d) CONDEMNATION, DAMAGE OR DESTRUCTION. In the event the Parking Facility is the subject of a Condemnation, or is damaged or destroyed, and this Lease is not terminated, and if in such event the available number of parking spaces in the Parking Facility is permanently reduced, then Tenant's rights to use parking spaces hereunder may, at the election of Landlord, thereafter be reduced in proportion to the reduction of the total number of parking spaces in the Parking Facility, subject to the provisions of Subsection (e) below. In such event, Landlord reserves the right to reduce the number of parking spaces to which Tenant is entitled or to relocate some or all of the parking spaces to which Tenant is entitled to other areas in the Parking Facility.

         (e) Notwithstanding any provision contained in the Lease or in this
Section 39 to the contrary, if the number of parking spaces available to Tenant in the Parking Facility is permanently reduced due to (i) damage by fire or other casualty or (ii) Condemnation, then (x) if the reduction in the number of parking spaces is fifty (50) or less, Landlord shall use reasonable efforts to provide, within a reasonable period of time, either within a reasonable walking distance from the Buildings, or at an off-site location within a reasonable distance, including a shuttle service to and from the Premises, both at no additional charge to Tenant, the same number of parking spaces as existed prior to any such reduction, and (y) if the reduction in the number of parking spaces is fifty-one (51) or more, then if Landlord does not provide, within a reasonable period of time, alternative parking arrangements within a reasonable walking distance of the Premises that provide Tenant the

                             Exhibit D, Page 4
same parking capacity as existed prior to any such reduction, Tenant may terminate this Lease by written notice to Landlord within one hundred twenty
(120) days after any reduction by fifty-one (51) or more parking spaces.

40.      TENANT'S MONUMENT SIGN.

         Subject to the provisions of this Section 40, and so long as The 3DO Company and its Affiliates leases at least one of the Buildings, The 3DO Company and its Affiliates shall be allowed to place an unlighted sign ("Tenant's Sign") identifying the name and business of The 3DO Company and/or its Affiliates on the monument ("Monument") to be constructed by Landlord in the location shown on Exhibit A-3 attached hereto. Tenant's Sign shall be (a) subject to Landlord's prior written approval as to the size, location, material, lighting and color, and all other aspects of Tenant's Sign, which approval shall not be unreasonably withheld, and (b) subject to all applicable ordinances, regulations and the prior approval of all applicable governmental authorities, including the City of Redwood City, California, (c) shall only be installed after Tenant obtains all necessary permits and approvals from the applicable authorities, and (d) shall be installed and maintained in a first class condition at Tenant's sole cost and expense (including, without limitation, the cost of obtaining all permits and other governmental approval). Throughout the Term of this Lease Tenant shall not make any change or changes to Tenant's Sign without the prior written consent of Landlord; provided, however, if at any time during the Term The 3DO Company and/or its Affiliates does not lease at least one of the Buildings, then, subject to the other provisions of this Section 40, Tenant shall be entitled only to a proportionate share of the space on the Monument based upon the rentable area leased by Tenant compared with the rentable area in the Buildings, and Tenant shall replace Tenant's Sign with a smaller Tenant's Sign on the Monument to accommodate other tenants in the Project. If within fifteen (15) days after the expiration or termination of this Lease Landlord gives Tenant written notice requesting Tenant to remove Tenant's Sign from the Monument, then within fifteen (15) days after such notice from Landlord Tenant shall remove Tenant's Sign at Tenant's sole cost and expense. If Tenant fails to remove Tenant's Sign within fifteen (15) days after the expiration or termination of this Lease, then Landlord shall have the right to do so at Tenant's expense, and Tenant agrees to pay to Landlord the costs of such removal within thirty (30) days after Landlord invoices Tenant therefor. Tenant will be liable for any damage or injury to third parties arising out of Tenant's Sign and agrees to indemnify and hold harmless Landlord from any Claims arising out of Tenant's Sign.

41.      EXTENSION OPTION.

         Provided that (a) The 3DO Company has not assigned this Lease other than to an Affiliate (it being intended that all rights pursuant to this provision are and shall be personal to the original Tenant under this Lease and its Affiliates and shall not be transferable or exercisable

                             Exhibit D, Page 5
for the benefit of any Transferee other than an Affiliate), (b) The 3DO Company or its Affiliate is in actual occupancy of at least fifty-one percent (51%) of the total square feet of rentable area in the Buildings, and (c) Tenant is not in default beyond any applicable notice and cure period under this Lease at the time of exercise or at any time thereafter until the beginning of any such extension of the Term, Tenant shall have the option (the "EXTENSION OPTION") to extend the Term for two (2) additional consecutive periods of five (5) years (each an "EXTENSION PERIOD") with respect to one or both Buildings, by giving written notice to Landlord of the exercise of any such Extension Option at least twelve (12) months, but not more than eighteen (18) months, prior to the expiration of the initial Term or the prior Extension Period, as the case may be. The exercise of any Extension Option by Tenant shall be irrevocable and shall cover either one or both Buildings, as designated by The 3DO Company or its Affiliate in its notice exercising such Extension Option; provided, however, if in Tenant's notice exercising any Extension Option Tenant fails to designate whether the Extension Option is for one or both Buildings, Tenant shall be conclusively deemed to have elected to exercise the Extension Option on both Buildings. Upon such exercise, the term of the Lease shall automatically be extended for the applicable Extension Period without the execution of any further instrument by the parties; provided that Landlord and Tenant shall, if requested by either party, execute and acknowledge an instrument confirming the exercise of the Extension Option. Notwithstanding the foregoing, if Tenant elects to exercise the Extension Option on only one Building, then Landlord and Tenant shall execute a Lease amendment to change Tenant's Share, and to apportion evenly the obligations and rights of Landlord and Tenant, based upon Tenant leasing only one Building. Any Extension Option shall terminate if not exercised precisely in the manner provided herein. Any extension of the Term shall be upon all the terms and conditions set forth in this Lease and all Exhibits thereto, except that: (i) Tenant shall have no further option to extend the Term of the Lease, other than as specifically set forth herein; (ii) Landlord shall not be obligated to contribute funds toward the cost of any remodeling, renovation, alteration or improvement work in the Premises; and (iii) Base Rent for any such Extension Period shall be the then Fair Market Base Rental (as defined below) for the Premises for the space and term involved, which shall be determined as set forth below.

                  (a) "FAIR MARKET BASE RENTAL" shall mean the "fair market" Base Rent at the time or times in question for the applicable space, based on the prevailing rentals then being charged to any tenants (other than Tenant) in the Project and tenants in other office buildings in the general vicinity of the Building of comparable size, location, quality and age as the Building for leases with terms equal to the Extension Period, taking into account the creditworthiness and financial strength of the tenant, the financial guaranties provided by the tenant (if any), the value of market concessions (including the value of construction, renovation, moving and other allowances or rent credits), the desirability, location in the building, size and quality of the space, tenant finish allowance and/or tenant improvements, included services, operating expenses and tax and expense stops or other escalation clauses, and brokerage commissions, for the space in the Building for which Fair Market Base Rental is being determined and for comparable space in the buildings which are being used for comparison. Notwithstanding anything in this Section 41 to the contrary, any Alterations made to the Premises and paid for by Tenant shall not be used in the determination of "fair market" Base Rental. Fair Market Base Rental shall also reflect the

                              Exhibit D, Page 6
then prevailing rental structure for comparable office buildings in the general vicinity of the Property, so that if, for example, at the time Fair Market Base Rental is being determined the prevailing rental structure for comparable space and for comparable lease terms includes periodic rental adjustments or escalations, Fair Market Base Rental shall reflect such rental structure.

                  (b) Landlord and Tenant shall endeavor to agree upon the Fair Market Base Rental. If they are unable to so agree within thirty (30) days after receipt by Landlord of Tenant's notice of exercise of the Extension Option, Landlord and Tenant shall mutually select a licensed real estate broker. If Landlord and Tenant are unable to agree upon the name of a licensed real estate broker within such thirty (30) day period, then within fifteen (15) days after the expiration of the thirty (30) day period, Landlord shall select a licensed real estate broker, and Tenant shall select a licensed real estate broker. The two (2) licensed real estate brokers shall then within fifteen (15) days thereafter mutually select a third licensed real estate broker (the "Arbitrator"). All licensed real estate brokers selected pursuant to the provisions of this paragraph must be actively leasing space similar to the Building in the general vicinity of the Project, and have at least five (5) years experience in the leasing of space similar to the Building in the general vicinity of the Project. After selection of the broker or brokers in accordance with the provisions of this paragraph, Landlord shall submit Landlord's determination of Fair Market Base Rental and Tenant shall submit Tenant's determination of Fair Market Base Rental to such broker, or brokers, at such time or times and in such manner as Landlord and Tenant shall agree (or as directed by the broker; or if Landlord and Tenant do not agree on one broker and an Arbitrator is appointed, then as directed by the Arbitrator, if Landlord and Tenant do not promptly agree). If Landlord and Tenant have agreed upon one broker, the broker shall select either Landlord's or Tenant's determination as the Fair Market Base Rental, and such determination shall be binding on Landlord and Tenant. If Tenant's determination is selected as the Fair Market Base Rental, then Landlord shall bear all of the broker's cost and fees. If Landlord's determination is selected as the Fair Market Base Rental, then Tenant shall bear all of the broker's cost and fees. If Landlord and Tenant have not agreed upon one broker, and there is an Arbitrator appointed, then the Arbitrator shall select either Landlord's or Tenant's determination as the Fair Market Base Rental, and such determination shall be binding on Landlord and Tenant. If Tenant's determination is selected as the Fair Market Base Rental, then Landlord shall bear all costs and fees of all of the brokers (including the Arbitrator). If Landlord's determination is selected as the Fair Market Base Rental, then Tenant shall bear all of all costs and fees of all of the brokers (including the Arbitrator). The broker or Arbitrator may select only between the two (2) determinations of Fair Market Base Rental submitted by Landlord and Tenant, and shall not have the right to average the two determinations of Fair Market Base Rental, or to make any determination of Fair Market Base Rental other than between the two determinations submitted by Landlord and Tenant.

                  (c) In the event the Fair Market Base Rental for any Extension Period has not been determined at such time as Tenant is obligated to pay Base Rent for such Extension Period, Tenant shall pay as Base Rent pending such determination, the Base Rent in effect for such space immediately prior to the Extension Period; provided, that upon the determination of the

                              Exhibit D, Page 7
applicable Fair Market Base Rental, any shortage of Base Rent paid, together with interest at the rate specified in the Lease, shall be paid to Landlord by Tenant.

                  (d) In no event shall the Base Rent during any Extension Period be less than the Base Rent in effect immediately prior to such Extension Period.

                  (e) The term of this Lease, whether consisting of the Initial Term alone or the Initial Term as extended by any Extension Period (if any Extension Option is exercised), is referred to in this Lease as the "Term."

42.      GUARANTY OF LEASE AND CONDITIONS TO TERMINATION OF GUARANTY.

         Concurrently with the execution of this Lease by Tenant, and as a condition of and a material inducement to Landlord executing this Lease, The 3DO Company, a Delaware corporation, who is the parent of Tenant ("Guarantor"), shall execute and shall deliver to Landlord a Guaranty in the form attached hereto as EXHIBIT I, guaranteeing the full performance of Tenant's obligations under this Lease.

         Notwithstanding any provision contained herein to the contrary, Guarantor shall have the right to terminate the Guaranty upon thirty (30) days prior written notice to Landlord, if, and only if, a) Guarantor provides to Landlord audited financial statements showing that Tenant holds at least ninety percent (90%) of Guarantor's assets (exclusive of Guarantor's ownership of Tenant's stock), and (b) following any such termination of the Guaranty, and continuing through the remainder of the Term (including any extension of the Term), Tenant shall be obligated to provide financial statements to Landlord in accordance with the provisions of Section 21.2 (b) of this Lease.

                                                            INITIALS:

                                                          Landlord [ILLEGIBLE]
                                                                   -----------
                                                            Tenant [ILLEGIBLE]
                                                                   -----------

                              Exhibit D, Page 8

                                    EXHIBIT E

                        ATTACHED TO AND FORMING A PART OF

                                 LEASE AGREEMENT

                            DATED AS OF JULY 12, 1999

                                     BETWEEN

                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,

                                       AND

                      THE 3DO COMPANY, AS TENANT ("LEASE")

                         APPROVED LETTER OF CREDIT FORM

                          IRREVOCABLE LETTER OF CREDIT

Seaport Plaza Associates, LLC                           Letter of Credit No.
                                                        NZS______
c/o Wilson Cornerstone Properties Limited Partnership   Date:____ __, 1999

2929 Campus Dr., Suite 450
San Mateo, CA 94403

Ladies and Gentlemen:

         At the request and for the account of The 3DO Company, ADDRESS, we hereby establish our Irrevocable Letter of Credit in your favor in the amount of AMOUNT IN WORDS United States Dollars (US$AMOUNT IN NUMBERS) available with us at our above office by payment of Beneficiary's draft(s) drawn on us at sight accompanied by a signed and dated statement worded as follows with the instructions in brackets therein complied with:

                  "[ INSERT ONE OF `The undersigned, an authorized representative of [INSERT NAME OF BENEFICIARY]' or `The undersigned, an authorized representative of Cornerstone Properties Limited Partnership DBA Wilson Cornerstone Properties Limited Partnership as authorized agent for [INSERT NAME OF BENEFICIARY] '] hereby certifies that the amount drawn under Wells Fargo Bank, N.A. Letter of Credit No. _________ is being drawn pursuant to the terms of the Lease dated July 12, 1999, between The 3DO Company, as tenant, and Seaport Plaza Associates, LLC, as landlord, for certain premises located at 100 Cardinal Way and 200 Cardinal Way, Redwood City, California."

         Each draft must also be accompanied by the original of this Letter of Credit for our endorsement on this Letter of Credit of our payment of such draft.

         Partial and multiple drawings are permitted under this Letter of Credit.

                              Exhibit E, Page 1

         Each draft must be marked "DRAWN UNDER WELLS FARGO BANK, N.A. LETTER OF CREDIT NO. NZS______."

         If any instructions accompanying a drawing under this Letter of Credit request the payment is to be made by transfer to an account with us or at another bank, we and/or such other bank may rely on an account number specified in such instructions even if the number identifies a person or entity different from the intended payee.

         This Letter of Credit expires at our above office on ____ __, ____.


         This Letter of Credit is transferable one or more times, but in each instance to a single transferee and only in the full amount available to be drawn under this Letter of Credit at the time of such transfer. Any such transfer may be affected only through ourselves and only upon payment of our usual transfer fee and upon presentation to us at our above-specified office of a duly executed instrument of transfer in form and substance acceptable to us together with the original of this Letter of Credit. Any transfer of this Letter of Credit may not change the place of expiration of this Letter of Credit from our above-specified office. Each transfer shall be evidenced by our endorsement on the reverse of the original of this Letter of Credit, and we shall deliver the original of this Letter of Credit so endorsed to the transferee.

         This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500, and engages us in accordance therewith.

                                             Very truly yours,


                                             WELLS FARGO BANK, N.A.

                                             BY:
                                                 --------------------------
                                                   (AUTHORIZED SIGNATURE)


                                                            INITIALS:

                                                          Landlord [ILLEGIBLE]
                                                                   -----------
                                                            Tenant [ILLEGIBLE]
                                                                   -----------


                              Exhibit E, Page 2

                                    EXHIBIT F

                        ATTACHED TO AND FORMING A PART OF

                                 LEASE AGREEMENT

                            DATED AS OF JULY 12, 1999

                                     BETWEEN

                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,

                                       AND

                      THE 3DO COMPANY, AS TENANT ("LEASE")

                        APPROVED MEMORANDUM OF LEASE FORM

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

The 3DO Company
c/o General Counsel Associates
1891 Landings Drive
Mountain View, California  94043

Attention: Peter Schwab

                               MEMORANDUM OF LEASE

         This Memorandum of Lease ("Memorandum") is entered into as of this _____ day of ______________, by and between SEAPORT PLAZA ASSOCIATES, LLC, a California limited liability company ("Landlord"), and THE 3DO COMPANY, a California corporation ("Tenant").

     Landlord and Tenant hereby state the following for recording:

1. Landlord leases to Tenant, and Tenant leases from Landlord, that certain two (2)- building project consisting of approximately 159,350 square feet of premises to be constructed on that certain real property more particularly described on Exhibit "A" attached hereto, upon the terms and conditions contained in that certain lease agreement dated for reference purposes July 12, 1999 between Landlord and Tenant ("Lease").

                              Exhibit F, Page 1

2. The Lease shall be for a term beginning on the Commencement Date, as that term is defined in the Lease, and terminating 144 full calendar months following the Rent Commencement Date (plus any partial month following the Rent Commencement Date), as that term is defined in the Lease, subject to two (2) options to renew for an additional five (5) years each pursuant to Section 41 of the Lease.

3. This Memorandum shall incorporate herein all of the terms and provisions of the Lease as though fully set forth herein.

4. This Memorandum is solely for recording purposes and shall not be construed to alter, modify, amend or supplement the Lease of which this is a memorandum. If there is any inconsistency between this Memorandum and the Lease, the Lease shall prevail.

                              Exhibit F, Page 2

         Executed on the date first set forth above at , San Mateo County, California.


TENANT:                              LANDLORD:

THE 3DO COMPANY,                     SEAPORT PLAZA ASSOCIATES, LLC,
a California corporation             a California limited liability company

                                     By:   CORNERSTONE HOLDINGS, LLC,
                                           a Delaware limited liability company
                                           Its Manager

By:    /s/ John W. Adams                   By:      /s/ A. Robert Paratte
      ----------------------                       ----------------------
Name:      John W. Adams                      Name:     A. Robert Paratte
      ----------------------                       ----------------------
Title:     CFO                                Title:    Manager
      ----------------------                       ----------------------


                              Exhibit F, Page 3

STATE OF CALIFORNIA                 )
                                    ) ss:
COUNTY OF          San Mateo )

         On this the 16 day of August, 1999, before me, Diala M. Leon, a Notary Public, personally appeared A. Robert Paratte

         X   personally known to me  - OR
        ---
             proved to me on the basis of satisfactory evidence to be the
        --- person(s) whose name is/are subscribed to the within instrument and acknowledged to me that he executed the same in his their authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

                                          /s/ Diala M. Leon
                                         ----------------------------------
[SEAL]                                   NOTARY PUBLIC, State of California
                                         My Commission Expires: Sept. 4, 2002

STATE OF CALIFORNIA                 )
                                    ) ss:
COUNTY OF          ____________ )

         On this the ____ day of ______, ______, before me, _______________, a Notary Public, personally appeared________________

         ___ personally known to me  - OR

         ___ proved to me on the basis of satisfactory evidence to be the person(s) whose name is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity, and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.

                                        ----------------------------------
                                        NOTARY PUBLIC, State of California
                                        My Commission Expires:
                                                               -----------

                                                                 INITIALS:

                                                           Landlord
                                                                    ------
                                                           Tenant
                                                                    ------

                              Exhibit F, Page 4

STATE OF CALIFORNIA                 )
                                    ) ss:
COUNTY OF          San Mateo )

         On this the 12th day of August, 1999, before me, Michelle H. Munguia, a Notary Public, personally appeared John W. Adams

         X   personally known to me  - OR
        ---
             proved to me on the basis of satisfactory evidence to be the
        --- person(s) whose name is/are subscribed to the within instrument and acknowledged to me that he executed the same in his their authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

                                          /s/ Michelle H. Munguia
                                         ----------------------------------
[SEAL]                                   NOTARY PUBLIC, State of California
                                         My Commission Expires: 10-9-99

STATE OF CALIFORNIA                 )
                                    ) ss:
COUNTY OF          San Mateo )

         On this the 12th day of August, 1999, before me, Michelle H. Munguia, a Notary Public, personally appeared James Alan Cook

         X   personally known to me  - OR
        ---
             proved to me on the basis of satisfactory evidence to be the
        --- person(s) whose name is/are subscribed to the within instrument and acknowledged to me that he executed the same in his their authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

                                          /s/ Michelle H. Munguia
                                         ----------------------------------
[SEAL]                                   NOTARY PUBLIC, State of California
                                         My Commission Expires: 10-9-99

                                                                 INITIALS:

                                                      Landlord [ILLEGIBLE]
                                                               -----------
                                                        Tenant [ILLEGIBLE]
                                                               -----------

                              Exhibit F, Page 5

                                    EXHIBIT G

                        ATTACHED TO AND FORMING A PART OF

                                 LEASE AGREEMENT

                            DATED AS OF JULY 12, 1999

                                     BETWEEN

                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,

                                       AND

                      THE 3DO COMPANY, AS TENANT ("LEASE")

                          FORM OF CONSENT TO ASSIGNMENT

                              CONSENT TO ASSIGNMENT

         THIS CONSENT TO ASSIGNMENT (this "Consent") is made as of _______________, by and among ______________________________ ("Landlord"),
________________________ (herein called either "Tenant" or "Assignor"), and
_____________________________ ("Assignee").

                                    RECITALS


                  A. Landlord leased to Tenant certain premises known as Suite ____ containing approximately _____ rentable square feet of office space (the "Existing Premises") in the office building known as _______________, at __________________________________________ (the "Building"),in accordance with the terms of that certain lease dated _______________________ (the "Lease"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Lease.

                  B. Tenant has requested that Landlord consent to the assignment of the Lease (the "Assignment") by Tenant to Assignee, pursuant to the [DESCRIBE ASSIGNMENT INSTRUMENT] (the "Assignment Document").

         NOW, THEREFORE, incorporating the foregoing recitals and in consideration of the promises and the mutual covenants contained herein, Landlord hereby consents to the Assignment subject to and upon the following terms and conditions, as to each of which Tenant and Assignee expressly agree:

         1.                Nothing contained in this Consent shall:


                               Exhibit G, Page 1

                  (a) operate as a consent to or approval or ratification by Landlord of any specific provisions of the Assignment Document or, except as provided in Section 8 of this Consent as a representation or warranty by Landlord, or cause Landlord to be estopped or bound in any way by any of the provisions of the Assignment Document, or

                  (b) be construed to modify, waive or affect (i) any of the provisions, covenants or conditions in the Lease, or (ii) any of Tenant's obligations under the Lease, or (iii) any rights or remedies of Landlord under the Lease or otherwise; or to enlarge or increase Landlord's obligations or Tenant's rights under the Lease or otherwise, or

                  (c) be construed to waive any past, present or future breach or default on the part of Tenant or Assignee under the Lease.

         2. Assignee hereby assumes the Lease and agrees that Assignee shall be liable and responsible to Landlord for the full performance and observance of all the provisions, covenants and conditions set forth in the Lease.

         3. Neither the Assignment Document nor this Consent shall constitute a novation of the Lease or release or discharge Tenant from any liability under the Lease. Tenant shall remain liable and responsible for the full performance and observance of all the provisions, covenants and conditions set forth in the Lease. Tenant shall remain liable for any breach or violation of any provision of the Lease by Assignee.

         4. This Consent shall not be construed as a consent to any further assignment by Assignee of the Lease or of any sublease of all or any portion of the Premises, whether or not the Assignment Document purports to permit the same, all of which shall be governed by and subject to the provisions of the Lease. Any of the provisions of the Lease prohibiting transfers of interests in Tenant without Landlord's written consent or similar provisions shall apply to Assignee.

         5. Assignee shall be responsible for complying with all insurance requirements under the Lease, and shall name Landlord as additional insured under the policies required to be obtained by the tenant under the Lease. Landlord's consent to the assignment of the Lease to Assignee contained herein shall not be effective until such insurance has been obtained.

         6. From and after the effective date of the Assignment (the "Effective Date"), between Tenant and Assignee, Assignee shall solely be entitled to exercise all rights, powers, privileges, options and elections, and to make and give all approvals, consents, determinations, decisions and decisions of tenant under and with respect to the Lease; provided, however, nothing contained in this Section 6 shall modify the Lease, or grant to Assignee greater rights than are contained under the terms of the Lease.


                               Exhibit G, Page 2

         7. Notwithstanding anything contained to the contrary in this Consent, from and after the Effective Date, all references in Section 15.1 (e) and (f) of the Lease shall be applicable only to Assignee, and not to Assignor; provided, however, nothing contained in this Section 7 shall release Tenant from liability under the Lease. In the event that Assignor rejects or otherwise terminates, or attempts to reject, or otherwise terminate, the Lease pursuant to the provisions of the United States Bankruptcy Code or any other law or proceeding involving the rights of creditors, as between the undersigned Tenant, and Assignee, the Lease and this Assignment shall not be terminated or otherwise affected thereby, but shall continue in full force and effect as a direct agreement between Landlord and Assignee.

         8. Effective as of the date this Consent is executed, the parties agree that there currently exists no Event of Default by any party under the Lease, and, to the best of the undersigned's actual knowledge, there has not occurred any event which, with the giving of notice or the passage of time or both, could constitute such an Event of Default, except as follows [_______________]. The copy of the Lease attached to the Assignment Document is a true, complete and correct copy of the Lease (including all amendments and modifications thereto). The Term of the Lease commenced on ____________ and will expire on _________>

         9. Tenant and Assignee each covenants and agrees that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Assignment.

         10. In the event of any conflict between the provisions of this Consent and the provisions of the Assignment Document, the provisions of this Consent shall prevail unaffected by the Assignment Document.

         11. In the event of any arbitration or action or proceeding at law or in equity between or among the parties to this Consent as a consequence of any controversy, claim or dispute relating to this agreement or the breach thereof or to enforce any of the provisions and/or rights hereunder, the unsuccessful party or parties to such arbitration, action or proceeding shall pay to the successful party or parties all costs and expenses, including attorneys' fees incurred therein by such successful party or parties.

         12. This Consent shall be construed in accordance with the laws of the State of California and, together with the Assignment Document and the Lease, contains the entire agreement of the parties hereto with respect to the subject matter hereof and may not be changed or terminated orally or by course of conduct.

         13. This Consent is hereby incorporated into the Assignment Document and shall be attached to the Assignment Document.


                               Exhibit G, Page 3

         IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the day and year first above written.

                           LANDLORD:
                                     ---------------------------------
                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                           TENANT:
                                     ---------------------------------
                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                           ASSIGNEE:
                                     ---------------------------------
                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------



                                                             INITIALS:

                                                       Landlord [ILLEGIBLE]
                                                                -----------
                                                       Tenant   [ILLEGIBLE]
                                                                -----------


                               Exhibit G, Page 4

                                    EXHIBIT H

                        ATTACHED TO AND FORMING A PART OF

                                 LEASE AGREEMENT

                            DATED AS OF JULY 12, 1999

                                     BETWEEN

                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,

                                       AND

                      THE 3DO COMPANY, AS TENANT ("LEASE")

                           FORM OF CONSENT TO SUBLEASE


                               CONSENT TO SUBLEASE

         THIS AGREEMENT ("Agreement") is made as of ______________, by and among _____________________________________ ("Landlord"), _________________________
("Sublessor"), and ______________________________ ("Subtenant").

                                    RECITALS

                  A. Landlord is the landlord and Sublessor is the tenant under a lease dated __________________ (the "Prime Lease"), for approximately ______________ square feet of space (the "Premises"), located on the
______________ floor of the office building, known as _______________________, located at _______________________________ (the "Building"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Prime Lease.

                  B. Sublessor has requested that Landlord consent to the subletting by Sublessor to Subtenant of a portion of the Premises ("Sublet Premises"), pursuant to the Sublease dated _______________________ (the "Sublease"), to which this Agreement is attached.

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants contained herein, Landlord hereby consents to the Sublease subject to and upon the following terms and conditions, as to each of which Sublessor and Subtenant expressly agree:

         1.                Nothing contained in this Agreement shall:

                  (a) operate as a consent to or approval or ratification by Landlord of any specific provisions of the Sublease or as a representation or warranty by Landlord, or cause Landlord to be estopped or bound in any way by any of the provisions of the Sublease, or

                              Exhibit H, Page 1

                  (b) be construed to modify, waive or affect (i) any of the provisions, covenants or conditions in the Prime Lease, or (ii) any of Sublessor's obligations under the Prime Lease, or (iii) any rights or remedies of Landlord under the Prime Lease or otherwise; or to enlarge or increase Landlord's obligations or Sublessor's rights under the Prime Lease or otherwise, or

                  (c) be deemed to make Subtenant a third party beneficiary of the provisions of the Prime Lease, or create or permit any direct right of action by Subtenant against Landlord for breach of the covenant of quiet enjoyment or any other covenant of Landlord under the Prime Lease, or

                  (d) be construed to waive any past, present or future breach or default on the part of Sublessor under the Prime Lease.

         2. The Sublease shall be subject and subordinate at all times to the Prime Lease and to all of its provisions, covenants and conditions. Except for rent payable under the Prime Lease, Subtenant shall perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of the Prime Lease (including, without limitation, insurance requirements, as though Subtenant were the "Tenant" under the Prime Lease), for the period covered by the Sublease, but only to the extent applicable to the Sublet Premises. In case of any conflict between the provisions of the Prime Lease and the provisions of the Sublease, the provisions of the Prime Lease shall prevail unaffected by the Sublease; provided, however, between Sublessor and Subtenant, the provisions of the Sublease shall control.

         3. Neither the Sublease nor this consent thereto shall release or discharge Sublessor from any liability under the Prime Lease. Sublessor shall remain liable and responsible for the full performance and observance of all the provisions, covenants and conditions set forth in the Prime Lease on the part of Sublessor to be performed and observed. Any breach or violation of any provision of the Prime Lease by Subtenant shall be deemed to be, and shall constitute, a default by Sublessor in fulfilling such provision.

         4. This consent by Landlord shall not be assignable or transferable and shall not be construed as a consent by Landlord to any further subletting by Sublessor or Subtenant or to any assignment by Sublessor of the Prime Lease or assignment by Subtenant of the Sublease, whether or not the Sublease purports to permit the same, and, without limiting the generality of the foregoing, both Sublessor and Subtenant agree that Subtenant has no right whatsoever to assign, mortgage or encumber the Sublease nor to sublet any portion of the Sublet Premises or permit any portion of the Sublet Premises to be used or occupied by any other party or in any other manner to transfer all or any part of Subtenant's rights with respect to the Sublease or the Sublet Premises without Landlord's prior written consent, which consent with respect to any assignment of the Sublease, or further subleasing of the Sublet Premises, shall not be unreasonably withheld. All provisions in the Prime Lease restricting or prohibiting transfer of Tenant's interests shall also apply to restrict or prohibit transfer by Subtenant (but, except only as otherwise expressly provided to the contrary in this Agreement, no provisions in the Prime Lease

                              Exhibit H, Page 2
permitting any transfer by Sublessor shall apply to permit any transfer by Subtenant). This consent may not be construed as a consent by Landlord to any modification, amendment, extension or renewal of the Sublease.

         5. Sublessor hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease, including the Sublease, and agrees that Landlord, as assignee or as attorney-in-fact for Sublessor for purposes hereof, or a receiver for Sublessor appointed on Landlord's application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Sublessor's obligations to Landlord under the Prime Lease; provided, however, that Landlord grants to Sublessor at all times prior to occurrence of any breach or default by Sublessor under the Prime Lease a revocable license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default under the Prime Lease). Sublessor and Subtenant agree that upon receipt of notice from Landlord directing Subtenant to pay the sublease rent directly to Landlord, Subtenant shall pay rent due under the Sublease to Landlord. Landlord shall credit Sublessor with any rent received by Landlord under such assignment, but the acceptance of any payment on account of rent from Subtenant as the result of any such default shall in no manner whatsoever serve to release Sublessor from any liability under the Prime Lease, except to the extent of the rent so credited.

         6. Upon the expiration or any earlier termination of the term of the Prime Lease, the voluntary or involuntary surrender of the Prime Lease by Sublessor to Landlord, or a mutual cancellation of the Prime Lease by Landlord and Sublessor, the Sublease and its term shall terminate and Subtenant shall vacate the Premises on or before the effective date of such, termination. In the event of the failure of Subtenant to so vacate the Premises, Landlord shall be entitled to enforce against Subtenant all of the rights and remedies available to a landlord against a tenant holding over after the expiration of a term.

         7. Both Sublessor and Subtenant shall be and continue to be liable for the payment of (a) all bills rendered by Landlord for charges incurred by Subtenant for services and materials supplied to the Sublet Premises beyond that which is required by the terms of the Prime Lease, and (b) any additional costs incurred by Landlord for maintenance and repair of the Sublet Premises as the result of Subtenant occupying the Sublet Premises (including, but not limited to, any excess cost to Landlord of services furnished to or for the Sublet Premises).

         8. Notwithstanding anything to the contrary contained in the Sublease, Landlord may require that requests for any service to be supplied by Landlord to the Sublet Premises, requests to alter the Sublet Premises, requests to further sublet the Sublet Premises or assign the Sublease, and other requests for Landlord's consent or approval be made by Sublessor on behalf of Subtenant.

         9. Sublessor and Subtenant each covenants and agrees that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease.

                              Exhibit H, Page 3

         10. Sublessor and Subtenant understand and acknowledge that Landlord's consent to the Sublease expressed herein is not a consent to any improvement or alteration work to be performed in the Sublet Premises (including without limitation any improvement work contemplated in the Sublease), that Landlord's consent for such work must be separately sought and that any such work shall be subject to all the provisions of the Prime Lease with respect thereto.

         11. In the event of any conflict between the provisions of this Agreement and the provisions of the Sublease, as between Landlord and Sublessor, and between Landlord and Subtenant, the provisions of this Agreement shall prevail.

         12. In addition to complying with all provisions of the Prime Lease concerning estoppel certificates, Sublessor and Subtenant each also agree to execute and deliver from time to time within ten (10) Business Days after their receipt of written request such other estoppel certificates as Landlord may reasonably require with respect to the Sublease.

         13. In the event of any arbitration or action or proceeding at law or in equity between or among the parties to this Agreement as a consequence of any controversy, claim or dispute relating to this agreement or the breach thereof or to enforce any of the provisions and/or rights hereunder, the unsuccessful party or parties to such arbitration, action or proceeding shall pay to the successful party or parties all costs and expenses, including attorneys' fees incurred therein by such successful party or parties.

         14. Each of Subtenant and Sublessor, jointly and severally, shall indemnify, defend and hold Landlord harmless from and against any and all claims arising out of (i) Subtenant's use of the Premises or any part thereof, or (ii) any activity, work or other thing done, permitted or suffered by Subtenant in or about the Building or the Premises, or any part thereof, or (iii) any breach or default in the performance of any obligation on Subtenant's part to be performed under the terms of the Sublease or this Agreement, (iv) any act or negligence of Subtenant or any officer, agent, employee, contractor, servant, invitee or guest of Subtenant, or (v) any claim for brokerage commissions or other charges or expenses in connection with the Sublease; and in each case from and against any and all damages, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) arising in connection with any such claim or claims as described in clauses (i) through (v) above, or any action or proceeding brought thereon. If any such action or proceeding be brought against Landlord, the indemnifying party, upon notice from Landlord, shall defend the same at the indemnifying party's sole expense by counsel reasonably satisfactory to Landlord. Subtenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage or loss to property or injury or death to persons, in, upon or about the Premises, from any cause, and Subtenant hereby waives all claims in respect thereof against Landlord.

         15. Notwithstanding any provision of this Agreement to the contrary, Landlord and Sublessee each hereby waive any right of recovery against each other and the partners,

                              Exhibit H, Page 4
managers, members, shareholders, officers, directors and authorized representatives of each other for any loss or damage that is covered by any policy of property insurance maintained by either party (or required by the Master Lease to be maintained) with respect to the Sublet Premises or the Property or any operation therein, regardless of cause, including negligence (active or passive) of the party benefiting from the waiver. If any such policy of insurance relating to the Master Lease or to the Sublet Premises or the Property does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

         16. This Agreement shall be construed in accordance with the laws of the State of California and, together with the Sublease and the Prime Lease, contains the entire agreement of the parties hereto with respect to the subject matter hereof and may not be changed or terminated orally or by course of conduct.

         17. This Agreement is hereby incorporated into the Sublease and shall be attached to the Sublease.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                           LANDLORD:
                                        ---------------------------------

                                        By:
                                            -----------------------------

                                               Name:
                                                     --------------------

                                               Title:
                                                      -------------------


                           SUBLESSOR:
                                        ---------------------------------


                                        By:
                                            -----------------------------

                                               Name:
                                                     --------------------

                                               Title:
                                                      -------------------


                           SUBTENANT:
                                        ---------------------------------

                                        By:
                                            -----------------------------

                                               Name:
                                                     --------------------

                                               Title:
                                                      -------------------


                                                                INITIALS:

                                                     Landlord [ILLEGIBLE]
                                                              -----------
                                                       Tenant [ILLEGIBLE]
                                                              -----------


                              Exhibit H, Page 5

                                    EXHIBIT I

                        ATTACHED TO AND FORMING A PART OF

                                 LEASE AGREEMENT

                            DATED AS OF JULY 12, 1999

                                     BETWEEN

                   SEAPORT PLAZA ASSOCIATES, LLC AS LANDLORD,

                                       AND

                      THE 3DO COMPANY, AS TENANT ("LEASE")


                                    GUARANTY

         Reference is made to the Lease Agreement dated as of July 12, 1999 (the "Lease"), by and between Seaport Plaza Associates, LLC ("Landlord") and The 3DO Company, a California corporation ("Tenant"), covering and describing premises (the "Premises") located at 100 Cardinal Way and 200 Cardinal Way, Redwood City, Clifornia.

         The undersigned ("Guarantor") is the parent of Tenant. Guarantor has agreed to guarantee the obligations of Tenant under the Lease, and the execution of this Guaranty is a condition of, and a material inducement to, Landlord entering into the Lease. Therefore, Guarantor hereby unconditionally guarantees the prompt, full and complete performance of all of the obligations of Tenant under the Lease. If (i) Tenant at any time fails to make any payment under the Lease when due following the giving of notice and time to cure available to Tenant, (ii) Tenant at any time fails to make any payment under the Lease when due and transmission of any notice by Landlord required in respect thereof is barred by applicable Law, or Tenant (iii) fails to perform or comply with any covenant, condition, agreement or term of the Lease following the giving of notice and time to cure available to Tenant (unless transmission of any notice by Landlord required in respect thereof is barred by applicable Law, in which event notice and time to cure shall not be applicable), Guarantor shall, upon notice from Landlord and without further demand, pay, perform or comply with the same in the same manner and to the same extent as is required of Tenant. Guarantor understands and acknowledges that the Lease may, and likely will, be amended or modified from time to time by agreement of Landlord and Tenant and that this may be done without notice to or approval of Guarantor, it being understood that Guarantor is relying solely on Tenant to protect its interests in connection with such matters. Guarantor hereby waives any suretyship rights or defenses that may be available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code and agrees that:

              (a) The Lease may be assigned, modified or amended in whole or in part or the Premises may be sublet in whole or in part without notice to Guarantor and without releasing Guarantor or affecting Guarantor's obligations under this Guaranty in any way.

              (b)      [Intentionally deleted].

                              Exhibit I, Page 1

              (c) Landlord may, from time to time, and without notice to Guarantor, release any security that Landlord may have for the obligations of Tenant under the Lease or accept security therefor; add, substitute or release guarantors; or compromise or settle any amount due or owing, or claimed to be owing under the Lease; and no such action by Landlord or any other action which Landlord may take or omit to take in connection with the Lease shall affect this Guaranty or Guarantor's obligations in any way.

              (d) Guarantor expressly waives notice of acceptance of this Guaranty and diligence of collecting any sums due under the Lease or the taking of any action with reference to any default under the Lease or to any liability under this Guaranty.

              (e) Landlord has no duty to disclose to Guarantor any information it receives regarding the financial status of Tenant, whether or not such information indicates that the risk of Guarantor under this Guaranty has been or may be increased. Guarantor assumes full responsibility for being and keeping informed of Tenant's financial condition, Tenant's performance under the Lease, and Tenant's use and operation of the Premises.

              (f) Guarantor hereby subordinates all its claims for payment of any indebtedness of Tenant to Guarantor, if any, to Landlord's right to receive payment from Tenant of all sums due under the Lease and waives any rights it may have to participate in any security for the Lease or to enforce any remedy which Landlord may have against Tenant or any other person or entity that may now or hereafter be liable on the Lease until Landlord has been paid in full following the expiration or termination of the Lease.

              (g) The obligations of Guarantor under this Guaranty are independent of the obligations of Tenant, and Landlord may directly enforce its rights under this Guaranty without proceeding against or joining Tenant or any other guarantor of the Lease, and without applying or enforcing any security for the Lease.

              (h) In the event any payment by Tenant to Landlord is held to constitute a preference, fraudulent conveyance or similar voidable payment under any law now or hereafter in effect, and is rescinded or otherwise required to be returned by Landlord, such payment by Tenant to Landlord shall not constitute a release of Guarantor from any liability hereunder and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

              (i) Guarantor agrees to indemnify Landlord for all costs and expenses, including court costs and attorneys fees, incurred or paid by Landlord in enforcing this Guaranty and the Lease; provided, however, if such costs and expenses incurred in enforcing the Lease are included in Rent under the provisions of the Lease, then Landlord shall not be entitled to recover such costs and expenses incurred in enforcing the Lease more than once.

                              Exhibit I, Page 2

              (j) This Guaranty shall inure to the benefit of any person or persons, entity or entities who at any time may be entitled to the benefits and obligated to perform the duties of Landlord under the Lease and shall be binding upon the heirs, administrators, successors and assigns of Guarantor.

              (k) This Guaranty is the final, complete, and exclusive statement of the terms of the agreement between the parties pertaining to Guarantor's guarantee of the Lease and supersedes any and all prior or contemporaneous understandings, agreements, representations or communications between or among the parties, either oral or written, concerning this Guaranty.

              (l) This Guaranty shall be construed in accordance with the fair meaning of the language used. No rule of construction to the effect that ambiguities are to be resolved against the drafting party shall apply in interpreting this Guaranty.

              (m) This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived except by a writing signed by Landlord. If any term or provision of this Guaranty is ever determined to be illegal or unenforceable, all other terms and provisions of this Guaranty shall remain effective and enforceable to the fullest extent permitted by law.

              (o) This Guaranty and the rights and obligations of Guarantor and Landlord under this Guaranty shall be governed by and construed in accordance with the laws of the State of California excluding its conflicts of law principles.

         IN WITNESS WHEREOF, this Guaranty has been executed by Guarantor, effective as of July 12, 1999.

                             Guarantor:

                             THE 3DO COMPANY,
                             a Delaware corporation

                             By:  [ILLEGIBLE]
                                -----------------------------------------

                             Name:  [ILLEGIBLE]
                                   --------------------------------------

                             Title:  CFO
                                   --------------------------------------


                             By:  /s/ JAMES ALAN COOK
                                -----------------------------------------

                             Name:  James Alan Cook
                                   --------------------------------------

                             Title:  Secretary
                                   --------------------------------------


                              ADDRESS OF GUARANTOR:

                              THE 3DO COMPANY
                              -------------------------------------------

                              Exhibit I, Page 3

                              600 GALVESTON DRIVE
                              -------------------------------------------

                              REDWOOD CITY, CA 94063
                              -------------------------------------------


                                                                INITIALS:

                                                     Landlord [ILLEGIBLE]
                                                              -----------
                                                       Tenant [ILLEGIBLE]
                                                              -----------

                              Exhibit I, Page 4